                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-02120

                              SECURITY INCOME FUND
               (Exact name of registrant as specified in charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
               (Address of principal executive offices) (Zip code)

                           MICHAEL G. ODLUM, PRESIDENT
                              SECURITY INCOME FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (785) 438-3000

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy-making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.   REPORTS TO STOCKHOLDERS.

                               SECURITY FUNDS(SM)

ANNUAL REPORT

DECEMBER 31, 2005

-    SECURITY INCOME FUND

     -    CAPITAL PRESERVATION SERIES

     -    DIVERSIFIED INCOME SERIES

     -    HIGH YIELD SERIES

     -    INCOME OPPORTUNITY SERIES

-    SECURITY CASH FUND

                                                     (SECURITY BENEFIT(SM) LOGO)
                                                      Security Distributor, Inc.

                              SECURITY INCOME FUND

                               SECURITY CASH FUND

                                DECEMBER 31, 2005

                                  ANNUAL REPORT

                                TABLE OF CONTENTS

Security Income Fund
   Capital Preservation Series ............................................    2
   Diversified Income Series ..............................................   15
   High Yield Series ......................................................   27
   Income Opportunity Series ..............................................   39
Security Cash Fund ........................................................   51
Notes to Financial Statements .............................................   59
Report of Independent Registered Public Accounting Firm ...................   64
Director's Disclosure .....................................................   65
Directors and Officers ....................................................   67

                                                            SECURITY INCOME FUND
Manager's Commentary                                 CAPITAL PRESERVATION SERIES
February 15, 2006                                                    (unaudited)

                                                     (SECURITY BENEFIT(SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

(PHOTO OF CHRISTOPHER L. PHALEN)
Christopher L. Phalen
Portfolio Manager

TO OUR SHAREHOLDERS:

2005 was a difficult year for investors in intermediate bonds. The Federal Reserve increased the federal funds rate at each meeting during the year, bringing the well-known policy rate up 2 full percentage points to 4.25% by year-end. The rate was raised to remove the extraordinary amount of accommodation which was put in place to stimulate economic growth and to prevent possible deflation following the recession induced by the collapse of the tech bubble and the cautiousness of businesses following September 11, 2001. We have since had several years of healthy growth with relatively low inflation. In 2005 inflation readings were higher and there were warning signs of future inflation contained in the rising prices of oil, gold and other commodities.

We positioned the average maturity of the Capital Preservation Series of Security Income Fund short of benchmark to protect the Series from rising interest rates. The Series earned a return of 2.04% for the 12-month period ending December 31, 2005(1), which was ahead of the benchmark Lehman Brothers 1-to-3 Year Government/Credit Index return of 1.77% for the same period.

FACTORS AFFECTING PERFORMANCE IN 2005

The lackluster bond market returns resulted from the Federal Reserve Bank's eight interest rate increases during the year, which caused short and intermediate maturity government bond interest rates to move up and subsequently, prices of bonds to fall. Also contributing to the bond market's sub-par performance was the negative impact from the credit rating agencies' downgrades of General Motors and Ford. These actions resulted in the elimination of two very large issuers from the investment grade indices.

During 2005, the Capital Preservation Series was positioned more heavily in shorter maturity bonds to mitigate the impact of rising interest rates. This strategy was correct and protected the Series from loss due to declining bond prices. The Series was over-weighted in corporate bonds to take advantage of the robust economy and the low volatility environment found in corporate yield spreads. This strategy also proved successful as short corporate bonds outperformed similar maturity government issues. A third strategy which improved Series performance was a significant holding of floating rate asset- backed securities which earned higher returns as the floating rates ratcheted higher during the year.

THE COMPOSITION OF PORTFOLIO ASSETS

At the end of 2005, the Capital Preservation Series held 24% in asset-backed securities, 8% in mortgage-backed securities, 59% in corporate issues, 4% U.S. Treasury issues, 4% federal agency issues, and 1% cash. This portfolio composition is over- weighted in corporate bonds, asset-backed securities, and mortgage-backed securities, and under-weighted in Treasury and Agency issues relative to the benchmark.

OUTLOOK FOR 2006

The economy grew at a healthy pace in 2005, despite very large increases in commodity prices, 2 percent higher short-term interest rates, and the hurricanes which battered New Orleans and other areas surrounding the Gulf of Mexico. We expect the economy in 2006 to moderate to a 3% or lower real growth rate that will be more attributable to business rather than consumer spending. Over the past few years, consumer spending has been the main driver of the U.S. economy due to an accommodative Federal Reserve policy. The low interest rate environment led to large amounts of equity withdrawal from increased home values, which then fueled consumer demand. The monetary accommodation has now been removed after 13 straight interest rate increases, leaving short-term interest rates at or near long-term interest rates for the first time since early 2000. Consumer spending from home equity extraction will subside in 2006 due to higher mortgage rates and slower home price appreciation. However, employment gains seem to be improving, which should keep consumer spending at a reasonable pace.

While the flat or inverted yield curve condition has led to slow economic growth in the past, we do not expect significant weakness in 2006. In the past, the curve inverted due to Federal Reserve hikes of the short-term rates well above the inflation rate and above rising long-term interest rates. We believe the current flatness of the yield curve is partly due to foreign purchases of U.S. debt as well as to demand from pension funds for longer maturity debt to match long liabilities in defined benefit plans. Growth should remain healthy in the low long-term interest rate environment.

We expect shorter-term rates to remain around 4.50% after the January meeting of the Federal Reserve but expect longer-term rates to continue to rise. As a result, longer maturities will be underweighted in the Series while shorter maturities will be overweighted to benefit from a steepening in the slope of the yield curve. Interest rate volatility will most likely remain low, thereby mitigating the need for call protection as part of the portfolio strategy. We expect credit risk premiums to continue to increase gradually but to remain below long-term averages for 2006.

In the coming year we are most concerned with event risk in investment grade corporate bonds. Due to the outlook described above, we will continue to hold larger-than-index weights in Asset-Backed Securities, and corporate debt for the yield advantage, but will avoid corporate issuers who, we believe, are prone to increase the debt in their capital structure.

At the start of 2006, short-term maturity interest rates are significantly higher than they were a year ago, and we do not anticipate much movement to occur in the year. Therefore, we are optimistic that the Series' performance will improve.

Sincerely,


Christopher L. Phalen
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of fund shares.

                                                            SECURITY INCOME FUND
Manager's Commentary                                 CAPITAL PRESERVATION SERIES
February 15, 2006                                                    (unaudited)

PERFORMANCE

SECURITY CAPITAL PRESERVATION SERIES VS. LEHMAN 1-3 YEAR GOVERNMENT/CREDIT INDEX

                               (PERFORMANCE GRAPH)

        SECURITY INCOME FUND                    LEHMAN 1-3 GOVERNMENT
    CAPITAL PRESERVATION SERIES                  CAPITAL PRESERVATION
-------------------------------                  --------------------
       DATE               VALUE                 DATE                   VALUE
     ----------         ---------             ----------             ---------
 INCEPTION 05/03/99      9,650.00         INCEPTION 05/03/99         10,000.00
     06/30/1999          9,721.38             06/30/1999             10,021.98
     09/30/1999          9,866.14             09/30/1999             10,144.69
     12/31/1999         10,020.03             12/31/1999             10,207.71
     03/31/2000         10,179.36             03/31/2000             10,336.72
     06/30/2000         10,351.13             06/30/2000             10,507.98
     09/30/2000         10,522.18             09/30/2000             10,750.45
     12/31/2000         10,685.80             12/31/2000             11,031.13
     03/31/2001         10,845.88             03/31/2001             11,358.47
     06/30/2001         11,011.37             06/30/2001             11,509.04
     09/30/2001         11,169.71             09/30/2001             11,908.12
     12/31/2001         11,326.87             12/31/2001             12,000.73
     03/31/2002         11,460.87             03/31/2002             12,008.72
     06/30/2002         11,594.31             06/30/2002             12,305.23
     09/30/2002         11,719.13             09/30/2002             12,604.11
     12/31/2002         11,837.29             12/31/2002             12,756.43
     03/31/2003         11,940.54             03/31/2003             12,869.98
     06/30/2003         12,042.86             06/30/2003             13,021.34
     09/30/2003         12,145.06             09/30/2003             13,084.74
     12/31/2003         12,252.72             12/31/2003             13,115.52
     03/31/2004         12,367.25             03/31/2004             13,271.85
     06/30/2004         12,482.34             06/30/2004             13,121.18
     09/30/2004         12,580.24             09/30/2004             13,272.69
     12/31/2004         12,999.27             12/31/2004             13,285.69
     03/31/2005         13,066.45             03/31/2005             13,247.18
     06/30/2005         13,182.02             06/30/2005             13,410.75
     09/30/2005         13,175.60             09/30/2005             13,427.82
     12/31/2005         13,264.40             12/31/2005             13,519.27

                             $10,000 SINCE INCEPTION

     This chart assumes a $10,000 investment in Class A shares of Capital Preservation Series on May 3, 1999 (date of inception), reflects deduction of the 3.50% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index that tracks investment grade bonds including U.S. government bonds and corporate bonds with maturities of between 1 and 3 years.

PORTFOLIO COMPARISON BY QUALITY RATING (BASED ON STANDARD & POOR'S RATINGS)

AAA                                      37.59%
AA                                        5.09
A                                        21.92
BBB                                      30.27
BB                                        1.75
B                                         1.32
CCC                                       0.15
NR                                        1.23
Repurchase Agreement                      0.25
Cash & other assets, less liabilities     0.43
                                        ------
Total net assets                        100.00%
                                        ======

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-05   1 YEAR   5 YEARS   SINCE INCEPTION
----------------------   ------   -------   ---------------
A Shares                 (1.53%)   3.69%     4.34% (5-3-99)
B Shares                 (3.57%)   3.55%     4.36% (5-3-99)
C Shares                  0.68%    4.15%     4.62% (5-3-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above reflect deduction of the maximum front-end sales charge of 3.50% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced. Effective November 17, 2004, the Series converted from a stable value fund to a short-term bond fund. The 5 Years and since inception returns includes the effect of this change and in the absence of such change, the return would have been lower.

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Manager's Commentary                                 CAPITAL PRESERVATION SERIES
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES' EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SERIES EXPENSES

                         BEGINNING         ENDING      EXPENSES PAID
                       ACCOUNT VALUE   ACCOUNT VALUE       DURING
                         07-01-05       12-31-05(1)      PERIOD(2)
                       -------------   -------------   -------------
Capital Preservation
Series - Class A
   Actual                $1,000.00       $1,006.20         $5.31
   Hypothetical           1,000.00        1,019.91          5.35
Capital Preservation
Series - Class B
   Actual                 1,000.00        1,002.70          7.77
   Hypothetical           1,000.00        1,017.44          7.83
Capital Preservation
Series - Class C
   Actual                 1,000.00        1,003.90          6.52
   Hypothetical           1,000.00        1,018.70          6.56

(1) The actual ending account value is based on the actual total return of the Series for the period from July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series' expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from July 1, 2005 to December 31, 2005 was 0.62%, 0.27% and 0.39%, for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series' annualized expense ratio (1.05%, 1.54% and 1.29% for Class A, B and C shares, respectively) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2005                                    CAPITAL PRESERVATION SERIES

                                                        PRINCIPAL       MARKET
                                                          AMOUNT        VALUE
                                                        ----------   -----------
CORPORATE BONDS - 59.1%

AEROSPACE & DEFENSE - 1.6%
General Dynamics Corporation,
   2.125% - 2006                                        $4,000,000   $ 3,964,384
                                                                     -----------
AUTOMOTIVE - 0.2%
Adesa, Inc., 7.625% - 2012                                  17,000        16,915
Affinia Group, Inc., 9.00% - 2014                           30,000        23,700
Autonation, Inc., 9.00% - 2008                              23,000        24,696
Cooper-Standard Automotive, Inc.,
   8.375% - 2014                                            35,000        26,600
Dana Corporation, 7.00% - 2029                              37,000        26,547
Dura Operating Corporation,
   8.625% - 2012                                            21,000        17,325
Ford Motor Company, 7.45% - 2031                             4,000         2,720
Ford Motor Credit Company,
   7.25% - 2011                                             41,000        35,418
General Motors Acceptance Corporation:
   5.22% - 2007(2)                                          36,000        34,004
   6.125% - 2007                                             9,000         8,343
   6.875% - 2011                                            12,000        10,943
   6.75% - 2014                                             26,000        23,390
   8.00% - 2031                                            124,000       118,777
Sonic Automotive, Inc., 8.625% - 2013                       23,000        22,253
TRW Automotive, Inc., 11.00% - 2013                         54,000        60,615
United Auto Group, Inc., 9.625% - 2012                      39,000        41,048
                                                                     -----------
                                                                         493,294
                                                                     -----------
BANKING - 2.0%
Deutsche Bank Financial,
   6.70% - 2006                                          2,000,000     2,031,584
E*Trade Financial Corporation,
   8.00% - 2011                                             25,000        26,000
HSBC Finance Corporation,
   6.875% - 2007                                         2,750,000     2,804,161
                                                                     -----------
                                                                       4,861,745
                                                                     -----------
BROKERAGE - 6.1%
Alliance Capital Management,
   5.625% - 2006                                         3,000,000     3,012,411
Credit Suisse First Boston USA,
   5.75% - 2007                                          3,000,000     3,031,269
Goldman Sachs Group, Inc.,
   6.65% - 2009                                          3,000,000     3,152,655
Merrill Lynch & Company,
   4.25% - 2007                                          3,000,000     2,969,091
Morgan Stanley, 3.875% - 2009                            3,000,000     2,911,761
                                                                     -----------
                                                                      15,077,187
                                                                     -----------
BUILDING MATERIALS - 0.1%
Collins & Aikman Floor Cover,
   9.75% - 2010                                            121,000       106,480
Dayton Superior Corporation,
   10.75% - 2008                                            28,000        27,020
Legrand S.A., 8.50% - 2025                                  20,000        24,050
                                                                     -----------
                                                                         157,550
                                                                     -----------
CHEMICALS - 0.1%
Geo Specialty Chemicals,
   13.056% - 2009(2)                                    $   29,000   $    24,070
Hercules, Inc., 6.75% - 2029                                21,000        20,212
Huntsman LLC, 11.625% - 2010                                45,000        51,244
IMC Global, Inc.:
   10.875% - 2013                                           30,000        34,462
   7.375% - 2018                                            18,000        18,180
ISP Chemco, 10.25% - 2011                                   52,000        55,380
Millennium America, Inc., 9.25% - 2008                      55,000        59,331
Omnova Solutions, Inc., 11.25% - 2010                       50,000        52,125
Westlake Chemical Corporation,
   8.75% - 2011                                             14,000        14,980
                                                                     -----------
                                                                         329,984
                                                                     -----------
CONSTRUCTION MACHINERY - 0.0%
Columbus McKinnon Corporation,
   10.00% - 2010                                            16,000        17,720
H&E Equipment/Finance,
   11.125% - 2012                                           31,000        34,255
United Rentals NA, Inc., 7.00% - 2014                       44,000        41,140
                                                                     -----------
                                                                          93,115
                                                                     -----------
CONSUMER PRODUCTS - 0.0%
Bear Creek Corporation,
   9.41% - 2012(2, 3)                                       12,000        12,090
Jafra Cosmetics/Distribution,
   10.75% - 2011                                            40,000        43,800
                                                                     -----------
                                                                          55,890
                                                                     -----------
DIVERSIFIED MANUFACTURING - 2.4%
Atlas Copco AB, 6.50% - 2008(3)                          3,000,000     3,075,069
Tyco International Group,
   4.436% - 2007(3)                                      3,000,000     2,963,346
                                                                     -----------
                                                                       6,038,415
                                                                     -----------
ELECTRIC - 9.4%
AES Corporation, 8.75% - 2013(3)                            50,000        54,437
Allegheny Energy Supply,
   8.25% - 2012(3)                                          65,000        73,287
Ameren Corporation,
   4.263% - 2007                                         1,250,000     1,232,094
American Electric Power,
   4.709% - 2007(1)                                      3,000,000     2,981,421
DPL, Inc., 6.875% - 2011                                    25,000        26,344
Dominion Resources, Inc.,
   4.125% - 2008                                         2,800,000     2,748,074
FPL Group Capital, Inc.,
   5.551% - 2008                                         3,000,000     3,026,010
Firstenergy Corporation,
   5.50% - 2006                                          3,000,000     3,010,782
Mission Energy Holding,
   13.50% - 2008                                            20,000        23,200
NRG Energy, Inc., 8.00% - 2013                              54,000        60,210
National Rural Utilities,
   6.00% - 2006                                          4,000,000     4,018,484

                                                         See accompanying notes.

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2005                                    CAPITAL PRESERVATION SERIES

                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        ----------   -----------
CORPORATE BONDS (CONTINUED)

ELECTRIC (CONTINUED)
Northwestern Corporation,
   5.875% - 2014                                        $   14,000   $    14,026
PSEG Energy Holdings:
   10.00% - 2009                                            53,000        58,300
   8.50% - 2011                                             34,000        36,380
Pacificorp Australia, 6.15% - 2008(3)                    3,000,000     3,071,322
Xcel Energy, Inc., 3.40% - 2008                          3,000,000     2,891,190
                                                                     -----------
                                                                      23,325,561
                                                                     -----------
ENERGY - INDEPENDENT - 0.1%
El Paso Production Holding Company,
   7.75% - 2013                                             34,000        35,275
Newpark Resources, Inc.,
   8.625% - 2007                                            40,000        40,000
Stone Energy Corporation,
   8.25% - 2011                                             57,000        58,853
Whiting Petroleum Corporation:
   7.25% - 2012                                             10,000        10,125
   7.25% - 2013                                              4,000         4,050
                                                                     -----------
                                                                         148,303
                                                                     -----------
ENTERTAINMENT - 0.0%
AMC Entertainment, Inc., 8.00% - 2014                       46,000        41,630
NCL Corporation, 10.625% - 2014                             21,000        21,682
Universal City Development,
   11.75% - 2010                                            44,000        49,335
                                                                     -----------
                                                                         112,647
                                                                     -----------
ENVIRONMENTAL - 0.0%
Allied Waste Industries,
   9.25% - 2021                                             20,000        20,600
Allied Waste North America:
   5.75% - 2011                                             50,000        47,375
   9.25% - 2012                                             37,000        40,052
                                                                     -----------
                                                                         108,027
                                                                     -----------
FINANCIAL - OTHER - 0.0%
AAC Group Holding Corporation,
   0.00% - 2012(1)                                           5,000         3,613
PXRE Capital Trust I, 8.85% - 2027                          31,000        30,458
Triad Acquisition, 11.125% - 2013(3)                        13,000        12,870
                                                                     -----------
                                                                          46,941
                                                                     -----------
FINANCIAL COMPANIES - CAPTIVE - 1.2%
American General Finance,
   3.00% - 2006                                          3,000,000     2,953,497
                                                                     -----------
FINANCIAL COMPANIES - NONCAPTIVE CONSUMER - 5.1%
Countrywide Home Loan,
   3.25% - 2008                                          3,000,000     2,880,819
MBNA Corporation,
   4.625% - 2008                                         3,675,000     3,648,331
Nelnet, Inc., 5.125% - 2010                              3,250,000     3,195,251
PHH Corporation, 6.00% - 2008                            3,000,000     3,044,010
                                                                     -----------
                                                                      12,768,411
                                                                     -----------
FINANCIAL COMPANIES - NONCAPTIVE DIVERSIFIED - 2.4%
CIT Group, Inc., 5.75% - 2007                           $2,000,000   $ 2,027,824
Core Investment Grade Trust,
   4.659% - 2007                                         4,000,000     3,957,920
                                                                     -----------
                                                                       5,985,744
                                                                     -----------
FOOD & BEVERAGE - 2.4%
Agrilink Foods, Inc., 11.875% - 2008                        24,000        24,480
Cadbury Schweppes US Finance,
   3.875% - 2008(3)                                      3,000,000     2,913,363
Kraft Foods, Inc., 5.25% - 2007                          3,000,000     3,012,180
Pinnacle Foods Holding,
   8.25% - 2013                                             17,000        16,193
Swift & Company:
   10.125% - 2009                                           27,000        27,878
   12.50% - 2010                                            10,000        10,525
United Agri Products, 0.00% - 2012(1)                       26,000        22,523
Viskase Companies, Inc.,
   11.50% - 2011                                            30,000        31,950
                                                                     -----------
                                                                       6,059,092
                                                                     -----------
GAMING - 0.2%
Aztar Corporation, 7.875% - 2014                            41,000        42,947
Jacobs Entertainment,
   11.875% - 2009                                          108,000       114,615
MGM Mirage, Inc., 9.75% - 2007                              25,000        26,344
MTR Gaming Group, 9.75% - 2010                              14,000        14,945
Park Place Entertainment:
   9.375% - 2007                                            22,000        22,908
   8.875% - 2008                                            21,000        22,706
Poster Financial Group, 8.75% - 2011                        34,000        35,020
Premier Entertainment Biloxi/Finance,
   10.75% - 2012                                            33,000        31,845
Resort International Hotel/Casino,
   11.50% - 2009                                            32,000        35,440
Tropicana LLC, 8.75% - 2012                                 25,000        24,062
Wheeling Island Gaming,
   10.125% - 2009                                           16,000        16,780
Wynn Las Vegas LLC,
   6.625% - 2014                                            32,000        31,120
                                                                     -----------
                                                                         418,732
                                                                     -----------
HEALTH CARE - 3.3%
Cigna Corporation, 7.40% - 2007                          3,000,000     3,090,720
Healthsouth Corporation,
   10.75% - 2008                                            30,000        30,000
Insight Health Services Corporation,
   9.875% - 2011                                            13,000         9,815
Medtronic, Inc., 4.375% - 2010(3)                        1,000,000       979,797
Tenet Healthcare Corporation:
   6.375% - 2011                                            12,000        10,950
   9.25% - 2015(3)                                          58,000        57,565
Wellpoint, Inc., 3.75% - 2007                            4,000,000     3,911,160
                                                                     -----------
                                                                       8,090,007
                                                                     -----------

                                                         See accompanying notes.

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2005                                    CAPITAL PRESERVATION SERIES

                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                         ----------   ----------
CORPORATE BONDS (CONTINUED)

HOME CONSTRUCTION - 1.0%
Beazer Homes USA:
   8.625% - 2011                                         $   22,000   $   22,990
   8.375% - 2012                                             27,000       28,080
Erico International Corporation,
   8.875% - 2012                                             20,000       20,650
K. Hovnanian Enterprises,
   8.875% - 2012                                             31,000       32,212
Lennar Corporation, 5.125% - 2010(3)                      2,500,000    2,446,785
Schuler Homes, 10.50% - 2011                                 37,000       39,775
                                                                      ----------
                                                                       2,590,492
                                                                      ----------
INSURANCE - LIFE - 1.2%
Prudential Financial, Inc.,
   4.104% - 2006(1)                                       3,000,000    2,980,296
                                                                      ----------
INSURANCE - PROPERTY & CASUALTY - 1.8%
Atlantic Mutual Insurance Company,
   8.15% - 2028(3)                                           59,000       35,840
Safeco Corporation, 4.20% - 2008                          1,500,000    1,475,597
Tig Holdings, Inc., 8.597% - 2027(3)                         34,000       27,030
Travelers Property Casualty,
   3.75% - 2008                                           3,000,000    2,925,933
                                                                      ----------
                                                                       4,464,400
                                                                      ----------
LODGING - 0.0%
ITT Corporation, 7.375% - 2015                               25,000       27,125
                                                                      ----------
MEDIA - CABLE - 2.1%
CSC Holdings, Inc.:
   7.875% - 2007                                             41,000       41,717
   7.25% - 2008                                              17,000       16,957
Cablevision Systems Corporation,
   8.716% - 2009(2)                                          22,000       22,220
Cox Enterprises, Inc.,
   4.375% - 2008(3)                                       3,000,000    2,929,488
EchoStar DBS Corporation,
   6.625% - 2014                                             19,000       18,216
Insight Midwest/Insight Capital,
   9.75% - 2009                                              20,000       20,600
Intelsat Bermuda, Ltd.,
   8.695% - 2012(2, 3)                                       22,000       22,357
Mediacom LLC/Capital Corporation,
   9.50% - 2013                                              30,000       29,287
Renaissance Media Group,
   10.00% - 2008(1)                                          18,000       18,023
Shaw Communications, Inc.,
   8.25% - 2010                                              54,000       57,983
Univision Communications, Inc.,
   3.50% - 2007                                           1,985,000    1,925,591
                                                                      ----------
                                                                       5,102,439
                                                                      ----------
MEDIA - NONCABLE - 1.6%
Cenveo Corporation, 7.875% - 2013                        $   33,000   $   31,845
Dex Media Finance/East LLC,
   12.125% - 2012                                            92,000      107,640
Pearson, Inc., 7.375% - 2006(3)                           3,500,000    3,555,528
Primedia, Inc.:
   9.715% - 2010(2)                                          43,000       41,334
   8.875% - 2011                                             29,000       26,753
RH Donnelley Finance Corporation,
   10.875% - 2012                                            27,000       30,443
Sinclair Broadcast Group:
   8.75% - 2011                                              76,000       79,990
   8.00% - 2012                                              10,000       10,300
                                                                      ----------
                                                                       3,883,833
                                                                      ----------
METALS & MINING - 0.1%
Ispat Inland ULC, 9.75% - 2014                               38,000       43,035
Neenah Corporation, 11.00% - 2010(3)                         51,000       55,845
Oregon Steel Mills, Inc., 10.00% - 2009                      21,000       22,470
Trimas Corporation, 9.875% - 2012                            40,000       33,000
United States Steel Corporation,
   9.75% - 2010                                              41,000       44,588
                                                                      ----------
                                                                         198,938
                                                                      ----------
OIL FIELD SERVICES - 0.0%
Secunda International, Ltd.,
   12.15% - 2012(2)                                          21,000       22,050
                                                                      ----------
PAPER - 0.1%
Caraustar Industries, Inc.,
   9.875% - 2011                                             18,000       18,360
Cascades, Inc., 7.25% - 2013                                 39,000       35,490
Constar International,
   7.715% - 2012(2, 3)                                       15,000       14,400
Georgia-Pacific Corporation,
   8.00% - 2024                                              51,000       48,705
Tembec Industries, Inc.:
   8.625% - 2009                                             46,000       26,220
   8.50% - 2011                                              78,000       43,290
                                                                      ----------
                                                                         186,465
                                                                      ----------
PHARMACEUTICALS - 0.0%
Biovail Corporation, 7.875% - 2010                           33,000       34,196
                                                                      ----------
PIPELINES - 0.1%
Dynegy Holdings, Inc., 9.875% - 2010(3)                      40,000       43,850
Southern Natural Gas, 8.875% - 2010                          33,000       35,268
Williams Companies, Inc.:
   8.125% - 2012                                             53,000       57,770
   8.75% - 2032                                              24,000       27,840
                                                                      ----------
                                                                         164,728
                                                                      ----------
RAILROADS - 1.3%
Kansas City Southern Railway Company:
   9.50% - 2008                                              59,000       63,867
   7.50% - 2009                                              20,000       20,650
TFM S.A. de C.V.:
   10.25% - 2007                                             58,000       61,190
   9.375% - 2012(3)                                          35,000       38,325
   12.50% - 2012                                             19,000       21,660
TTX Company, 3.875% - 20083                               3,000,000    2,913,021
                                                                      ----------
                                                                       3,118,713
                                                                      ----------

                                                         See accompanying notes.

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2005                                    CAPITAL PRESERVATION SERIES

                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
                                                       ----------   ------------
CORPORATE BONDS (CONTINUED)

REAL ESTATE INVESTMENT TRUSTS - 7.3%
Archstone-Smith Operating Trust,
   5.00% - 2007                                        $2,630,000   $  2,628,554
AvalonBay Communities,
   6.80% - 2006                                         4,300,000      4,341,766
BF Saul Reit, 7.50% - 2014                                 21,000         21,367
EOP Operating LP, 7.75% - 2007                          3,000,000      3,142,569
iStar Financial, Inc., 4.875% - 2009                    3,000,000      2,951,301
Simon Property Group LP,
   7.125% - 2007                                        5,000,000      5,160,345
                                                                    ------------
                                                                      18,245,902
                                                                    ------------
RETAILERS - 0.0%
General Nutrition Center,
   8.625% - 2011                                            6,000          5,790
Gregg Appliances, Inc., 9.00% - 2013                       17,000         15,385
Petro Stopping Center/Financial,
   9.00% - 2012                                            34,000         34,170
Toys 'R Us, 7.375% - 2018                                  21,000         15,120
Vitro Envases Norteamrca,
   10.75% - 2011(3)                                         6,000          6,120
Woolworth Corporation, 8.50% - 2022                        25,000         26,437
                                                                    ------------
                                                                         103,022
                                                                    ------------
SERVICES - 0.0%
Allied Security Escrow, 11.375% - 2011                     22,000         21,209
Brickman Group, Ltd., 11.75% - 2009                        26,000         28,795
Cornell Company's, Inc., 10.75% - 2012                     30,000         31,050
                                                                    ------------
                                                                          81,054
                                                                    ------------
TECHNOLOGY - 0.2%
Activant Solutions, Inc.:
   10.054% - 2010(2, 3)                                    13,000         13,406
   10.50% - 2011                                           28,000         30,660
Lucent Technologies:
   7.25% - 2006                                            42,000         42,315
   6.45% - 2029                                            55,000         47,162
Nortel Networks Corporation,
   6.875% - 2023                                           31,000         27,745
Nortel Networks, Ltd., 6.125% - 2006                       63,000         63,000
Sanmina-SCI Corporation:
   10.375% - 2010                                          42,000         46,410
   6.75% - 2013                                            66,000         62,783
UGS Corporation, 10.00% - 2012                             30,000         32,700
                                                                    ------------
                                                                         366,181
                                                                    ------------
TELECOMMUNICATIONS - WIRELESS - 2.7%
AirGate PCS, Inc., 7.90% - 2011(2)                         50,000         51,625
Axtel S.A., 11.00% - 2013                                  20,000         22,600
Millicom International, 10.00% - 2013                      42,000         43,365
Nextel Communications, 7.375% - 2015                       65,000         68,596
Nextel Partners, Inc., 8.125% - 2011                       27,000         28,856
Securus Technologies, Inc.,
   11.00% - 2011                                           18,000         15,300
Sprint Capital Corporation,
   4.78% - 2006(1)                                      3,000,000      2,997,591
Telus Corporation, 7.50% - 2007                         3,465,000      3,578,080
                                                                    ------------
                                                                       6,806,013
                                                                    ------------
TELECOMMUNICATIONS - WIRELINES - 0.1%
AT&T Corporation:
   9.05% - 2011(1)                                     $   37,000   $     40,953
   9.75% - 2031(1)                                         37,000         46,477
Cincinnati Bell, Inc.:
   7.25% - 2013                                             9,000          9,360
   8.375% - 2014                                           71,000         69,846
Eircom Funding, 8.25% - 2013                               28,000         29,960
MCI, Inc., 8.735% - 2014(1)                                40,000         44,250
Qwest Corporation, 7.741% - 2013(2, 3)                     10,000         10,788
U.S. West Communications,
   7.25% - 2025                                            42,000         41,790
                                                                    ------------
                                                                         293,424
                                                                    ------------
TEXTILE - 0.0%
Avondale Mills, Inc., 11.065% - 2012(2, 3, 4)              15,000         12,356
                                                                    ------------
TOBACCO - 0.0%
Alliance One International, Inc.,
   11.00% - 2012(3)                                        21,000         18,480
                                                                    ------------
TRANSPORTATION SERVICES - 1.7%
Erac USA Finance Company:
   6.625% - 2006(3)                                     3,000,000      3,012,309
   7.35% - 2008(3)                                      1,000,000      1,049,357
Ship Finance International, Ltd.,
   8.50% - 2013                                            46,000         43,010
Stena AB, 9.625% - 2012                                    20,000         21,725
                                                                    ------------
                                                                       4,126,401
                                                                    ------------

UTILITIES - OTHER - 1.2%
Duke Energy Field Services Corporation,
   5.75% - 2006                                         3,000,000      3,018,270
                                                                    ------------
TOTAL CORPORATE BONDS
   (cost $148,655,530)                                               146,933,304
                                                                    ------------

U.S. GOVERNMENT SECURITIES - 4.1%
U.S. Treasury Bond,
   4.50% - 2015                                         5,000,000      5,041,015
U.S. Treasury Note,
   4.50% - 2010                                         5,000,000      5,026,955
                                                                    ------------
TOTAL U.S. GOVERNMENT SECURITIES
   (cost $10,060,023)                                                 10,067,970
                                                                    ------------
MORTGAGE BACKED SECURITIES - 11.8%

U.S. GOVERNMENT SPONSORED AGENCIES - 3.4%
Federal National Mortgage Association,
   FNR 2003-23 AD, 4.50% - 2017                         4,729,149      4,658,990
Government National Mortgage Association,
   2005-79A, 3.998% - 2033                              3,989,507      3,877,684
                                                                    ------------
                                                                       8,536,674
                                                                    ------------

                                                         See accompanying notes.

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2005                                    CAPITAL PRESERVATION SERIES

                                                        PRINCIPAL      MARKET
                                                         AMOUNT         VALUE
                                                       ----------   ------------
MORTGAGE BACKED SECURITIES (CONTINUED)

NON-AGENCY SECURITIES - 8.4%
Chase Mortgage Finance Corporation
   2005-A1 2A2, 5.257% - 2035(2)                       $4,939,748   $  4,918,790
JP Morgan Mortgage Trust:
   2004-A5 4A2, 4.85% - 2034                            4,578,327      4,529,661
   2005-A6 2A2, 4.984% - 2035(2)                        6,495,386      6,449,296
Washington Mutual, 2005-AR16 1A1,
   5.127% - 2035(2)                                     4,874,628      4,875,580
                                                                    ------------
                                                                      20,773,327
                                                                    ------------
TOTAL MORTGAGE BACKED SECURITIES
   (cost $29,428,689)                                                 29,310,001
                                                                    ------------
ASSET BACKED SECURITIES - 23.7%

HOME EQUITY LOANS - 21.5%
Ameriquest Mortgage Securities, Inc.,
   2005-R7 A2C, 4.639% - 2035(2)                        5,000,000      5,002,744
Asset Backed Securities Corporation,
   2005-HE6 M1, 4.869% - 2035(2)                        5,000,000      5,003,954
Credit-Based Asset Servicing & Securitization:
   2004-CB5 AV2, 4.639% - 2035(2)                       5,202,000      5,201,944
   2004-CB4 A4, 5.50% - 2035                            7,300,000      7,319,508
Fremont Home Loan Trust,
   2005-2 2A2, 4.629% - 2035(2)                         5,150,000      5,152,966
Haborview Mortgage Loan Trust,
   2005-9 2A1A, 4.71% - 2035(2)                         4,070,076      4,065,880
Master Adjustable Rate Mortgage Trust,
   2003-5 4A1, 4.48% - 2033(2)                          3,725,398      3,683,556
Option One Mortgage Loan Trust,
   2005-3 A4, 4.629% - 2035(2)                          3,000,000      3,000,798
Residential Asset Mortgage Products, Inc.,
   2005-RS7 A2, 4.649% - 2035(2)                        5,000,000      5,005,873
Residential Asset Securities Corporation,
   2005-KS7 A2, 4.609% - 2035(2)                        6,000,000      5,999,941
Structured Asset Investment Loan Trust,
   2005-HE3 A2, 4.629% - 2035(2)                        4,000,000      3,999,965
                                                                    ------------
                                                                      53,437,129
                                                                    ------------
OTHER - 2.2%
Countrywide Alternative Loan Trust,
   2005-30CB 1A8, 4.679% - 2035(2)                      5,562,941      5,529,918
                                                                    ------------
TOTAL ASSET BACKED SECURITIES
   (cost $59,095,070)                                                 58,967,047
                                                                    ------------
ASSET BACKED COMMERCIAL PAPER - 0.6%

FINANCIAL COMPANIES - TRADE RECEIVABLES - 0.6%
Sheffield Receivables Corporation,
   4.25%, 01-05-06                                      1,500,000      1,499,292
TOTAL ASSET BACKED COMMERCIAL PAPER
   (cost $1,499,292)                                                   1,499,292
                                                                    ------------

REPURCHASE AGREEMENT - 0.3%
United Missouri Bank, 3.78%, dated 12-30-05,
   matures 01-03-06; repurchase amount of
   $622,261 (Collateralized by U.S. Treasury Note,
   1.875%, 01-31-06 with a value of
   $634,941)                                           $  622,000   $    622,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENT
   (cost $622,000)                                                       622,000
                                                                    ------------
TOTAL INVESTMENTS - 99.6%
   (cost $249,360,604)                                               247,399,614
CASH & OTHER ASSETS, LESS LIABILITIES - 0.4%                           1,066,389
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $248,466,003
                                                                    ============

The identified cost of investments owned at December 31, 2005 was the same for federal income tax and financial statement purposes.

(1) Security is a step bond. Rate indicated is rate effective at December 31, 2005.

(2) Variable rate security. Rate indicated is rate effective at December 31, 2005.

(3) Security is a 144A security. The total market value of 144A securities is $29,418,431 (cost $29,870,194) or 11.8% of total net assets.

(4) Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $12,356, or 0.0% of total net assets.

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
                                                     CAPITAL PRESERVATION SERIES

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at value(1) .......................................   $247,399,614
Cash ...........................................................         13,050
Receivables:
   Fund shares sold ............................................        126,194
   Interest ....................................................      1,999,986
Prepaid expenses ...............................................         24,066
                                                                   ------------
Total assets ...................................................    249,562,910
                                                                   ------------
LIABILITIES:
Payable for:
   Fund shares redeemed ........................................        211,658
   Dividends payable to shareholders ...........................         51,773
   Management fees .............................................         74,093
   Custodian fees ..............................................          4,500
   Transfer agent and administration fees ......................         55,952
   Professional fees ...........................................         26,150
   12b-1 distribution plan fees ................................        669,781
   Director's fees .............................................          3,000
   Other .......................................................         20,000
                                                                   ------------
Total liabilities ..............................................      1,116,907
                                                                   ------------
NET ASSETS .....................................................   $248,446,003
                                                                   ============
NET ASSETS CONSIST OF:
Paid in capital ................................................   $252,636,232
Accumulated net investment loss ................................        (51,772)
Accumulated net realized loss on sale of investments ...........     (2,177,467)
Net unrealized depreciation in value of investments ............     (1,960,990)
                                                                   ------------
Net assets .....................................................   $248,446,003
                                                                   ============
CLASS A:
Capital shares outstanding (unlimited number of
   shares authorized) ..........................................     13,338,805
Net assets .....................................................   $130,131,517
Net asset value and redemption price per share .................   $       9.76
                                                                   ============
Offering price per share
   (net asset value divided by 96.50%) .........................   $      10.11
                                                                   ============
CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized) .....................      3,764,789
Net assets .....................................................   $ 36,721,714
Net asset value, offering and redemption
   price per share (excluding any applicable
   contingent deferred sales charge) ...........................   $       9.75
                                                                   ============
CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) .....................      8,365,747
Net assets .....................................................   $ 81,592,772
Net asset value, offering and redemption
   price per share (excluding any applicable
   contingent deferred sales charge) ...........................   $       9.75
                                                                   ============
(1)Investments, at cost ........................................   $249,360,604

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
                                                     CAPITAL PRESERVATION SERIES

Statement of Operations
Period from October 1, 2005 to December 31, 2005

INVESTMENT INCOME:
   Interest ......................................................   $2,915,115
                                                                     ----------
   Total investment income .......................................    2,915,115
                                                                     ----------
EXPENSES:
   Management fees ...............................................      225,688
   Transfer agent/maintenance fees ...............................      100,908
   Administration fees ...........................................       71,256
   Custodian fees ................................................        8,714
   Directors' fees ...............................................        5,502
   Professional fees .............................................       43,979
   Reports to shareholders .......................................       26,024
   Registration fees .............................................       11,232
   Other expenses ................................................       13,111
   12b-1 distribution plan fees - Class A ........................       83,967
   12b-1 distribution plan fees - Class B ........................       70,121
   12b-1 distribution plan fees - Class C ........................      107,731
                                                                     ----------
   Total expenses ................................................      768,233
                                                                     ----------
   Net investment income .........................................    2,146,882
                                                                     ----------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss during the period on
   Investments ...................................................     (536,838)
                                                                     ----------
   Net realized loss .............................................     (536,838)
                                                                     ----------
Net unrealized depreciation during the period on
   Investments ...................................................     (200,293)
                                                                     ----------
   Net unrealized depreciation ...................................     (200,293)
                                                                     ----------
   Net realized and unrealized loss ..............................     (737,131)
                                                                     ----------
   Net increase in net assets resulting from operations ..........   $1,409,751
                                                                     ==========

Statement of Operations(1)
For the Year Ended September 30, 2005

INVESTMENT INCOME/EXPENSES ALLOCATED
FROM PRESERVATIONPLUS INCOME PORTFOLIO:
   Interest ......................................................   $10,042,555
   Dividends .....................................................         5,771
   Credit rate income ............................................     1,318,445
   Expenses(2) ...................................................    (1,627,363)
                                                                     -----------
   Net investment income allocated from
      PreservationPlus Income Portfolio ..........................     9,739,408
                                                                     -----------
NET REALIZED GAIN ALLOCATED FROM
PRESERVATIONPLUS INCOME PORTFOLIO:
   Investment transactions .......................................     8,588,854
   Foreign currency transactions .................................     2,999,358
   Futures transactions ..........................................       117,446
                                                                     -----------
   Total realized gain allocated from
      PreservationPlus Income Portfolio ..........................    11,705,658
                                                                     -----------
NET UNREALIZED GAIN ALLOCATED FROM
PRESERVATIONPLUS INCOME PORTFOLIO:
   Investment, foreign currency, futures transactions and
      wrapper agreements .........................................     2,373,282
                                                                     -----------
   Total unrealized gain allocated from PreservationPlus
      Income Portfolio ...........................................     2,373,282
                                                                     -----------
   Total net investment income, net realized and unrealized
      gains allocated from PreservationPlus Income Portfolio .....    23,818,348
                                                                     -----------
INVESTMENT INCOME:
   Interest ......................................................     2,869,244
                                                                     -----------
   Total investment income .......................................     2,869,244
                                                                     -----------
EXPENSES:
   Management fees ...............................................       518,093
   Custodian fees ................................................         5,445
   Transfer agent/maintenance fees ...............................       461,027
   Administration fees ...........................................       315,176
   Directors' fees ...............................................        39,507
   Professional fees .............................................       100,603
   Reports to shareholders .......................................        78,514
   Registration fees .............................................        70,913
   Other expenses ................................................        44,278
   12b-1 distribution plan fees - Class A ........................       430,486
   12b-1 distribution plan fees - Class B ........................       284,501
   12b-1 distribution plan fees - Class C ........................       684,406
                                                                     -----------
   Total expenses ................................................     3,032,949
   Less: earnings credits ........................................          (507)
                                                                     -----------
   Net expenses ..................................................     3,032,442
                                                                     -----------
   Net investment loss ...........................................      (163,198)
                                                                     -----------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss during the period on:
   Investments ...................................................      (652,519)
                                                                     -----------
   Net realized loss .............................................      (652,519)
                                                                     -----------
Net unrealized depreciation during the period on:
   Investments ...................................................    (1,760,697)
                                                                     -----------
   Net unrealized depreciation ...................................    (1,760,697)
                                                                     -----------
   Net loss ......................................................    (2,413,216)
                                                                     -----------
   Net increase in net assets from operations ....................   $21,241,934
                                                                     ===========

(1) See Note 1 to the FInancial Statements which describes the Series' change during the period from a feeder fund in a master-feeder structure to a stand-alone fund.

(2) For the period ended June 29, 2005, the advisor of the PreservationPlus Income Portfolio waived fees of which $691,107 was allocated to the Series on a pro-rated basis.

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Statement of Changes in Net Assets                   CAPITAL PRESERVATION SERIES

                                                                     PERIOD ENDED          YEAR ENDED           YEAR ENDED
                                                                  DECEMBER 31, 2005*   SEPTEMBER 30, 2005   SEPTEMBER 30, 2004
                                                                  ------------------   ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ......................................      $  2,146,882        $   9,576,210        $  19,303,410
   Net realized gain (loss) during the period on investments ..          (536,838)          11,053,139            3,864,280
   Net unrealized appreciation (depreciation) during the
      period on investments ...................................          (200,293)             612,585           (4,328,963)
                                                                     ------------        -------------        -------------
   Net increase in net assets resulting from operations .......         1,409,751           21,241,934           18,838,727
                                                                     ------------        -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A .................................................        (1,629,883)          (8,535,650)         (15,275,522)
      Class B .................................................          (409,151)          (1,775,831)          (1,596,288)
      Class C .................................................          (985,312)          (7,189,670)          (7,903,521)
Net realized gain
      Class A .................................................          (198,627)          (1,514,181)            (629,064)
      Class B .................................................           (56,149)            (383,829)             (75,655)
      Class C .................................................          (124,677)          (1,589,221)            (317,730)
                                                                     ------------        -------------        -------------
Total distributions to shareholders ...........................        (3,403,799)         (20,988,382)         (25,797,780)
                                                                     ------------        -------------        -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A .................................................        10,950,408           84,727,219          232,534,543
      Class B .................................................         1,414,869            8,707,093           10,642,051
      Class C .................................................         1,164,323            7,630,863          112,867,788
Distributions reinvested
      Class A .................................................         1,701,035            8,917,095           15,092,004
      Class B .................................................           435,589            1,970,409            1,547,939
      Class C .................................................           976,062            7,392,033            7,237,489
Cost of shares redeemed
      Class A .................................................       (17,662,059)        (336,410,196)        (160,813,463)
      Class B .................................................        (3,390,288)         (11,966,183)          (7,222,933)
      Class C .................................................        (9,383,477)        (148,802,141)         (35,650,124)
                                                                     ------------        -------------        -------------
   Net decrease from capital share transactions ...............       (13,793,538)        (377,833,808)         176,235,294
                                                                     ------------        -------------        -------------
   Net decrease in net assets .................................       (15,787,586)        (377,580,256)         169,276,241
                                                                     ------------        -------------        -------------
NET ASSETS:
   Beginning of period ........................................       264,233,589          641,813,845          472,537,604
                                                                     ------------        -------------        -------------
   End of period ..............................................      $248,446,003        $ 264,233,589        $ 641,813,845
                                                                     ============        =============        =============
   Accumulated net investment income (loss) at end of period ..      $    (51,772)       $     807,417           11,286,788
                                                                     ============        =============        =============
CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A .................................................         1,116,534            8,497,424            1,509,200
      Class B .................................................           144,327              878,597              154,794
      Class C .................................................           118,737              767,222              723,749
Shares reinvested
      Class A .................................................           173,994              898,128          (16,081,344)
      Class B .................................................            44,569              198,699             (722,294)
      Class C .................................................            99,862              744,811           (3,564,995)
Shares redeemed
      Class A .................................................        (1,801,197)         (33,235,002)            (443,340)
      Class B .................................................          (345,747)          (1,198,197)             (53,319)
      Class C .................................................          (957,222)         (14,834,297)            (223,924)
Reverse Split
      Class A .................................................                --                   --             (443,340)
      Class B .................................................                --                   --              (53,319)
      Class C .................................................                --                   --             (223,924)

*    For the period from October 1, 2005 to December 31, 2005.

                                                         See accompanying notes.

Financial Highlights
Selected data for each share of capital stock               SECURITY INCOME FUND
outstanding throughout each period                   CAPITAL PRESERVATION SERIES

                                                          PERIOD ENDED                   YEAR ENDED SEPTEMBER 30
                                                          DECEMBER 31,   -------------------------------------------------------
CLASS A                                                      2005(H)     2005(D, F)      2004       2003       2002       2001
-------                                                   ------------   ----------    --------   --------   --------   --------
PER SHARE DATA
Net asset value, beginning of period                        $   9.83     $  10.00      $  10.00   $  10.00   $  10.00   $  10.00
                                                            --------     --------      --------   --------   --------   --------
Income (loss) from investment operations:
Net investment income(g)                                        0.09         0.32          0.35       0.36       0.48       0.60
Net gain (loss) on securities (realized and unrealized)        (0.02)        0.15            --         --         --         --
                                                            --------     --------      --------   --------   --------   --------
Total from investment operations                                0.07         0.47          0.35       0.36       0.48       0.60
                                                            --------     --------      --------   --------   --------   --------
Less distributions:
Dividends from net investment income                           (0.12)       (0.53)        (0.35)     (0.36)     (0.48)     (0.60)
Distributions from realized gains                              (0.02)       (0.11)        (0.15)     (0.08)        --         --
Reverse stock split                                               --           --          0.15       0.08         --         --
                                                            --------     --------      --------   --------   --------   --------
Total distributions                                            (0.14)       (0.64)        (0.35)     (0.36)     (0.48)     (0.60)
                                                            --------     --------      --------   --------   --------   --------
Net asset value, end of period                              $   9.76     $   9.83      $  10.00   $  10.00   $  10.00   $  10.00
                                                            ========     ========      ========   ========   ========   ========
TOTAL RETURN(A)                                                 2.04%        4.73%         3.60%      3.64%      4.94%      6.15%
                                                            --------     --------      --------   --------   --------   --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $130,131     $136,181      $377,026   $294,501   $361,411   $208,117
                                                            --------     --------      --------   --------   --------   --------
Ratios to average net assets:
Net investment income                                           3.49%        2.96%         3.64%      3.68%      4.72%      6.00%
Total expenses(b)                                               1.04%        1.41%         1.59%      1.53%      1.50%      1.61%
Net expenses(c)                                                 1.04%        1.21%         1.49%      1.45%      1.37%      1.20%
                                                            --------     --------      --------   --------   --------   --------
Portfolio turnover rate                                           73%          36%(e)        --         --         --         --

                                                          PERIOD ENDED                YEAR ENDED SEPTEMBER 30
                                                          DECEMBER 31,   -------------------------------------------------
CLASS B                                                       2005(H)    2005(D, F)     2004      2003      2002     2001
-------                                                   ------------   ----------   -------   -------   -------   ------
PER SHARE DATA
Net asset value, beginning of period                        $  9.83      $ 10.00      $ 10.00   $ 10.00   $ 10.00   $10.00
                                                            -------      -------      -------   -------   -------   ------
Income (loss) from investment operations:
Net investment income(g)                                       0.07         0.24         0.30      0.31      0.43     0.55
Net gain (loss) on securities (realized and unrealized)       (0.02)        0.18           --        --        --       --
                                                            -------      -------      -------   -------   -------   ------
Total from investment operations                               0.05         0.42         0.30      0.31      0.43     0.55
                                                            -------      -------      -------   -------   -------   ------
Less distributions:
Dividends from net investment income                          (0.11)       (0.48)       (0.30)    (0.31)    (0.43)   (0.55)
Distributions from realized gains                             (0.02)       (0.11)       (0.15)    (0.08)       --       --
Reverse stock split                                              --           --         0.15      0.08        --       --
                                                            -------      -------      -------   -------   -------   ------
Total distributions                                           (0.13)       (0.59)       (0.30)    (0.31)    (0.43)   (0.55)
Net asset value, end of period                              $  9.75      $  9.83      $ 10.00   $ 10.00   $ 10.00   $10.00
                                                            =======      =======      =======   =======   =======   ======
TOTAL RETURN(A)                                                1.43%        4.21%        3.03%     3.12%    4.420%    5.68%
                                                            -------      -------      -------   -------   -------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $36,722      $38,554      $40,439   $35,989   $20,677   $3,033
                                                            -------      -------      -------   -------   -------   ------
Ratios to average net assets:
Net investment income                                          2.99%        2.37%        3.14%     3.14%     4.07%    5.44%
Total expenses(b)                                              1.54%        1.86%        2.09%     2.03%     2.02%    2.04%
Net expenses(c)                                                1.54%        1.66%        1.99%     1.95%     1.89%    2.04%
                                                            -------      -------      -------   -------   -------   ------
Portfolio turnover rate                                          73%          36%(e)       --        --        --       --

                                                         See accompanying notes.

Financial Highlights
Selected data for each share of capital stock               SECURITY INCOME FUND
outstanding throughout each period                   CAPITAL PRESERVATION SERIES

                                                          Period Ended                 Year Ended September 30
                                                          December 31,   ---------------------------------------------------
CLASS C                                                      2005(H)     2005(D, F)     2004       2003       2002     2001
-------                                                   ------------   ----------   --------   --------   -------   ------
PER SHARE DATA
Net asset value, beginning of period                        $  9.83      $ 10.00      $  10.00   $  10.00   $ 10.00   $10.00
                                                            -------      -------      --------   --------   -------   ------
Income (loss) from investment operations:
Net investment income(g)                                       0.08         0.27          0.33       0.33      0.46     0.58
Net gain (loss) on securities (realized and unrealized)       (0.02)        0.17            --         --        --       --
                                                            -------      -------      --------   --------   -------   ------
Total from investment operations                               0.06         0.44          0.33       0.33      0.46     0.58
                                                            -------      -------      --------   --------   -------   ------
Less distributions:
Dividends from net investment income                          (0.12)       (0.50)        (0.33)     (0.33)    (0.46)   (0.58)
Distributions from realized gains                             (0.02)       (0.11)        (0.15)     (0.08)       --       --
Reverse stock split                                              --           --          0.15       0.08        --       --
                                                            -------      -------      --------   --------   -------   ------
Total distributions                                           (0.14)       (0.61)        (0.33)     (0.33)    (0.46)   (0.58)
                                                            -------      -------      --------   --------   -------   ------
Net asset value, end of period                              $  9.75      $  9.83      $  10.00   $  10.00   $ 10.00   $10.00
                                                            =======      =======      ========   ========   =======   ======
TOTAL RETURN(A)                                                1.68%        4.46%         3.30%      3.36%    4.680%    5.93%
                                                            -------      -------      --------   --------   -------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $81,593      $89,498      $224,348   $142,048   $55,723   $5,762
                                                            -------      -------      --------   --------   -------   ------
Ratios to average net assets:
Net investment income                                          3.24%        2.62%         3.38%      3.38%     4.32%    5.72%
Total expenses(b)                                              1.29%        1.63%         1.84%      1.78%     1.80%    1.82%
Net expenses(c)                                                1.29%        1.43%         1.74%      1.70%     1.67%    1.41%
                                                            -------      -------      --------   --------   -------   ------
Portfolio turnover rate                                          73%          36%(e)        --         --        --       --

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C and is not annualized for periods less than one year.

(b) Total expense information reflects expense ratios absent expense reductions, and earnings credits, as applicable.

(c) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(d) Effective November 17, 2004, the Series converted from a stable value fund to a short-term bond fund. The impact of the elimination of wrapper agreements on net assets of the Series on November 17, 2004 was $0.30 per share. The return for the year ended September 30, 2005 includes the effect of this change and in the absence of such change, the return would have been lower.

(e) Prior to June 30, 2005, the Capital Preservation Series was a feeder fund that did not engage in portfolio transactions, and thus had no portfolio turnover amounts, and thus the portfolio turnover rate shown represents portfolio turnover from June 30, 2005 to September 30, 2005.

(f) Effective June 30, 2005, the Series changed from a master-feeder structure to a stand-alone short-term bond fund, and Security Management Company, LLC
     (SMC) became the advisor. Deutsche Asset Management, Inc. provided investment advisory services under the former master-feeder structure.

(g) Net investment income was computed using the average month-end shares outstanding throughout the period.

(h)  For the period from October 1, 2005 to December 31, 2005.


                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Manager's Commentary                                   DIVERSIFIED INCOME SERIES
February 15, 2006                                                    (unaudited)

                                                     (SECURITY BENEFIT(SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

(PHOTO OF STEVEN M. BOWSER)
Steven M.Bowser
Portfolio Manager

(PHOTO OF CHRISTOPHER L. PHALEN)
Christopher L. Phalen
Portfolio Manager

TO OUR SHAREHOLDERS:

2005 was an unusual year in the fixed income market. Long-term interest rates declined and economic growth was resilient despite eight consecutive interest rate increases by the Federal Reserve that cumulatively equaled 2 percent. Two factors were instrumental in restricting an increase in longer maturity rates: core CPI (Consumer Price Index excluding food and energy) was contained despite sharply rising prices of commodities, including oil and gold; and purchases of U.S. bonds by foreign investors set a record high. Nevertheless, bond returns were lackluster in 2005 with the broad bond market return as represented by the Lehman Brothers Aggregate Index posting a total of 2.43% for the year. Correspondingly, the Diversified Income Series of Security Income Fund advanced only 1.54% for the 12-month period ending December 31, 2005.(1)

FACTORS AFFECTING PERFORMANCE IN 2005

The sluggish bond market returns resulted from the Federal Reserve Bank's interest rate increases that caused the interest rates of short and intermediate maturity government bonds to move up during the year and adversely impacted the equity market. Also contributing to the bond market's sub-par performance was the negative impact from the credit rating agencies' downgrades of General Motors and Ford. These actions resulted in the elimination of two very large issuers from the investment grade indices. Corporate bonds under-performed government bonds in 2005 despite earning a higher yield premium for the added credit risk and the reasonably healthy economic environment.

During 2005, the Diversified Income Series was positioned more heavily in shorter maturity bonds to mitigate the impact of rising interest rates. This strategy was correct in that most rates did rise; however, shorter rates rose more steeply than intermediate and longer rates, causing the Series to lose value due to the yield curve effect. The yield curve flattened throughout the year benefiting portfolios with a significant barbell structure, or over-weighting of long and short maturities and under-weighting of intermediate maturities. The Series was slightly over-weighted in corporate bonds to take advantage of the robust economy and a low volatility corporate yield spread environment. Though the under-weighting of GM and Ford was beneficial to the Series, the under-weighting of long maturity U.S. Treasury and agency bonds was problematic. The long maturities in the portfolio were invested primarily in corporate bonds, which under-performed long maturity government bonds.

THE COMPOSITION OF PORTFOLIO ASSETS

At the end of the year, the Diversified Income Series held 42% in mortgage-backed securities, 4% in asset- backed and commercial mortgage-backed securities, 27% in corporate issues, 14% in U.S. Treasury issues, 9% in federal agency issues, and 3% in cash. This portfolio composition is over-weighted in corporate bonds and mortgage-backed securities and under-weighted in Treasury and Agency issues relative to the benchmark.

OUTLOOK FOR 2006

The economy grew at a healthy pace in 2005, despite very large increases in commodity prices, 2 percent higher short-term interest rates, and the hurricanes that battered New Orleans and other areas surrounding the Gulf of Mexico. We expect the economy in 2006 to moderate to a 3% or lower real growth rate that will be more attributable to business rather than consumer spending. Over the past few years, consumer spending has been the main driver of the U.S. economy due to an accommodative Federal Reserve policy. The low interest rate environment led to large amounts of equity withdrawal from increased home values, which then fueled consumer demand. The monetary accommodation has now been removed after 13 straight rate increases leaving short-term interest rates at or near long term interest rates for the first time since early 2000. Consumer spending from home equity extraction will subside in 2006 due to higher mortgage rates and slower home price appreciation. However, employment gains seem to be improving, which should keep consumer spending at a reasonable pace.

While the flat or inverted yield curve condition has led to slow economic growth in the past, we do not expect significant weakness in 2006. In the past, the curve inverted due to the Federal Reserve hikes of short-term rates well above the inflation rate and above rising long-term interest rates. We believe the current flatness of the yield curve is partly due to foreign purchases of U.S. debt as well as to demand from pension funds for longer maturity debt to match long liabilities in defined benefit plans. Growth should remain healthy in the low long-term interest rate environment.

We expect shorter-term rates to remain around 4.50% after the January meeting of the Federal Reserve but expect longer-term rates to continue to rise. As a result, longer maturities will be under-weighted in the Series while shorter maturities will be over- weighted to benefit from a steepening in the slope of the yield curve. Interest rate volatility will most likely remain low, thereby mitigating the need for call protection as part of the portfolio strategy. We expect credit risk premiums to continue to increase gradually but to remain below long term averages for 2006.

In the coming year, we are most concerned with event risk in investment grade corporate bonds. Due to the outlook described above, we will continue to hold larger-than-index weights in mortgage-backed securities, asset-backed securities, and corporate debt for the yield advantage, but will avoid corporate issuers who, we believe, are prone to increase the debt in their capital structure.

Sincerely,


Steven M. Bowser and Christopher L. Phalen
Portfolio Managers

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of fund shares. Fee waivers and/or reimbursements reduced fund expenses and in the absence of such waivers, the performance quoted would be less.

                                                            SECURITY INCOME FUND
Manager's Commentary                                   DIVERSIFIED INCOME SERIES
February 15, 2006                                                    (unaudited)

PERFORMANCE

       DIVERSIFIED INCOME SERIES VS. LEHMAN BROTHERS AGGREGATE BOND INDEX

                               (PERFORMANCE GRAPH)

                                                        LEHMAN BROTHERS
  DIVERSIFIED INCOME SERIES                          AGGREGATE BOND INDEX
---------------------------                       -------------------------
      DATE          VALUE                           DATE            VALUE
   -----------    ---------                       ----------      ---------
    12/31/1995     9,525.00   INCEPTION 12/31/95                  10,000.00
     3/29/1996     9,208.73                          3/31/96       9,821.62
     6/28/1996     9,218.54                          6/30/96       9,877.69
     9/30/1996     9,401.58                          9/30/96      10,059.57
    12/31/1996     9,643.47                         12/31/96      10,361.46
     3/31/1997     9,570.49                          3/31/97      10,303.91
     6/30/1997     9,880.09                          6/30/97      10,683.46
     9/30/1997    10,223.79                          9/30/97      11,038.57
    12/31/1997    10,528.36                         12/31/97      11,363.77
     3/31/1998    10,675.21                          3/31/98      11,540.27
     6/30/1998    10,951.89                          6/30/98      11,810.02
     9/30/1998    11,444.56                          9/30/98      12,309.18
    12/31/1998    11,483.82                         12/31/98      12,350.67
     3/31/1999    11,297.43                          3/31/99      12,287.91
     6/30/1999    11,120.18                          6/30/99      12,179.65
     9/30/1999    11,134.19                          9/30/99      12,263.05
    12/31/1999    11,067.94                         12/31/99      12,248.12
     3/31/2000    11,260.44                          3/31/00      12,518.50
     6/30/2000    11,370.78                         06/30/00      12,735.46
     9/29/2000    11,685.20                         09/30/00      13,119.83
    12/29/2000    12,136.83                         12/31/00      13,672.68
     3/30/2001    12,476.99                        3/31/2001      14,086.52
     6/29/2001    12,492.61                        6/30/2001      14,165.14
     9/28/2001    13,019.64                        9/30/2001      14,818.92
    12/31/2001    13,024.04                       12/31/2001      14,824.37
     3/28/2002    12,997.36                        3/31/2002      14,838.92
     6/28/2002    13,449.93                        6/30/2002      15,388.10
     9/30/2002    14,009.25                        9/30/2002      16,094.07
    12/31/2002    14,199.65                       12/31/2002      16,346.74
     3/31/2003    14,362.68                        3/31/2003      16,573.97
     6/30/2003    14,700.37                        6/30/2003      16,988.33
     9/30/2003    14,590.92                        9/30/2003      16,963.81
    12/31/2003    14,585.08                       12/31/2003      17,018.21
      03/31/04    14,925.41                        3/31/2004      17,469.67
      06/30/04    14,528.35                        6/30/2004      17,044.00
      09/30/04    14,928.63                        9/30/2004      17,588.86
    12/31/2004    15,076.47                       12/31/2004      17,756.59
     3/31/2005    15,006.35                        3/31/2005      17,672.44
     6/30/2005    15,385.27                        6/30/2005      18,204.03
     9/30/2005    15,249.06                        9/30/2005      18,081.09
    12/31/2005    15,385.00                       12/31/2005      18,188.34

                              $10,000 OVER 10 YEARS

This chart assumes a $10,000 investment in Class A shares of Diversified Income Series on December 31, 1995, and reflects deduction of the 4.75% sales load. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. The Lehman Brothers Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset-backed, commercial mortgage-backed and mortgage-backed securities and Yankee issues.

                     PORTFOLIO COMPOSITION BY QUALITY RATING
                     (BASED ON STANDARD AND POOR'S RATINGS)

AAA                                      66.80%
AA                                        3.39
A                                        11.62
BBB                                       9.84
BB                                        1.80
NR                                        1.00
Commercial Paper                          3.80
Repurchase Agreement                      1.05
Cash & other assets, less liabilities     0.70
                                        ------
Total net assets                        100.00%
                                        ======

AVERAGE ANNUAL RETURNS

                                                         SINCE
PERIODS ENDED 12-31-05   1 YEAR   5 YEARS   10 YEARS   INCEPTION
----------------------   ------   -------   --------   ---------
A Shares                 (3.33%)   3.76%      4.36%         N/A
B Shares                 (4.21%)   3.62%      3.93%         N/A
C Shares                 (0.21%)   3.96%       N/A         4.87%
                                                        (5-1-00)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Fund and in the absence of such waivers, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Manager's Commentary                                   DIVERSIFIED INCOME SERIES
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SERIES EXPENSES

                                BEGINNING        ENDING       EXPENSES PAID
                              ACCOUNT VALUE   ACCOUNT VALUE      DURING
                                07-01-05       12-31-05(1)      PERIOD(2)
                              -------------   -------------   -------------
Diversified Income Series -
Class A
   Actual                       $1,000.00       $  995.00         $4.78
   Hypothetical                  1,000.00        1,020.42          4.84
Diversified Income Series -
Class B
   Actual                        1,000.00          991.60          8.53
   Hypothetical                  1,000.00        1,016.64          8.64
Diversified Income Series -
Class C
   Actual                        1,000.00          991.50          8.53
   Hypothetical                  1,000.00        1,016.64          8.64

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was (0.50%), (0.84%) and (0.85%),
     for Class A, B and C class shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (0.95%, 1.70% and 1.70% for Class A, B and C class shares, respectively), net of expense reimbursements multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2005                                      DIVERSIFIED INCOME SERIES

                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                         ----------   ----------
CORPORATE BONDS - 26.6%

AIRLINES - 0.5%
Southwest Airlines Company,
   7.875% - 2007                                         $  450,000   $  469,432
                                                                      ----------
AUTOMOTIVE -0.7%
Ford Motor Credit Company,
   6.50% - 2007                                             300,000      290,241
Johnson Controls, Inc., 4.875% - 2013                       350,000      337,647
                                                                      ----------
                                                                         627,888
                                                                      ----------
BANKING - 2.7%
BCH Cayman Islands, Ltd.,
   7.70% - 2006                                             300,000      304,295
BankBoston Capital Trust,
   5.057% - 2028(2)                                         700,000      675,412
Chase Capital III, 4.96% - 2027(2)                          700,000      664,924
Danske Bank A/S, 7.40% - 2010(1, 2)                         475,000      490,857
US Central Credit Union, 2.70% - 2009                       236,364      222,983
                                                                      ----------
                                                                       2,358,471
                                                                      ----------
BROKERAGE - 1.1%
Credit Suisse First Boston USA,
   6.125% - 2011                                            300,000      314,923
Legg Mason, Inc., 6.75% - 2008                              350,000      364,369
Waddell & Reed Financial, Inc.,
   7.50% - 2006                                             300,000      300,284
                                                                      ----------
                                                                         979,576
                                                                      ----------
BUILDING MATERIALS - 0.4%
CRH America, Inc., 6.95% - 2012                             300,000      326,408
                                                                      ----------
CHEMICALS - 0.5%
PPG Industries, Inc., 7.40% - 2019                          350,000      402,138
                                                                      ----------
DIVERSIFIED MANUFACTURING - 0.9%
General Electric Company, 5.00% - 2013                      300,000      299,844
General Motors Acceptance Corporation,
   6.311% - 2007                                             59,000       53,380
Tyco International Group, 7.00% - 2028                      350,000      385,027
                                                                      ----------
                                                                         738,251
                                                                      ----------
ELECTRIC - 1.4%
Arizona Public Service Company,
   6.375% - 2011                                            300,000      317,261
Cincinnati Gas & Electric Company,
   5.70% - 2012                                             300,000      307,920
Kansas Gas & Electric,
   5.647% - 2021                                            300,000      296,919
Oncor Electric Delivery Company,
   6.375% - 2015                                            300,000      318,345
                                                                      ----------
                                                                       1,240,445
                                                                      ----------
ENERGY - INDEPENDENT - 0.8%
Devon Financing Corporation, ULC,
   6.875% - 2011                                            300,000      328,150
Pancanadian Petroleum,
   6.30% - 2011                                             350,000      373,655
                                                                      ----------
                                                                         701,805
                                                                      ----------
ENERGY - INTEGRATED - 0.5%
Conoco, Inc., 6.95% - 2029                               $  350,000   $  422,416
                                                                      ----------
FINANCIAL - OTHER - 2.3%
Bank of America Corporation,
   7.80% - 2010                                             300,000      331,287
Berkshire Hathaway, 4.75% - 2012                          1,000,000      988,540
Willis Group North America, Inc.,
   5.625% - 2015                                            700,000      699,728
                                                                      ----------
                                                                       2,019,555
                                                                      ----------
FINANCIAL COMPANIES - CAPTIVE - 1.5%
CIT Group Company of Canada,
   4.65% - 2010(1)                                        1,000,000      978,992
General Motors Acceptance Corporation,
   6.125% - 2006                                            300,000      291,406
                                                                      ----------
                                                                       1,270,398
                                                                      ----------
FINANCIAL COMPANIES - NONCAPTIVE CONSUMER - 1.1%
Capital One Financial, 4.738% - 2007                        350,000      348,847
Countrywide Capital, 8.00% - 2026                           300,000      306,935
SLM Corporation, 5.05% - 2014                               325,000      320,761
                                                                      ----------
                                                                         976,543
                                                                      ----------
FINANCIAL COMPANIES - NONCAPTIVE DIVERSIFIED - 0.4%
General Electric Capital Corporation,
   5.875% - 2012                                            300,000      312,915
                                                                      ----------
HEALTH CARE - 0.4%
Anthem, Inc., 6.80% - 2012                                  300,000      327,302
                                                                      ----------
HOME CONSTRUCTION - 0.7%
KB Home, 6.25% - 2015                                       650,000      629,034
                                                                      ----------
INDUSTRIAL - OTHER - 0.4%
Eaton Corporation, 5.75% - 2012                             325,000      339,332
                                                                      ----------
INSURANCE - LIFE - 1.1%
AIG Sunamerica Global Financing X,
   6.90% - 2032(1)                                          700,000      816,666
Transamerica Capital II, 7.65% - 2026(1)                    100,000      116,905
                                                                      ----------
                                                                         933,571
                                                                      ----------
INSURANCE - PROPERTY & CASUALTY - 1.4%
Liberty Mutual Group, 5.75% - 2014(1)                       750,000      740,307
Nationwide Mutual Insurance Company,
   8.25% - 2031(1)                                          400,000      501,971
                                                                      ----------
                                                                       1,242,278
                                                                      ----------
MEDIA - CABLE - 1.0%
Comcast Corporation, 5.30% - 2014                           325,000      318,841
Jones Intercable, Inc., 7.625% - 2008                       275,000      289,197
Lenfest Communications, Inc.,
   10.50% - 2006                                            250,000      255,299
                                                                      ----------
                                                                         863,337
                                                                      ----------
PHARMACEUTICALS - 0.4%
Eli Lilly & Company, 7.125% - 2025                          300,000      361,026
                                                                      ----------

                                                         See accompanying notes.

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2005                                      DIVERSIFIED INCOME SERIES

                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        ----------   -----------
CORPORATE BONDS (CONTINUED)

PIPELINES - 0.7%
Consolidated Natural Gas Company,
   6.625% - 2013                                        $  350,000   $   378,533
Express Pipeline LP, 6.47% - 2013(1)                       257,600       259,908
                                                                     -----------
                                                                         638,441
                                                                     -----------
RAILROADS - 0.9%
Canadian National Railway Company,
   6.25% - 2034                                            700,000       778,859
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS - 0.8%
Reckson Operating Partnership,
   5.15% - 2011                                            700,000       690,571
                                                                     -----------
SERVICES - 0.2%
American Eco Corporation,
   9.625% - 2008*(3, 4)                                     25,000            --
MasTec, Inc., 7.75% - 2008                                 150,000       148,875
                                                                     -----------
                                                                         148,875
                                                                     -----------
TECHNOLOGY - 1.5%
Affiliated Computer Services,
   5.20% - 2015                                            700,000       593,948
PITNEY BOWES, INC., 5.875% - 2006                          350,000       350,868
Science Applications International Corporation,
   7.125% - 2032                                           300,000       352,545
                                                                     -----------
                                                                       1,297,361
                                                                     -----------
TELECOMMUNICATIONS - WIRELESS - 1.1%
America Movil S.A. de C.V.,
   5.50% - 2014                                            250,000       246,900
Nextel Communications, 6.875 - 2013                        700,000       730,250
                                                                     -----------
                                                                         977,150
                                                                     -----------
TRANSPORTATION SERVICES - 1.2%
Erac USA Finance Company:
   7.35% - 2008(1)                                         350,000       367,275
   6.70% - 2034(1)                                         300,000       322,744
TTX Company, 4.90% - 2015(1)                               350,000       338,691
                                                                     -----------
                                                                       1,028,710
                                                                     -----------
TOTAL CORPORATE BONDS
   (cost $22,727,115)                                                 23,102,088
                                                                     -----------

MORTGAGE BACKED SECURITIES - 45.6%

U.S. GOVERNMENT SPONSORED AGENCIES - 40.5%
Federal Home Loan Mortgage Corporation:
#E01378, 5.00% - 2018                                   $1,771,399   $ 1,756,580
#E01488, 5.00% - 2018                                    1,364,098     1,352,512
#E01538, 5.00% - 2018                                    1,404,026     1,391,970
#C44050, 7.00% - 2030                                       28,896        30,104
#C01172, 6.50% - 2031                                       51,071        52,342
#C01210, 6.50% - 2031                                       59,438        61,035
#C50964, 6.50% - 2031                                       51,841        53,131
#C50967, 6.50% - 2031                                       20,086        20,626
#C01277, 7.00% - 2031                                      103,480       107,738
#C01292, 6.00% - 2032                                      239,082       242,062
#C62801, 6.00% - 2032                                      118,700       120,179
#C01287, 6.50% - 2032                                      163,317       167,383
#C76358, 5.00% - 2033                                    1,308,984     1,272,549
#C78238, 5.50% - 2033                                    1,277,725     1,269,126
#A16943, 6.00% - 2033                                    1,001,866     1,013,050
#G08014, 5.00% - 2034                                    1,775,816     1,722,703
#G08015, 5.50% - 2034                                    1,639,286     1,625,844
#A17903, 6.00% - 2034                                    1,140,573     1,152,070

Federal National Mortgage Association:
#254473, 5.50% - 2017                                    1,424,086     1,433,929
#720714, 4.50% - 2018                                    1,431,805     1,396,464
FNR 2005-46 TW, 5.00% - 2018                             1,800,000     1,775,572
#555549, 5.00% - 2018                                    1,689,426     1,671,445
#750465, 5.00% - 2018                                    1,377,910     1,365,149
#780952, 4.00% - 2019                                    1,769,255     1,691,477
FNR 1990-108 G, 7.00% - 2020                                56,517        57,916
#252806, 7.50% - 2029                                       41,055        43,056
#252874, 7.50% - 2029                                       36,574        38,357
#535277, 7.00% - 2030                                       32,171        33,566
#190307, 8.00% - 2030                                       21,363        22,820
#253356, 8.00% - 2030                                       25,583        27,328
#541735, 8.00% - 2030                                       25,278        27,002
#585348, 6.50% - 2031                                       42,067        43,160
#254477, 5.50% - 2032                                      552,355       547,044
#254198, 6.00% - 2032                                      335,040       338,224
#254377, 6.00% - 2032                                      456,637       461,756
#666750, 6.00% - 2032                                      493,693       498,384
#254346, 6.50% - 2032                                      162,484       166,706
#545691, 6.50% - 2032                                      220,425       226,152
#659790, 6.50% - 2032                                      193,302       198,662
#640008, 7.00% - 2032                                       88,793        92,646
#702879, 5.00% - 2033                                    1,357,162     1,319,733
#709805, 5.00% - 2033                                    1,183,545     1,150,905
#688328, 5.50% - 2033                                    1,003,717       996,357
#689108, 5.50% - 2033                                      626,946       622,532
#709748, 5.50% - 2033                                    1,328,751     1,319,394
#713971, 5.50% - 2033                                    1,159,912     1,151,405
#754903, 5.50% - 2033                                      894,604       885,735
#725033, 6.00% - 2034                                      744,506       752,279
#255554, 5.50% - 2035                                    1,360,575     1,348,555
                                                                     -----------
                                                                      35,114,714
                                                                     -----------

                                                         See accompanying notes.

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2005                                      DIVERSIFIED INCOME SERIES

                                                         PRINCIPAL     MARKET
                                                          AMOUNT        VALUE
                                                        ----------   ----------
MORTGAGE BACKED SECURITIES (CONTINUED)

U.S. GOVERNMENT SPONSORED SECURITIES - 1.3%
Government National Mortgage Association:
#313107, 7.00% - 2022                                   $   87,596   $    91,943
#328618, 7.00% - 2022                                       18,985        19,928
#352022, 7.00% - 2023                                       46,108        48,396
#369303, 7.00% - 2023                                       64,047        67,225
#347017, 7.00% - 2024                                       42,710        44,829
#371006, 7.00% - 2024                                       25,544        26,811
#371012, 7.00% - 2024                                       41,519        43,580
#780454, 7.00% - 2026                                       57,179        60,017
#464356, 6.50% - 2028                                       40,263        42,030
#462680, 7.00% - 2028                                       36,944        38,777
#518436, 7.25% - 2029                                       29,025        30,313
#491492, 7.50% - 2029                                       22,787        23,961
#510704, 7.50% - 2029                                       43,543        45,785
#781079, 7.50% - 2029                                       19,953        20,981
#479229, 8.00% - 2030                                       17,657        18,897
#479232, 8.00% - 2030                                       13,002        13,915
#508342, 8.00% - 2030                                       37,803        40,459
#538285, 6.50% - 2031                                       57,925        60,466
#564472, 6.50% - 2031                                      146,327       152,941
#552324, 6.50% - 2032                                      104,616       109,206
II #1260, 7.00% - 2023                                       8,792         9,168
II #1849, 8.50% - 2024                                       8,572         9,216
II #2320, 7.00% - 2026                                      16,006        16,690
II #2270, 8.00% - 2026                                      16,657        17,744
II #2445, 8.00% - 2027                                      19,395        20,660
II #2689, 6.50% - 2028                                      26,621        27,598
II #2616, 7.00% - 2028                                      25,581        26,675
II #2909, 8.00% - 2030                                      23,109        24,617
                                                                     -----------
                                                                       1,152,828
                                                                     -----------
NON-AGENCY SECURITIES - 3.8%
Chase Commercial Mortgage Securities Corporation:
   1997-1B, 7.37% - 2029                                 1,500,000     1,533,087
   1998-1B, 6.56% - 2030                                   225,000       232,575
Global Rate Eligible Asset Trust 1998-A,
   7.33% - 2006(3, 4)                                       41,126            --
Credit-Based Asset Servicing & Securitization,
   2004-CB5 AV2, 4.639% - 2035(2)                        1,500,000     1,499,984
                                                                     -----------
                                                                       3,265,646
                                                                     -----------
TOTAL MORTGAGE BACKED SECURITIES
   (cost $40,229,830)                                                 39,533,188
                                                                     -----------

U.S. SPONSORED AGENCY BONDS & NOTES - 8.6%

Federal Home Loan Bank,
   6.375% - 2006                                        $  800,000   $   808,268
Federal Home Loan Mortgage Corporation,
   2.850% - 2007                                         2,000,000     1,957,766
Federal National Mortgage Association:
   4.00% - 2007                                          2,000,000     1,977,688
   6.00% - 2008                                            400,000       411,199
   6.625% - 2030                                           250,000       308,258
   7.125% - 2030                                         1,000,000     1,305,390
Financing Corporation,
   9.65% - 2018                                            500,000       719,347
                                                                     -----------
TOTAL U.S. SPONSORED AGENCY BONDS & NOTES
   (cost $7,102,210)                                                   7,487,916
                                                                     -----------
U.S. GOVERNMENT SECURITIES - 13.6%

U.S. Treasury Bond:
   4.00% - 2007                                          2,000,000     1,986,094
   4.25% - 2015                                            125,000       123,384
   4.50% - 2015                                          2,500,000     2,520,507
   5.375% - 2031                                         1,800,000     2,021,906
U.S. Treasury Note:
   4.625% - 2006                                         1,000,000     1,001,016
   3.750% - 2007                                           400,000       396,594
   6.25% - 2007                                          1,500,000     1,528,828
   4.125% - 2008                                         2,000,000     1,988,984
   4.50% - 2010                                            250,000       251,348
                                                                     -----------
TOTAL U.S. GOVERNMENT SECURITIES
   (cost $11,786,298)                                                 11,818,661
                                                                     -----------
COMMERCIAL PAPER - 1.5%

BROKERAGE - 1.5%
Goldman Sachs Group, Inc.,
   4.32%, 01-03-06                                       1,300,000     1,299,685
                                                                     -----------
TOTAL COMMERCIAL PAPER
   (cost $1,299,685)                                                   1,299,685
                                                                     -----------
ASSET BACKED COMMERCIAL PAPER - 2.3%

FINANCIAL COMPANIES - TRADE RECEIVABLES - 2.3%
Sheffield Receivables Corporation,
   4.25%, 01-05-06                                       2,000,000     1,999,056
                                                                     -----------
TOTAL ASSET BACKED COMMERCIAL PAPER
   (cost $1,999,056)                                                   1,999,056
                                                                     -----------

                                                         See accompanying notes.

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2005                                      DIVERSIFIED INCOME SERIES

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         ---------   -----------
REPURCHASE AGREEMENT - 1.1%

United Missouri Bank, 3.78%, dated 12-30-05, matures
   01-03-06; repurchase amount of $909,382
   (Collateralized by U.S. Treasury Notes, 7.0%,
   07-15-06 with a value of $927,295)                     $909,000   $   909,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENT
   (cost $909,000)                                                       909,000
                                                                     -----------
TOTAL INVESTMENTS - 99.3%
   (cost $86,053,194)                                                 86,149,594
CASH & OTHER ASSETS, LESS LIABILITIES - 0.7%                             605,126
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $86,754,720
                                                                     ===========

For federal income tax purposes the identified cost of investments owned at December 31, 2005 was $87,173,316.

*    Non-income producing security

(1) Security is a 144A series. The total market value of 144A securities is $4,934,316 (cost $4,824,362), or 5.7% of total net assets.

(2) Variable rate security. Rate indicated is rate effective at December 31, 2005.

(3) Security is in default. Security is also illiquid. The total market value of illiquid securities is $0 (cost $66,038), or 0.0% of total net assets.

(4) Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $0, or 0.0% or net assets.

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
                                                       DIVERSIFIED INCOME SERIES

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at value(1) ........................................   $86,149,594
Cash ............................................................        10,541
Receivables:
   Fund shares sold .............................................        41,424
   Interest .....................................................       760,573
   Security Management Company ..................................        10,240
Prepaid expenses ................................................        16,198
                                                                    -----------
Total assets ....................................................    86,988,570
                                                                    -----------
LIABILITIES:
Payable for:
   Fund shares redeemed .........................................        79,194
   Management fees ..............................................        25,445
   Custodian fees ...............................................         3,900
   Transfer agent and administration fees .......................        27,699
   Professional fees ............................................         8,812
   12b-1 distribution plan fees .................................        80,928
   Director's fees ..............................................         1,400
   Other ........................................................         6,472
                                                                    -----------
Total liabilities ...............................................       233,850
                                                                    -----------
Net Assets ......................................................   $86,754,720
                                                                    ===========
Paid in capital .................................................   $93,590,296
Accumulated net investment loss .................................      (578,990)
Accumulated net realized loss
   on sale of investments .......................................    (6,352,986)
Net unrealized appreciation
   in value of investments ......................................        96,400
                                                                    -----------
Net assets ......................................................   $86,754,720
                                                                    ===========
CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized) ......................    15,221,891
Net assets ......................................................   $70,501,706
Net asset value and redemption price
   per share ....................................................   $      4.63
                                                                    ===========
Offering price per share (net asset value
   divided by 95.25%) ...........................................   $      4.86
                                                                    ===========
CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized) ......................     2,347,746
Net assets ......................................................   $10,825,631
Net asset value, offering and redemption price
   per share (excluding any applicable contingent
   deferred sales charge) .......................................   $      4.61
                                                                    ===========
CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) ......................     1,179,120
Net assets ......................................................   $ 5,427,383
Net asset value, offering and redemption price
   per share (excluding any applicable contingent
   deferred sales charge) .......................................   $      4.60
                                                                    ===========
(1)Investments, at cost .........................................   $86,053,194

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Interest .....................................................   $ 4,479,378
                                                                    -----------
   Total investment income ......................................     4,479,378
                                                                    -----------
EXPENSES:
   Management fees ..............................................       311,351
   Transfer agent/maintenance fees ..............................       283,346
   Administration fees ..........................................        91,904
   Custodian fees ...............................................        17,365
   Directors' fees ..............................................         6,139
   Professional fees ............................................        32,865
   Reports to shareholders ......................................        18,885
   Registration fees ............................................        37,174
   Other expenses ...............................................        12,753
   12b-1 distribution plan fees - Class A .......................       179,576
   12b-1 distribution plan fees - Class B .......................       118,884
   12b-1 distribution plan fees - Class C .......................        52,391
                                                                    -----------
   Total expenses                                                     1,162,633
Less: Reimbursement of expenses - Class A .......................      (153,112)
      Reimbursement of expenses - Class B .......................       (25,011)
      Reimbursement of expenses - Class C .......................       (11,231)
                                                                    -----------
Net expenses ....................................................       973,279
                                                                    -----------
Net investment income ...........................................     3,506,099
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the year on
   Investments ..................................................       735,580
                                                                    -----------
   Net realized gain ............................................       735,580
                                                                    -----------
Net unrealized depreciation during the year on .
   Investments ..................................................    (2,911,634)
                                                                    -----------
   Net unrealized depreciation ..................................    (2,911,634)
                                                                    -----------
   Net realized and unrealized loss .............................    (2,176,054)
                                                                    -----------
   Net increase in net assets
      resulting from operations .................................   $ 1,330,045
                                                                    ===========

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Statement of Changes in Net Assets                     DIVERSIFIED INCOME SERIES

                                                                       YEAR ENDED          YEAR ENDED
                                                                   DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income .......................................     $  3,506,099        $  3,842,697
   Net realized gain (loss) during the year on investments .....          735,580            (173,715)
   Net unrealized depreciation during the year on investments ..       (2,911,634)           (689,342)
                                                                     ------------        ------------
   Net increase in net assets resulting from operations ........        1,330,045           2,979,640
                                                                     ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A ..................................................       (3,075,281)         (3,473,423)
      Class B ..................................................         (417,529)           (504,874)
      Class C ..................................................         (187,665)           (207,103)
                                                                     ------------        ------------
   Total distributions to shareholders .........................       (3,680,475)         (4,185,400)
                                                                     ------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A ..................................................       22,577,504          20,132,166
      Class B ..................................................        2,807,203           6,958,364
      Class C ..................................................        1,661,812           1,459,722
   Distributions reinvested
      Class A ..................................................        2,848,347           2,998,350
      Class B ..................................................          389,941             473,120
      Class C ..................................................          179,154             192,657
   Cost of shares redeemed
      Class A ..................................................      (28,314,300)        (24,824,137)
      Class B ..................................................       (6,395,401)         (5,835,767)
      Class C ..................................................       (1,491,587)         (2,198,352)
                                                                     ------------        ------------
   Net decrease from capital share transactions ................       (5,737,327)           (643,877)
                                                                     ------------        ------------
   Net decrease in net assets ..................................       (8,087,757)         (1,849,637)
                                                                     ------------        ------------
NET ASSETS:
   Beginning of period .........................................       94,842,477          96,692,114
                                                                     ------------        ------------
   End of period ...............................................     $ 86,754,720        $ 94,842,477
                                                                     ============        ============
   Accumulated net investment loss at end of year ..............     $   (578,990)       $   (552,162)
                                                                     ============        ============
CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A ..................................................        4,796,999           4,206,848
      Class B ..................................................          600,125           1,459,436
      Class C ..................................................          355,458             307,396
   Shares reinvested
      Class A ..................................................          606,988             629,350
      Class B ..................................................           83,417              99,693
      Class C ..................................................           38,428              40,652
   Shares redeemed
      Class A ..................................................       (6,013,084)         (5,170,948)
      Class B ..................................................       (1,361,275)         (1,220,488)
      Class C ..................................................         (318,512)           (462,503)

                                                         See accompanying notes.

Financial Highlights
Selected data for each share of                             SECURITY INCOME FUND
capital stock outstanding throughout each year         DIVERSIFIED INCOME SERIES

                                                                      YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------
CLASS A                                                     2005      2004      2003      2002    2001(E)
-------                                                   -------   -------   -------   -------   -------
PER SHARE DATA

Net asset value, beginning of period                      $  4.76   $  4.82   $  4.90   $  4.73   $  4.66
                                                          -------   -------   -------   -------   -------
Income (loss) from investment operations:
Net investment income(c)                                     0.19      0.20      0.20      0.24      0.26
Net gain (loss) on securities (realized and unrealized)     (0.12)    (0.04)    (0.07)     0.18      0.07
                                                          -------   -------   -------   -------   -------
Total from investment operations                             0.07      0.16      0.13      0.42      0.33
                                                          -------   -------   -------   -------   -------
Less distributions:
Dividends from net investment income                        (0.20)    (0.22)    (0.21)    (0.25)    (0.26)
                                                          -------   -------   -------   -------   -------
Total distributions                                         (0.20)    (0.22)    (0.21)    (0.25)    (0.26)
Net asset value, end of period                            $  4.63   $  4.76   $  4.82   $  4.90   $  4.73
                                                          =======   =======   =======   =======   =======
TOTAL RETURN(A)                                              1.54%     3.37%     2.72%     9.04%     7.33%
                                                          -------   -------   -------   -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $70,502   $75,292   $77,950   $68,489   $59,168
                                                          -------   -------   -------   -------   -------
Ratios to average net assets:
Net investment income                                        4.09%     4.18%     4.17%     4.98%     5.57%
Total expenses(b)                                            1.16%     1.06%     1.04%     1.02%     1.04%
Net expenses(d)                                              0.95%     0.95%     0.95%     0.95%     0.95%
                                                          -------   -------   -------   -------   -------
Portfolio turnover rate                                        59%       44%       45%       33%       38%

                                                                      YEAR ENDED, DECEMBER 31,
                                                          -----------------------------------------------
CLASS B                                                     2005      2004      2003      2002    2001(E)
-------                                                   -------   -------   -------   -------   -------
PER SHARE DATA

Net asset value, beginning of period                      $  4.74   $  4.80   $  4.88   $  4.71   $  4.65
                                                          -------   -------   -------   -------   -------
Income (loss) from investment operations:
Net investment income(c)                                     0.16      0.16      0.17      0.20      0.22
Net gain (loss) on securities (realized and unrealized)     (0.12)    (0.04)    (0.08)     0.18      0.07
                                                          -------   -------   -------   -------   -------
Total from investment operations                             0.04      0.12      0.09      0.38      0.29
                                                          -------   -------   -------   -------   -------
Less distributions:

Dividends from net investment income                        (0.17)    (0.18)    (0.17)    (0.21)    (0.23)
                                                          -------   -------   -------   -------   -------
Total distributions                                         (0.17)    (0.18)    (0.17)    (0.21)    (0.23)
                                                          -------   -------   -------   -------   -------
Net asset value, end of period                            $  4.61   $  4.74   $  4.80   $  4.88   $  4.71
                                                          =======   =======   =======   =======   =======
TOTAL RETURN(A)                                              0.79%     2.60%     1.96%     8.29%     6.36%
                                                          -------   -------   -------   -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $10,826   $14,331   $12,902   $20,365   $13,685
                                                          -------   -------   -------   -------   -------
Ratios to average net assets:
Net investment income                                        3.34%     3.43%     3.43%     4.22%     4.83%
Total expenses(b)                                            1.91%     1.81%     1.79%     1.77%     1.79%
Net expenses(d)                                              1.70%     1.70%     1.70%     1.70%     1.70%
                                                          -------   -------   -------   -------   -------
Portfolio turnover rate                                        59%       44%       45%       33%       38%

                                                         See accompanying notes.

Financial Highlights
Selected data for each share of                             SECURITY INCOME FUND
capital stock outstanding throughout each year         DIVERSIFIED INCOME SERIES

                                                                      YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------
CLASS C                                                     2005      2004      2003    2002(F)   2001(E)
-------                                                   -------   -------   -------   -------   -------
PER SHARE DATA

Net asset value, beginning of period                      $ 4.73    $ 4.79    $ 4.87    $ 4.70    $ 4.65
                                                          -------   -------   -------   -------   -------
Income (loss) from investment operations:
Net investment income(c)                                    0.16      0.16      0.17      0.19      0.21
Net gain (loss) on securities (realized and unrealized)    (0.12)    (0.04)    (0.07)     0.19      0.08
                                                          -------   -------   -------   -------   -------
Total from investment operations                            0.04      0.12      0.10      0.38      0.29
                                                          -------   -------   -------   -------   -------
Less distributions:
Dividends from net investment income                       (0.17)    (0.18)    (0.18)    (0.21)    (0.24)
                                                          -------   -------   -------   -------   -------
Total distributions                                        (0.17)    (0.18)    (0.18)    (0.21)    (0.24)
                                                          -------   -------   -------   -------   -------
Net asset value, end of period                            $ 4.60    $ 4.73    $ 4.79    $ 4.87    $ 4.70
                                                          =======   =======   =======   =======   =======
TOTAL RETURN(A)                                             0.79%     2.61%     1.98%     8.30%     6.30%
                                                          -------   -------   -------   -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $5,427    $5,219    $5,840    $4,901    $1,760
                                                          -------   -------   -------   -------   -------
Ratios to average net assets:
Net investment income                                       3.33%     3.43%     3.42%     4.18%     4.84%
Total expenses(b)                                           1.91%     1.81%     1.80%     1.77%     1.79%
Net expenses(d)                                             1.70%     1.70%     1.70%     1.70%     1.69%
                                                          -------   -------   -------   -------   -------
Portfolio turnover rate                                       59%       44%       45%       33%       38%

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income was computed using the average month-end shares outstanding throughout the year.

(d) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(e) As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses by less than 1/2 of a cent and increase the ratio of net investment income to average net assets from 0.01% to 0.18%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(f) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

                                                         See accompanying notes.

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                                       26

                                                            SECURITY INCOME FUND
Manager's Commentary                                           HIGH YIELD SERIES
February 15, 2006                                                    (unaudited)

                                                     (SECURITY BENEFIT(SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

(PHOTO OF DAVID TOUSSAINT)
David Toussaint
Portfolio Manager

TO OUR SHAREHOLDERS:

The high yield market, coming off two successive strong years of double-digit percentage gains, was unable to continue its streak in 2005. The U.S. economy's robust growth allowed corporations to increase profits and to further improve their balance sheets, which helped keep the corporate default rate low. Although the economic environment was favorable and corporate fundamentals improved, the high yield market, as measured by the Lehman Brothers High Yield Index, was only able to produce a lackluster return of 2.74% for the year. The High Yield Series of Security Income Fund was up 3.33% for the 12-month period ending December 31, 2005.(1)

LACKLUSTER PERFORMANCE IN 2005

Although the Series' return was in the low single-digits, it performed in-line with other competing fixed income asset classes. Specifically, government bonds returned 2.6%, higher quality corporate bonds 2.0%, and leveraged bank loans 4.6%, while the S&P 500 could only muster a 3.0% return. The sluggish returns resulted from the Fed's eight interest rate increases during the year which caused government bond interest rates to move up slightly during the year and adversely impacted the equity market. Also contributing to the high yield market's sub-par performance was the negative impact from the credit rating agencies' downgrades of General Motors and Ford. These actions resulted in two very large issuers being added to the high yield universe, thereby increasing the automotive sector's weight to around 14% of the high yield market. This sector alone was down 11.4% for the year.

During 2005, the High Yield Series was positioned in shorter maturity bonds to mitigate rising interest rates and was slightly overweight lower quality bonds to take advantage of the robust economy and a low corporate default rate. The high yield corporate default rate, after reaching bottom at mid-year, slightly increased during the second half of the year to finish at 2.2%, down from 2.7% at year-end 2004. High yield corporate bond spreads, after nearly reaching historic lows in the first quarter, trended wider throughout the year thereby causing bond prices to decline slightly.

SHORTER MATURITY BONDS PROVIDED STABLE INCOME

The Series' core holdings in shorter maturity bonds provided solid income generation and stable current yields for the Series during the year. These shorter maturity bonds are not as sensitive to interest rate movements. Therefore, as rates moved higher during the year, these bonds lost little, if any, of their principal value while collecting their interest payments. One of the Series' largest holdings, Qwest Communications, was one of these bonds and it produced an 11% return.

SPECIFIC PORTFOLIO INVESTMENTS ENHANCED RETURNS

The Series was able to enhance its return by investing in some lower quality, higher yielding securities. As the economy continued to grow robustly, many of the Series' holdings benefited. One of the Series' best contributors was Worldspan, a travel services company, which returned 18% as air travel and lodging soared. Another company leveraged to the economy and residential and commercial construction boom, United Rentals, an equipment rental company, returned 17%. Capitalizing on rising energy prices, an oil service company, Oil States International returned 25%. Finally, the Series' continued overweight to the wireless telecommunications sector boosted returns due in part to its holding in Rural Cellular which produced an 11% return.

AVOIDING AUTOMOTIVE AND PAPER SECTORS PROVED SUCCESSFUL

The Series' underweight positions in both the automotive and paper sectors helped the Series to outperform its benchmark index. The auto sector performed poorly because of the weak operating results from GM and Ford and consequently their suppliers were negatively impacted as well. Some of the auto suppliers filed for bankruptcy protection, and others were perilously close. The paper sector also performed poorly during 2005. Higher energy prices, rising labor and freight costs and the strengthening Canadian dollar put pressure on this sector throughout the year.

OUTLOOK AND STRATEGY FOR 2006

For 2006, the economy is expected to maintain its growth rate during the first half and weaken slightly into year-end. The corporate default rate is expected to slightly increase throughout the year and possibly reach 3.5% by year-end, but still remain well below the long run average of around 5%. The significant increase in mergers and acquisitions and leveraged buy-outs may help the high yield bonds for those companies being acquired. However, new issuance as a result of these leveraging transactions will be of much lower quality and these highly levered issuers will be much less able to weather an economic slowdown. This lower quality issuance may cause the default rate to increase over the next few years. Therefore, the Series will continue to hold shorter maturity bonds and opportunistically add selective lower quality securities to enhance returns. Finally, given the high yield market's outlook, we believe it is poised to offer attractive returns versus other investment choices in the upcoming year.

Sincerely,


David Toussaint, Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of sales charge or taxes a shareholder would pay on distributions or redemptions of shares.

                                                            SECURITY INCOME FUND
Manager's Commentary                                           HIGH YIELD SERIES
February 15, 2006                                                    (unaudited)

PERFORMANCE

             HIGH YIELD SERIES VS. LEHMAN BROTHERS HIGH YIELD INDEX

                               (PERFORMANCE GRAPH)

                                                       LEHMAN BROTHERS
       HIGH YIELD SERIES                               HIGH YIELD INDEX
----------------------------                      -------------------------
       DATE          VALUE                           DATE           VALUE
   -----------     ---------                      ----------      ---------
      8/5/1996      9,525.00    INCEPTION 8/05/96                 10,000.00
     9/30/1996      9,782.35                         9/30/96      10,351.60
    12/31/1996     10,020.60                        12/31/96      10,713.39
     3/31/1997     10,195.91                         3/31/97      10,833.03
     6/30/1997     10,600.86                         6/30/97      11,336.46
     9/30/1997     11,004.69                         9/30/97      11,851.52
    12/31/1997     11,280.06                        12/31/97      12,081.46
     3/31/1998     11,643.17                         3/31/98      12,487.78
     6/30/1998     11,749.05                         6/30/98      12,625.65
     9/30/1998     11,548.89                         9/30/98      12,050.69
    12/31/1998     11,837.38                        12/31/98      12,307.03
     3/31/1999     11,952.83                         3/31/99      12,533.43
     6/30/1999     11,913.07                         6/30/99      12,566.52
     9/30/1999     11,780.25                         9/30/99      12,386.91
    12/31/1999     11,772.00                        12/31/99      12,589.80
     3/31/2000     11,540.90                         3/31/00      12,295.73
     6/30/2000     11,535.90                        06/30/00      12,437.20
     9/29/2000     11,688.13                        09/30/00      12,507.18
    12/29/2000     11,410.33                        12/31/00      11,851.92
     3/30/2001     11,937.45                       3/31/2001      12,604.41
     6/29/2001     11,705.88                       6/30/2001      12,317.36
     9/28/2001     11,208.21                       9/30/2001      11,796.11
    12/31/2001     11,967.99                      12/31/2001      12,477.29
     3/28/2002     12,274.09                       3/31/2002      12,687.30
     6/28/2002     11,740.07                       6/30/2002      11,878.19
     9/30/2002     11,179.70                       9/30/2002      11,529.80
    12/31/2002     11,765.62                      12/31/2002      12,306.90
     3/31/2003     12,302.45                       3/31/2003      13,243.88
     6/30/2003     13,394.24                       6/30/2003      14,581.95
     9/30/2003     13,731.38                       9/30/2003      14,985.63
    12/31/2003     14,309.65                      12/31/2003      15,871.49
      03/31/04     14,655.25                       3/31/2004      16,243.91
      06/30/04     14,533.46                       6/30/2004      16,087.61
      09/30/04     15,107.13                       9/30/2004      16,867.08
    12/31/2004     15,876.52                      12/31/2004      17,639.12
     3/31/2005     15,716.80                       3/31/2005      17,354.98
     6/30/2005     15,927.15                       6/30/2005      17,835.42
     9/30/2005     16,160.46                       9/30/2005      18,000.20
    12/31/2005     15,927.00                      12/31/2005      18,121.66

                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of High Yield Series on August 15, 1996 (date of inception), and reflects deduction of the 4.75% sales load. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. The Lehman Brothers High Yield Index is an unmanaged index that tracks below investment grade bonds.

                     PORTFOLIO COMPOSITION BY QUALITY RATING
                     (BASED ON STANDARD AND POOR'S RATINGS)

AAA                                       0.55%
BBB                                       2.45
BB                                       24.79
B                                        45.74
CCC                                      10.54
CC                                        0.52
NR                                        4.64
Common Stocks                             1.03
Repurchase Agreement                      8.86
Cash & other assets, less liabilities     0.88
                                        ------
Total net assets                        100.00%
                                        ======

AVERAGE ANNUAL RETURNS

                                              SINCE
PERIODS ENDED 12-31-05   1 YEAR   5 YEARS   INCEPTION
----------------------   ------   -------   ---------
A Shares                 (1.55%)   6.51%        5.43%
                                            (8-15-96)
B Shares                 (2.53%)   6.41%        5.13%
                                            (8-15-96)
C Shares                  1.46%    6.73%        5.67%
                                             (5-1-00)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Manager's Commentary                                           HIGH YIELD SERIES
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SERIES EXPENSES

                        BEGINNING        ENDING       EXPENSES PAID
                      ACCOUNT VALUE   ACCOUNT VALUE      DURING
                        07-01-05       12-31-05(1)      PERIOD(2)
                      -------------   -------------   -------------
High Yield Series -
Class A
   Actual               $1,000.00       $1,030.10         $ 7.06
   Hypothetical          1,000.00        1,018.25           7.02
High Yield Series -
Class B
   Actual                1,000.00        1,026.20          10.88
   Hypothetical          1,000.00        1,014.47          10.82
High Yield Series -
Class C
   Actual                1,000.00        1,025.30          10.87
   Hypothetical          1,000.00        1,014.47          10.82

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 3.01%, 2.62% and 2.53%, for
     Class A, B and C class shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (1.38%, 2.13% and 2.13% for Class A, B and C class shares, respectively) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2005                                              HIGH YIELD SERIES

                                                          PRINCIPAL
                                                          AMOUNT OR
                                                           NUMBER       MARKET
                                                          OF SHARES      VALUE
                                                         ----------   ----------
CONVERTIBLE BONDS - 3.5%

AUTOMOTIVE - 0.8%
Sonic Automotive, Inc., 5.25% - 2009                       $350,000   $  343,000
                                                                      ----------
CONSTRUCTION MACHINERY - 1.5%
United Rentals, Inc., 1.875% - 2023                        $575,000      661,969
                                                                      ----------
MEDIA-CABLE - 0.7%
Mediacom Communications Corporation,
   5.25% - 2006                                            $325,000      323,781
                                                                      ----------
TELECOMMUNICATIONS-WIRELESS - 0.5%
Nextel Communications, 5.25% - 2010                        $250,000      249,688
                                                                      ----------
TOTAL CONVERTIBLE BONDS
   (cost $1,424,194)                                                   1,578,438
                                                                      ----------
COMMON STOCKS - 1.0%

MARINE - 0.4%
Double Hull Tankers, Inc.*                                   13,800      181,746
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS - 0.6%
Bimini Mortgage Management, Inc.                             15,250      138,012
HomeBanc Corporation                                         20,000      149,600
                                                                      ----------
                                                                         287,612
                                                                      ----------
TOTAL COMMON STOCKS
   (cost $537,676)                                                       469,358
                                                                      ----------
CORPORATE BONDS - 85.8%

AEROSPACE & DEFENSE - 4.6%
Bombardier, Inc., 6.75% - 2012(4)                          $675,000      624,375
Esterline Technologies Corporation,
   7.75% - 2013                                            $350,000      365,750
L-3 Communications Corporation,
   7.625% - 2012                                           $400,000      421,000
Sequa Corporation, 9.00% - 2009                            $125,000      132,813
Vought Aircraft Industries, Inc.,
   8.00% - 2011                                            $600,000      561,000
                                                                      ----------
                                                                       2,104,938
                                                                      ----------
AIRLINES - 0.6%
American Commercial Lines, Inc.,
   9.50% - 2015                                            $178,000      192,240
Pegasus Aviation Lease Securitization,
   8.42% - 2030(3, 5)                                      $244,615           --
United Air Lines, Inc., 7.73% - 2010                       $ 99,924       99,449
                                                                      ----------
                                                                         291,689
                                                                      ----------
AUTOMOTIVE - 6.2%
Allied Holdings, Inc., 8.625% - 2007(3)                    $225,000      178,875
Briggs & Stratton Corporation,
   8.875% - 2011                                           $375,000      420,136
General Motors Acceptance Corporation,
   8.00% - 2031                                            $750,000      718,411
Group 1 Automotive, Inc., 8.25% - 2013                     $450,000      425,250
Mark IV Industries, Inc., 7.50% - 2007                     $625,000      575,781
Sonic Automotive, Inc., 8.625% - 2013                      $400,000      387,000
TRW Automotive, Inc., 9.375% - 2013                        $134,000      145,055
                                                                      ----------
                                                                       2,850,508
                                                                      ----------
BANKING - 3.2%
Cardtronics, Inc., 9.25% - 2013(4)                         $600,000   $  597,000
Doral Financial Corporation,
   5.004% - 2007(2)                                         600,000      583,226
E*Trade Financial Corporation,
   8.00% - 2011                                             200,000      208,000
FCB/NC Capital Trust I, 8.05% - 2028                         50,000       52,864
                                                                      ----------
                                                                       1,441,090
                                                                      ----------
BUILDING MATERIALS - 1.4%
Building Materials Corporation:
   8.00% - 2007                                             450,000      455,062
   8.00% - 2008                                             175,000      176,969
                                                                      ----------
                                                                         632,031
                                                                      ----------
CHEMICALS - 1.0%
ISP Holdings, Inc., 10.625% - 2009                          200,000      210,000
United Agri Products, 8.25% - 2011                          226,000      237,300
                                                                      ----------
                                                                         447,300
                                                                      ----------
COMMUNICATIONS - OTHER - 0.8%
Block Communications, Inc.,
   8.25% - 2015(4)                                          350,000      346,500
                                                                      ----------
CONSTRUCTION MACHINERY - 3.1%
Case New Holland, 9.25% - 2011                              350,000      374,500
Navistar International Corporation:
   7.50% - 2011                                             500,000      476,250
   6.25% - 2012                                             225,000      201,375
United Rentals NA, Inc., 7.00% - 2014                       375,000      350,625
                                                                      ----------
                                                                       1,402,750
                                                                      ----------
CONSUMER PRODUCTS - 0.9%
Del Laboratories, Inc., 8.00% - 2012                        425,000      335,750
WH Holdings/ WH Capital, 9.50% - 2011                        90,000       97,200
                                                                      ----------
                                                                         432,950
                                                                      ----------
ELECTRIC - 3.5%
CMS Energy Corporation, 7.50% - 2009                        175,000      180,250
East Coast Power LLC:
   6.737% - 2008                                             22,331       22,530
   7.066% - 2012                                             56,347       58,387
Edison Mission Energy, 10.00% - 2008                        450,000      492,750
NRG Energy, Inc., 8.00% - 2013                              162,000      180,630
Reliant Energy, Inc., 6.75% - 2014                          350,000      305,375
Texas Genco LLC, 6.875% - 2014(4)                           325,000      351,813
                                                                      ----------
                                                                       1,591,735
                                                                      ----------

                                                         See accompanying notes.

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2005                                              HIGH YIELD SERIES

                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                         ----------   ----------
CORPORATE BONDS (CONTINUED)

ENERGY - INDEPENDENT - 4.4%
Clayton William Energy, 7.75% - 2013                     $  175,000   $  168,000
El Paso Production Holding Company,
   7.75% - 2013                                             250,000      259,375
Houston Exploration Company,
   7.00% - 2013                                              50,000       48,000
Magnum Hunter Resources, Inc.,
   9.60% - 2012                                             532,000      577,220
Mirant North America, LLC,
   7.375% - 2013(4)                                         100,000      101,125
Range Resources Corporation,
   7.375% - 2013                                            175,000      181,125
TransMontaigne, Inc., 9.125% - 2010                         700,000      687,750
                                                                      ----------
                                                                       2,022,595
                                                                      ----------
ENERGY - INTEGRATED - 0.2%
Petrobras International Finance Company,
   9.00% - 2008(1)                                           75,000       85,125
                                                                      ----------
ENERGY - OTHER - 0.3%
Massey Energy Company,
   6.875% - 2013(4)                                         150,000      151,312
                                                                      ----------
ENTERTAINMENT - 4.0%
AMC Entertainment, Inc., 9.875% - 2012                      200,000      196,000
Blockbuster, Inc., 9.50% - 2012(1, 4)                       500,000      440,000
Galaxy Entertainment, 9.875 - 2012(4)                       150,000      152,250
Marquee Holdings, Inc.,
   0.00% - 2014(1)                                        1,250,000      796,875
Speedway Motorsports, Inc.,
   6.75% - 2013                                             250,000      253,125
                                                                      ----------
                                                                       1,838,250
                                                                      ----------
ENVIRONMENTAL - 0.6%
Allied Waste North America,
   8.875% - 2008                                            150,000      158,250
Casella Waste Systems, Inc.,
   9.75% - 2013                                             100,000      105,250
                                                                      ----------
                                                                         263,500
                                                                      ----------
FINANCIAL - OTHER - 0.7%
Arch Western Finance, 6.75% - 2013                          300,000      305,625
                                                                      ----------
FINANCIAL COMPANIES - NONCAPTIVE DIVERSIFIED - 0.5%
American Real Estate Partners,
   8.125% - 2012                                            200,000      207,500
                                                                      ----------
FOOD & BEVERAGE - 4.2%
Bear Creek Corporation,
   9.00% - 2013(4)                                         $250,000   $  251,250
Canandaigua Brands, Inc.,
   8.625% - 2006                                            241,000      244,615
Dean Foods Company, 8.15% - 2007                            650,000      667,875
Dole Foods Company, Inc.:
   7.25% - 2010                                             350,000      339,500
   8.875% - 2011                                             50,000       51,250
Land O' Lakes, Inc., 8.75% - 2011                            43,000       45,150
Pilgrim's Pride Corporation,
   9.625% - 2011                                            300,000      319,500
                                                                      ----------
                                                                       1,919,140
                                                                      ----------
GAMING - 2.7%
American Casino & Entertainment,
   7.85% - 2012                                             200,000      205,000
MGM Mirage, Inc., 6.75% - 2012                              375,000      380,156
Mandalay Resort Group, 6.50% - 2009                         200,000      202,250
Mohegan Tribal Gaming, 6.375% - 2009                        250,000      251,562
Station Casinos, Inc., 6.00% - 2012                         200,000      199,500
                                                                      ----------
                                                                       1,238,468
                                                                      ----------
HEALTH CARE - 3.8%
Coventry Health Care, Inc.,
   6.125% - 2015                                            425,000      435,625
HCA, Inc., 6.375% - 2015                                    200,000      202,167
Healthsouth Corporation,
   8.50% - 2008                                             225,000      226,687
US Oncology Holdings, Inc.,
   9.264% - 2015(2)                                         850,000      845,750
                                                                      ----------
                                                                       1,710,229
                                                                      ----------
HOME CONSTRUCTION - 0.5%
Stanley-Martin Communities,
   9.75% - 2015(4)                                          250,000      227,500
                                                                      ----------
INDUSTRIAL - OTHER - 3.0%
Anixter International, Inc.,
   5.95% - 2015                                             250,000      226,232
Corrections Corporation of America,
   7.50% - 2011                                              50,000       51,750
Iron Mountain, Inc., 8.25% - 2011                           250,000      253,750
USEC, Inc., 6.625% - 2006                                   850,000      850,000
                                                                      ----------
                                                                       1,381,732
                                                                      ----------
INSURANCE - LIFE - 0.2%
Genamerica Capital, Inc., 8.525% - 2027(4)                   75,000       81,206
                                                                      ----------
INSURANCE - PROPERTY & Casualty - 2.1%
Fairfax Financial Holdings,
   7.75% - 2012                                           1,050,000      979,736
                                                                      ----------

                                                         See accompanying notes.

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2005                                              HIGH YIELD SERIES

                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                         ----------   ----------
CORPORATE BONDS (CONTINUED)

LODGING - 0.3%
Starwood Hotels & Resorts,
   7.375% - 2007(1)                                      $  150,000   $  153,000
                                                                      ----------
MEDIA - CABLE - 2.2%
CSC Holdings, Inc.:
   7.25% - 2008                                             125,000      124,687
   6.75% - 2012(4)                                          175,000      165,375
Cablevision Systems Corporation,
   8.716% - 2009(2)                                         500,000      505,000
Coleman Cable, Inc., 9.875% - 2012                          100,000       81,000
Shaw Communications, Inc.,
7.25% - 2011                                                125,000      130,313
                                                                      ----------
                                                                       1,006,375
                                                                      ----------
MEDIA - NONCABLE - 2.3%
Intelsat, Ltd., 7.625% - 2012                             1,125,000      908,437
RH Donnelley Finance Corporation,
   10.875% - 2012                                           125,000      140,938
                                                                      ----------
                                                                       1,049,375
                                                                      ----------
METALS & Mining - 3.1%
AK Steel Corporation, 7.875% - 2009                         775,000      736,250
Asarco, Inc., 7.875% - 2013(3)                              100,000       60,000
Asia Aluminum Holdings,
   8.00% - 2011(4)                                          200,000      195,250
Bulong Operations,
   12.50% - 2008*(3, 5)                                      75,000           --
Noble Group, Ltd., 6.625% - 2015(4)                         450,000      414,399
                                                                      ----------
                                                                       1,405,899
                                                                      ----------
OIL FIELD SERVICES - 1.0%
Hanover Compressor Company,
   9.00% - 2014                                             100,000      109,000
Parker Drilling Company,
   9.16% - 2010(2)                                          325,000      335,563
                                                                      ----------
                                                                         444,563
                                                                      ----------
PACKAGING - 4.2%
Ball Corporation, 6.875% - 2012                             500,000      516,250
Owens-Brockway Glass Containers,
   7.75% - 2011                                              50,000       52,188
Owens-Illinois, Inc., 8.10% - 2007                          675,000      690,188
Solo Cup Company, 8.50% - 2014                              725,000      634,375
                                                                      ----------
                                                                       1,893,001
                                                                      ----------
PAPER - 2.5%
Sino-Forest Corporation,
   9.125% - 2011(4)                                         375,000      402,188
Smurfit-Stone Container,
   9.75% - 2011                                             750,000      757,500
                                                                      ----------
                                                                       1,159,688
                                                                      ----------
PHARMACEUTICALS - 1.4%
Elan Financial Corporation, 7.75% - 2011                    550,000      514,250
Omnicare, Inc.:
   6.75% - 2013                                              50,000       50,562
   6.875% - 2015                                             50,000       50,750
                                                                      ----------
                                                                         615,562
                                                                      ----------
PIPELINES - 1.2%
Northwest Pipelines Corporation,
   8.125% - 2010                                         $  100,000   $  106,000
Sonat, Inc., 7.625% - 2011                                  450,000      457,875
                                                                      ----------
                                                                         563,875
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS - 0.8%
American Real Estate Partners,
   7.125% - 2013(4)                                         350,000      350,000
                                                                      ----------
REFINING - 0.4%
Frontier Oil Corporation, 6.625% - 2011                     200,000      204,000
                                                                      ----------
RETAILERS - 0.0%
Ames Department Stores, Inc.,
   10.00% - 2006*(3, 5)                                     200,000           --
                                                                      ----------
SERVICES - 0.5%
American Eco Corporation,
   9.625% - 2008*(3, 5)                                     125,000           --
MasTec, Inc., 7.75% - 2008                                  225,000      223,312
                                                                      ----------
                                                                         223,312
                                                                      ----------
SUPERMARKETS - 0.0%
Fleming Companies, Inc.,
   9.875% - 2012*(3, 5)                                     100,000           --
                                                                      ----------
Technology - 2.1%
Telecordia Technologies,
   10.00% - 2013(4)                                         500,000      457,500
Worldspan LP/WS Financing Corporation,
   10.59% - 2011(2)                                         600,000      522,000
                                                                      ----------
                                                                         979,500
                                                                      ----------
TELECOMMUNICATIONS - WIRELESS - 5.1%
iPCS, Inc., 11.50% - 2012                                   500,000      573,750
Rural Cellular Corporation:
   9.75% - 2010                                             825,000      833,250
   10.041% - 2012(2, 4)                                     350,000      352,625
Ubiquitel Operating Company,
   9.875% - 2011                                            500,000      553,750
                                                                      ----------
                                                                       2,313,375
                                                                      ----------
TELECOMMUNICATIONS - WIRELINES - 3.7%
Exodus Communications, Inc.,
   11.625% - 2010*(3, 5)                                    146,025           --
LCI International, Inc., 7.25% - 2007                     1,575,000    1,582,875
Qwest Corporation, 7.875% - 2011                            100,000      107,750
                                                                      ----------
                                                                       1,690,625
                                                                      ----------
TEXTILE - 0.6%
Invista, 9.25% - 2012(4)                                    250,000      266,875
                                                                      ----------

                                                         See accompanying notes.

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2005                                              HIGH YIELD SERIES

                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        ----------   -----------
CORPORATE BONDS (CONTINUED)

TRANSPORTATION SERVICES - 1.9%
Overseas Shipholding Group, Inc.,
   8.25% - 2013                                         $  500,000   $   528,750
Stena AB:
   9.625% - 2012                                            75,000        81,469
   7.50% - 2013                                            250,000       240,000
Teekay Shipping Corporation,
   8.32% - 2008                                              9,000         9,101
                                                                     -----------
                                                                         859,320
                                                                     -----------
TOTAL CORPORATE BONDS
   (cost $40,042,516)                                                 39,131,754
                                                                     -----------
REPURCHASE AGREEMENT - 8.8%
United Missouri Bank, 3.78%, dated 12-30-05,
   matures 01-03-06; repurchase amount of
   $4,043,698 (Collateralized by U.S.
   Treasury Bill, 03-09-06 with a value
   of $4,123,543)                                        4,042,000     4,042,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENT
   (cost $4,042,000)                                                   4,042,000
                                                                     -----------
TOTAL INVESTMENTS - 99.1%
   (cost $46,046,386)                                                 45,221,550
CASH & OTHER ASSETS, LESS LIABILITIES - 0.9%                             402,763
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $45,624,313
                                                                     ===========

For federal income tax purposes, the identified cost of investments owned at December 31, 2005 was $45,676,295.

*    Non-income producing security

(1) Security is a step bond. Rate indicated is rate effective at December 31, 2005.

(2) Variable rate security. Rate indicated is rate effective at December 31, 2005.

(3) Security is in default. Security is also illiquid. The total market value of illiquid securities is $338,324 (cost $970,525), or 0.7% of total net assets.

(4) Security is a 144A security. The total market value of 144A securities is $5,928,543 (cost $6,004,459), or 13.0% of total net assets.

(5) Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $0, or 0.0% of total net assets.

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
                                                               HIGH YIELD SERIES

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at value(1) ........................................   $45,221,550
Cash ............................................................         5,213
Receivables:
   Fund shares sold .............................................        30,874
   Interest .....................................................       829,179
   Dividends ....................................................         5,600
Prepaid expenses ................................................        13,283
                                                                    -----------
Total assets ....................................................    46,105,699
                                                                    -----------
LIABILITIES:
Payable for:
   Fund shares redeemed .........................................        16,825
   Securities purchased .........................................       376,875
   Management fees ..............................................        22,827
   Custodian fees ...............................................         3,600
   Transfer agent and administration fees .......................        10,905
   Professional fees ............................................         9,250
   12b-1 distribution plan fees .................................        35,933
   Director's fees ..............................................           500
   Other ........................................................         4,671
                                                                    -----------
Total liabilities ...............................................       481,386
                                                                    -----------
NET ASSETS ......................................................   $45,624,313
                                                                    ===========
NET ASSETS CONSIST OF:
Paid in capital .................................................   $46,823,239
Accumulated undistributed net investment income .................       237,268
Accumulated net realized loss on sale of investments ............      (611,358)
Net unrealized depreciation in value of investments .............      (824,836)
                                                                    -----------
Net assets ......................................................   $45,624,313
                                                                    ===========
CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized) ......................     3,118,557
Net assets ......................................................   $38,506,093
Net asset value and redemption price per share ..................   $     12.35
                                                                    ===========
Offering price per share
   (net asset value divided by 95.25%) ..........................   $     12.97
                                                                    ===========
CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized) ......................       432,741
Net assets ......................................................   $ 5,323,526
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ..   $     12.30
                                                                    ===========

CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) ......................       145,144
Net assets ......................................................   $ 1,794,694
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ..   $     12.36
                                                                    ===========

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Dividends ....................................................   $    48,967
   Interest .....................................................     3,339,725
                                                                    -----------
   Total investment income ......................................     3,388,692
                                                                    -----------
EXPENSES:
   Management fees ..............................................       262,559
   Transfer agent/maintenance fees ..............................       126,832
   Administration fees ..........................................        49,884
   Custodian fees ...............................................        11,518
   Directors' fees ..............................................         2,906
   Professional fees ............................................        24,237
   Reports to shareholders ......................................        13,641
   Registration fees ............................................        36,063
   Other expenses ...............................................         5,963
   12b-1 distribution plan fees - Class A .......................        87,265
   12b-1 distribution plan fees - Class B .......................        67,468
   12b-1 distribution plan fees - Class C .......................        21,068
                                                                    -----------
   Total expenses ...............................................       709,404
                                                                    -----------
   Net investment income ........................................     2,679,288
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the year on
   Investments ..................................................       783,271
                                                                    -----------
   Net realized gain ............................................       783,271
                                                                    -----------
Net unrealized depreciation during the year on
   Investments ..................................................    (2,223,767)
                                                                    -----------
   Net unrealized depreciation ..................................    (2,223,767)
                                                                    -----------
   Net realized and unrealized loss .............................    (1,440,496)
                                                                    -----------
   Net increase in net assets resulting from operations .........   $ 1,238,792
                                                                    ===========

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Statement of Changes in Net Assets                             HIGH YIELD SERIES

                                                                                      YEAR ENDED          YEAR ENDED
                                                                                  DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ......................................................     $  2,679,288        $  2,300,611
   Net realized gain during the year on investments ...........................          783,271             727,249
   Net unrealized appreciation (depreciation) during the year on investments ..       (2,223,767)          1,079,012
                                                                                    ------------        ------------
   Net increase in net assets resulting from operations .......................        1,238,792           4,106,872
                                                                                    ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A ....................................................................       (2,120,212)         (1,746,511)
   Class B ....................................................................         (351,965)           (439,760)
   Class C ....................................................................         (110,410)           (101,205)
Net realized gain
   Class A ....................................................................               --             (45,842)
   Class B ....................................................................               --             (15,118)
   Class C ....................................................................               --              (3,316)
                                                                                    ------------        ------------
Total distributions to shareholders ...........................................       (2,582,587)         (2,351,752)
                                                                                    ------------        ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
   Class A ....................................................................       19,368,719          17,655,634
   Class B ....................................................................        2,816,727           2,913,685
   Class C ....................................................................          430,629             563,465
Distributions reinvested
   Class A ....................................................................        2,086,984           1,756,690
   Class B ....................................................................          328,743             424,041
   Class C ....................................................................           83,568              79,970
Cost of shares redeemed
   Class A ....................................................................      (15,314,240)        (13,124,177)
   Class B ....................................................................       (6,006,857)         (3,568,699)
   Class C ....................................................................         (830,683)           (408,828)
                                                                                    ------------        ------------
Net increase from capital share transactions ..................................        2,963,590           6,291,781
                                                                                    ------------        ------------
Net increase in net assets ....................................................        1,619,795           8,046,901
                                                                                    ------------        ------------
NET ASSETS:
   Beginning of period ........................................................       44,004,518          35,957,617
                                                                                    ------------        ------------
   End of period ..............................................................     $ 45,624,313        $ 44,004,518
                                                                                    ============        ============
   Accumulated undistributed net investment income at end of year .............     $    237,268        $     99,105
                                                                                    ============        ============
CAPITAL SHARE ACTIVITY:
Shares sold
   Class A ....................................................................        1,561,529           1,440,453
   Class B ....................................................................          228,678             238,674
   Class C ....................................................................           34,711              45,679
Shares reinvested
   Class A ....................................................................          168,815             143,599
   Class B ....................................................................           26,651              34,790
   Class C ....................................................................            6,748               6,527
Shares redeemed
   Class A ....................................................................       (1,240,667)         (1,072,501)
   Class B ....................................................................         (489,241)           (292,701)
   Class C ....................................................................          (67,282)            (33,593)

                                                         See accompanying notes.

Financial Highlights
Selected data for each share of capital                     SECURITY INCOME FUND
stock outstanding throughout each year                         HIGH YIELD SERIES

                                                                      YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------
CLASS A                                                     2005      2004      2003     2002    2001(E)
-------                                                   -------   -------   -------   ------   -------
PER SHARE DATA
Net asset value, beginning of period                      $ 12.70   $ 12.17   $ 10.66   $11.68   $12.14
                                                          -------   -------   -------   ------   ------
Income (loss) from investment operations:
Net investment income(c)                                     0.77      0.73      0.70     0.81     1.06
Net gain (loss) on securities (realized and unrealized)     (0.37)     0.55      1.54    (1.00)   (0.47)
                                                          -------   -------   -------   ------   ------
Total from investment operations                             0.40      1.28      2.24    (0.19)    0.59
                                                          -------   -------   -------   ------   ------
Less distributions:
Dividends from net investment income                        (0.75)    (0.73)    (0.73)   (0.83)   (1.05)
Return of capital                                              --     (0.02)       --       --       --
                                                          -------   -------   -------   ------   ------
Total distributions                                         (0.75)    (0.75)    (0.73)   (0.83)   (1.05)
                                                          -------   -------   -------   ------   ------
Net asset value, end of period                            $ 12.35   $ 12.70   $ 12.17   $10.66   $11.68
                                                          =======   =======   =======   ======   ======
TOTAL RETURN(A)                                              3.33%    10.96%    21.65%   (1.66%)   4.93%
                                                          -------   -------   -------   ------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $38,506   $33,393   $25,777   $6,009   $5,919
                                                          -------   -------   -------   ------   ------
Ratios to average net assets:
Net investment income                                        6.28%     6.05%     6.40%    7.31%    8.80%
Total expenses(b)                                            1.47%     1.48%     1.28%    1.48%    1.42%
Net expenses(d)                                              1.47%     1.48%     1.27%    1.48%    1.09%
                                                          -------   -------   -------   ------   ------
Portfolio turnover rate                                        73%       73%       61%      80%      65%

                                                                     YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------
CLASS B                                                    2005     2004     2003     2002    2001(E)
-------                                                   ------   ------   ------   ------   -------
PER SHARE DATA
Net asset value, beginning of period                      $12.66   $12.14   $10.63   $11.65   $12.11
                                                          ------   ------   ------   ------   ------
Income (loss) from investment operations:
Net investment income(c)                                    0.70     0.65     0.67     0.73     0.96
Net gain (loss) on securities (realized and unrealized)    (0.40)    0.53     1.48    (1.01)   (0.47)
                                                          ------   ------   ------   ------   ------
Total from investment operations                            0.30     1.18     2.15    (0.28)    0.49
                                                          ------   ------   ------   ------   ------
Less distributions:
Dividends from net investment income                       (0.66)   (0.64)   (0.64)   (0.74)   (0.95)
Return of capital                                             --    (0.02)      --       --       --
                                                          ------   ------   ------   ------   ------
Total distributions                                        (0.66)   (0.66)   (0.64)   (0.74)   (0.95)
                                                          ------   ------   ------   ------   ------
Net asset value, end of period                            $12.30   $12.66   $12.14   $10.63   $11.65
                                                          ======   ======   ======   ======   ======
TOTAL RETURN(A)                                             2.47%   10.09%   20.82%   (2.40%)   4.08%
                                                          ------   ------   ------   ------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $5,324   $8,437   $8,324   $4,450   $4,231
                                                          ------   ------   ------   ------   ------
Ratios to average net assets:
Net investment income                                       5.52%    5.31%    5.92%    6.56%    7.98%
Total expenses(b)                                           2.22%    2.22%    2.08%    2.23%    2.21%
Net expenses(d)                                             2.22%    2.22%    2.08%    2.23%    1.90%
                                                          ------   ------   ------   ------   ------
Portfolio turnover rate                                       73%      73%      61%      80%      65%

                                                         See accompanying notes.

Financial Highlights
Selected data for each share of capital                     SECURITY INCOME FUND
stock outstanding throughout each year                         HIGH YIELD SERIES

                                                                     YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------
CLASS C                                                    2005     2004     2003     2002     2001(E)
-------                                                   ------   ------   ------   ------    -------
PER SHARE DATA
Net asset value, beginning of period                      $12.72   $12.19   $10.67   $11.69    $12.16
                                                          ------   ------   ------   ------    ------
Income (loss) from investment operations:
Net investment income(c)                                    0.69     0.65     0.66     0.73      0.81
Net gain (loss) on securities (realized and unrealized)    (0.39)    0.54     1.50    (1.01)    (0.33)
                                                          ------   ------   ------   ------    ------
Total from investment operations                            0.30     1.19     2.16    (0.28)     0.48
                                                          ------   ------   ------   ------    ------
Less distributions:
Dividends from net investment income                       (0.66)   (0.64)   (0.64)   (0.74)    (0.95)
Return of capital                                             --    (0.02)      --       --        --
                                                          ------   ------   ------   ------    ------
Total distributions                                        (0.66)   (0.66)   (0.64)   (0.74)    (0.95)
                                                          ------   ------   ------   ------    ------
Net asset value, end of period                            $12.36   $12.72   $12.19   $10.67    $11.69
                                                          ======   ======   ======   ======    ======

TOTAL RETURN(A)                                             2.46%   10.12%   20.82%   (2.39%)    4.04%
                                                          ------   ------   ------   ------    ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $1,795   $2,174   $1,857   $  520    $  368
                                                          ------   ------   ------   ------    ------
Ratios to average net assets:
Net investment income (loss)                                5.52%    5.31%    5.85%    6.60%     7.60%
Total expenses(b)                                           2.22%    2.22%    2.08%    2.24%     2.25%
Net expenses(d)                                             2.22%    2.22%    2.07%    2.24%     2.11%
                                                          ------   ------   ------   ------    ------
Portfolio turnover rate                                       73%      73%      61%      80%       65%

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(e) As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses by less than 1/2 of a cent and increase the ratio of net investment income to average net assets from 0.01% to 0.18%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                         See accompanying notes.

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                                       38

                                                            SECURITY INCOME FUND
Managers' Commentary                                   INCOME OPPORTUNITY SERIES
February 15, 2006                                                    (unaudited)

                                          (FOUR CORNERS CAPITAL MANAGEMENT LOGO)

                                Subadvisor, Four Corners Capital Management, LLC

(PHOTO OF MICHAEL P. MCADAMS)
Michael P. McAdams
Portfolio Manager

(PHOTO OF ROBERT I.BERNSTEIN)
Robert I. Bernstein
Portfolio Manager

TO OUR SHAREHOLDERS:

The Income Opportunity Series of Security Income Fund benefited from broad economic fundamentals in 2005. Specifically, as the Series invests primarily in senior floating rate corporate loans, the Series' income increased, albeit with a lag, due to the Federal Reserve's increase in short-term interest rates. The Series' net asset value (NAV) volatility was potentially reduced by generally improved corporate cash flow, which minimized corporate defaults. Additionally, an optimistic business environment resulted in more companies borrowing to finance growth, acquisitions and investment thereby providing a wider array of investments to be considered for possible investment by the Series.

The Series' NAV return was 4.55% for the year ended December 31, 2005(1). This performance is bracketed by the Standard and Poors/LSTA Leveraged Loan Index returns of 5.06% and the Lipper Open-end Loan Fund category average return of 4.04%. To put this in perspective, only long maturity U.S. Treasury Bonds performed better in 2005 among fixed income asset classes at 6.50%. However, treasury performance was due in part to unusual technical factors and we have yet to see long maturity bond yield increases (and prices declines) that have traditionally occurred in periods of rising inflation.

MARKET ENVIRONMENT

Underlying the increase in short-term interest rates has been solid U.S. economic expansion despite the devastation caused by the Gulf hurricanes and concern for elevated energy prices. While residential housing markets may be softening, job growth and factory utilization remain the drivers of increased demand for resources, inflationary pressures and economic growth. As evidence, in 2005, Gross Domestic Product rose at a rate of 3.1%. Similarly, improved corporate cash flow levels have contributed to continued low corporate debt default rates; for 2005, Standard and Poor's calculated that defaults were at 2.0%, which is lower than the long-term domestic average of 3.6%.

Reflecting the potential for continued economic growth and a lower-than-average default environment, new institutional Senior Loan issuance rose 20% from 2004 to 2005. Similarly, Senior Loan market liquidity, as measured by secondary loan trading volume, grew 13.8% year-over-year to over $176 billion.

As anticipated in last year's shareholder letter, the market did see reduced credit spreads (that somewhat limited the Series' dividend growth in the spring). More recently we have seen a stabilization of credit spreads that, when combined with Fed rate increases, have resulted in an improved environment for dividend increases. The stabilized, but still historically low level of spreads reflects the markets' low concern for defaults over the short to medium term. Indeed, Standard & Poor's predicts that the default rate will remain below the long-term average for at least the next 12 months.

We also remain comfortable with credit standards of new issue loans and continue to see the risk/return advantage of Senior Loans as representing considerable value in comparison to the loan markets' recent history as well as relative to the outlooks for other investment categories.

PORTFOLIO COMPOSITION

The investment philosophy of Four Corners is focused on generating higher income with relatively less volatility throughout a variety of market conditions. The investment strategy used to implement our philosophy focuses on thorough fundamental credit analysis, broad issuer and industry diversification and a proactive sell discipline in order to minimize risk. The Series' portfolio is generally more heavily weighted towards companies and industries from which we expect to see lower earnings volatility and which we expect to see higher recoveries for senior lenders in circumstances where cash flow volatility does occur. For example, the Series has had very little exposure to the automotive industry, which has performed poorly based on weak industry fundamentals as evidenced by recent defaults in the sector.

The Series remains broadly diversified with 104 positions across 26 industries. At December 31, 2005, the five largest individual borrower exposures in total represented 7.6% of the portfolio. The Series' investment quality measured by independent credit rating agencies has changed relatively little from the prior period. The Series is predominately invested in loans rated between BB and B. While our strategy focuses on such non-investment grade credit, the senior loans we buy are senior and collateralized relative to other debt or equity of the same issuer thus reducing the possibility of substantial losses.

PERFORMANCE REVIEW

As previously mentioned for the 12-month period ending December 31, 2005, the Series' NAV-based total return was 4.55%(1). This return fell short of the benchmark (Standard and Poor's/LSTA Leveraged Loan Index) return of 5.06%. However a portion of the shortfall is attributable to the negative impact of fees, expenses and cash balances, which are not included in the benchmark's return. Additionally, the Series' NAV varied minimally from a low of $10.05 to a high of $10.16 ending the period at $10.12.

In October, one of the Series' investments, a senior loan issued by Refco Inc., experienced a sudden reversal. The company's problem arose from the discovery of fraudulently unreported financial dealings between the company and its CEO and a subsequent U.S. Securities and Exchange Commission investigation. As background, Refco was one of the world's leading brokerage, commodities trading and derivative firms. The Refco loan was part of a recapitalization when the company went public just this past summer in a transaction led by Credit Suisse First Boston, Goldman Sachs and Bank of America.

                                                            SECURITY INCOME FUND
Managers' Commentary                                   INCOME OPPORTUNITY SERIES
February 15, 2006                                                    (unaudited)

Consistent with our strategy to, whenever possible, reduce exposure to problem credits, we sold the position resulting in a loss of $.025 per share. While the ultimate outcome of Refco's situation remains uncertain and mindful that every situation has its own unique facts, we believe that, in most cases, prompt sale of investments is a proven means of minimizing downside in deteriorating situations.

OUTLOOK

Despite the isolated and unusual situation with Refco and the recently well-publicized (although long-developing) concerns over the U.S. automotive industry that Four Corners has successfully avoided, we do not see any change in our outlook for senior loan investing. This view is consistent with the above-mentioned fundamental economic strength and continuing relative conservatism of new loan origination standards.

As a floating rate fund, we are confident that irrespective of the direction of interest rates, the Series will continue to offer an inflation-hedged income without significant interest-rate induced NAV volatility. We also are confident that our investment strategy will provide a means to navigate more volatile credit markets should they develop.

We remain committed to delivering long-term performance and appreciate the opportunity to assist in meeting your investment goals.

Sincerely,


Michael P. McAdams and Robert I. Bernstein
Portfolio Managers

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of Series shares.

PERFORMANCE

           INCOME OPPORTUNITY SERIES VS. S&P/LSTA LEVERAGED LOAN INDEX

                               (PERFORMANCE GRAPH)

                                                            S&P/LSTA
    INCOME OPPORTUNITY SERIES                          LEVERAGED LOAN INDEX
-----------------------------                       -------------------------
        DATE           VALUE                            DATE          VALUE
     ----------     ---------                       ----------      ---------
      3/31/2004      9,525.00    INCEPTION 3/31/04                  10,000.00
      6/30/2004      9,638.98                          6/30/04      10,123.40
      9/30/2004      9,728.19                          9/30/04      10,213.76
     12/31/2004      9,854.83                         12/31/04      10,352.26
      3/31/2005      9,982.26                        3/31/2005      10,494.72
      6/30/2005     10,050.33                        6/30/2005      10,562.98
      9/30/2005     10,214.46                        9/30/2005      10,747.81
     12/31/2005     10,303.02                       12/31/2005      10,876.20

                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Income Opportunity Series on March 31, 2004 (date of inception), and reflects deduction of the 4.75% sales load. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. The S&P/LSTA Leveraged Loan Index (LLI) reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilizes realtime market weightings, spreads and interest payments.

                             AVERAGE ANNUAL RETURNS

                             PERIODS ENDED 12-31-05

           1 YEAR   SINCE INCEPTION
           ------   ---------------
A Shares   (0.38%)  1.72% (3-31-04)
B Shares   (1.08%)  1.92% (3-31-04)
C Shares    2.57%   3.69% (3-31-04)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     PORTFOLIO COMPOSITION BY QUALITY RATING
                     (BASED ON STANDARD AND POOR'S RATINGS)

BB                                       24.57%
B                                        45.40
CCC                                       2.87
D                                         0.92
Not Rated                                20.86
Temporary cash investments                7.27
Liabilities, less cash & other assets    (1.89)
                                        ------
Total net assets                        100.00%
                                        ======

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Manager's Commentary                                   INCOME OPPORTUNITY SERIES
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SERIES EXPENSES

                                BEGINNING        ENDING       EXPENSES PAID
                              ACCOUNT VALUE   ACCOUNT VALUE      DURING
                                07-01-05       12-31-05(1)      PERIOD(2)
                              -------------   -------------   -------------
Income Opportunity Series -
Class A
   Actual                       $1,000.00       $1,025.10         $7.40
   Hypothetical                  1,000.00        1,017.90          7.37
Income Opportunity Series -
Class B
   Actual                        1,000.00        1,024.90          7.55
   Hypothetical                  1,000.00        1,017.74          7.53
Income Opportunity Series -
Class C
   Actual                        1,000.00        1,021.40         11.16
   Hypothetical                  1,000.00        1,014.17         11.12

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 2.51%, 2.49% and 2.14%, for
     Class A, B and C shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (1.45%, 1.48% and 2.19% for Class A, B and C class shares, respectively), net of earnings credits multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2005                                      INCOME OPPORTUNITY SERIES

                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        ----------   -----------
SENIOR FLOATING RATE INTERESTS(3) - 92.5%

AEROSPACE & DEFENSE - 5.5%
Dyncorp International, Term Loan B,
   7.126% - 2011                                        $  995,000   $   997,487
Hertz Corporation:
   Pre Syn LC, 5.50% - 2012                                 11,111        11,245
   Term Loan, 5.50% - 2012                                 758,667       767,794
IAP Worldwide Services, Inc., Term Loan -
   2nd Lien, 9.813% - 2012                               1,000,000     1,019,583
ILC Industries, Inc., Term Loan -
   2nd Lien, 10.277% - 2012                              1,000,000     1,013,125
K & F Industries, Inc., Term Loan B,
   6.57% - 2012                                            939,583       948,686
Mid-Western Aircraft Systems, Term Loan,
   6.409% - 2011                                           995,000     1,007,437
                                                                     -----------
                                                                       5,765,357
                                                                     -----------
AUTOMOTIVE - 1.0%
AxleTech International Holdings, Inc.,
   Term Loan C, 10.95% - 2013                            1,000,000     1,003,333
                                                                     -----------
BEVERAGE & TOBACCO - 0.7%
Constellation Brands, Inc., Term Loan B,
   5.909% - 2011                                           782,778       790,508
                                                                     -----------
BROADCAST RADIO & TELEVISION - 3.4%
DirecTV Holdings, LLC, Term Loan B,
   5.87% - 2013                                            666,667       672,187
NextMedia, Term Loan - 2nd Lien,
   8.87% - 2013                                          1,000,000     1,009,167
Panamsat Corporation, Term Loan B,
   6.489% - 2011                                           990,000     1,000,808
Raycom Media, Inc., Term Loan B,
   6.438% - 2012                                         1,000,000     1,000,000
                                                                     -----------
                                                                       3,682,162
                                                                     -----------
BROKERAGES - 0.5%
LPL Financial Services, Term Loan B,
   6.00% - 2013                                            500,000       497,500
                                                                     -----------
BUILDING & DEVELOPMENT - 15.5%
AMS Holdings, Term Loan,
   7.27% - 2012                                            882,115       888,731
Adams Outdoor Advertising, LP, Term Loan -
   1st Lien, 6.20% - 2012                                  969,483       981,601
Builders First Source, Term Loan B,
   6.19% - 2010                                            177,778       178,519
Capital Automotive, Term Loan,
   6.12% - 2010                                          1,000,000     1,003,438
CB Richard Ellis Services, Term Loan C,
   6.223% - 2010                                           890,799       897,480
Custom Building Products, Term Loan -
   1st Lien, 6.776% - 2011                                 949,984       954,734
General Growth Properties, Term Loan B,
   6.39% - 2008                                            991,434       997,465
Headwaters, Inc., Term Loan B - 1st Lien,
   6.461% - 2011                                           686,436       689,868
Lake Las Vegas Resort, Term Loan -
   1st Lien, 7.031% - 2009                              $  878,615   $   881,250
Lion Gables Realty, Term Loan,
   6.116% - 2006                                           937,368       940,884
Macerich Company:
   Interim Term Loan, 6.038% - 2006                        952,308       952,308
   Term Loan B, 5.813% - 2010                            1,000,000     1,003,750
Maguire Properties, Inc., Term Loan B,
   6.081% - 2010                                           922,222       927,122
Pivotal Promontory, Term Loan - 1st Lien,
   6.97% - 2010                                            997,500       998,747
South Edge, LLC, Term Loan C,
   5.563% - 2009                                         1,000,000     1,004,583
SunCal Companies, Term Loan -
   1st Lien, 7.243% - 2010                                 997,500       992,512
Technical Olympic USA, Term Loan,
   9.00% - 2008                                          1,000,000     1,007,500
Turtle Bay Resort, Term Loan - 1st Lien,
   10.581% - 2011                                        1,000,000     1,005,000
                                                                     -----------
                                                                      16,305,492
                                                                     -----------
BUSINESS EQUIPMENT & SERVICES - 5.6%
Acosta Sales Company, Term Loan - 1st Lien,
   6.601% - 2012                                         1,000,000     1,010,000
Affinion Group, Term Loan B,
   7.095% - 2012                                           976,744       958,430
Aspect Software, Term Loan,
   6.563% - 2010                                         1,000,000     1,010,000
Clark American, Term Loan B,
   7.919% - 2011                                         1,000,000     1,005,625
Fidelity National Information Services,
   Term Loan, 5.86% - 2011                                 995,000       995,355
Western Inventory Service, Ltd.:
   Term Loan, 7.496% - 2011                                445,301       446,971
   Term Loan B, 6.983% - 2011                              508,975       510,883
                                                                     -----------
                                                                       5,937,264
                                                                     -----------
CABLE TELEVISION - 5.6%
Century Cable, Term Loan,
   9.00% - 2009                                          1,000,000       973,542
Charter Operating, Term Loan A,
   7.25% - 2010                                            998,758       997,432
Mediacomm Group, LLC, Term Loan,
   1.976% - 2012(5)                                      1,000,000       965,938
NTL Investment Holdings, Term Loan,
   7.14% - 2012                                          1,000,000     1,002,250
UPC Financing Partnership/Distribution,
   Term Loan F, 6.69% - 2011                             1,000,000     1,011,000
Young Broadcasting, Inc., Term Loan,
   6.703% - 2012                                           995,000       998,421
                                                                     -----------
                                                                       5,948,583
                                                                     -----------

                                                         See accompanying notes.

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2005                                      INCOME OPPORTUNITY SERIES

                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                         ----------   ----------
SENIOR FLOATING RATE INTERESTS(3) (CONTINUED)

CHEMICALS & Plastics - 2.7%
Brenntag, Term Loan, 6.00% - 2012                        $2,000,000   $2,002,666
Celanese, Term Loan B,
   6.527% - 2012                                            803,048      810,476
                                                                      ----------
                                                                       2,813,142
                                                                      ----------
CONGLOMERATES - 1.0%
Walter Industries, Inc., Term Loan,
   6.277% - 2012                                            997,500    1,009,969
                                                                      ----------
CONTAINERS & GLASS PRODUCTS - 2.5%
Graham Packaging Company, Term Loan B -
   1st Lien, 6.662% - 2011                                  990,000    1,000,829
Owens-Illinois Group, Inc., Term Loan C,
   6.12% - 2008                                             589,114      591,692
Solo Cup, Term Loan B,
   7.027% - 2011                                            982,500      988,436
                                                                      ----------
                                                                       2,580,957
                                                                      ----------
ECOLOGICAL SERVICES & EQUIPMENT - 2.0%
Duratek, Inc., Term Loan,
   7.875% - 2009                                            603,096      604,604
Envirocare, Term Loan - 1st Lien,
   6.95% - 2010                                             863,636      872,992
Environmental Systems Products Holdings,
   Term Loan - 1st Lien, 7.743% - 2008                      572,799      581,749
                                                                      ----------
                                                                       2,059,345
                                                                      ----------
ELECTRONIC/ELECTRIC - 0.8%
Penn Engineering & Manufacturing Corporation,
   Term Loan, 6.52% - 2011                                  833,871      842,210
                                                                      ----------
EQUIPMENT LEASING - 1.0%
United Rentals:
   Term Loan, 6.635% - 2011                                 492,500      497,056
   Term Loan B, 5.545% - 2011                               500,000      504,625
                                                                      ----------
                                                                       1,001,681
                                                                      ----------
FINANCIAL INTERMEDIARIES - 1.9%
LNR Property Corporation:
   Term Loan, 8.767% - 2008                               1,000,000    1,006,250
   Term Loan B, 7.268% - 2008                               979,970      982,573
                                                                      ----------
                                                                       1,988,823
                                                                      ----------
FOOD PRODUCTS - 2.9%
Bolthouse Farms, Term Loan - 1st Lien,
   8.75% - 2012                                           1,000,000    1,013,750
Culligan Corporation, Term Loan B,
   6.87% - 2011                                             990,000    1,001,137
Golden State Foods Corporation,
   Term Loan B, 5.993% - 2011                               985,000      993,619
                                                                      ----------
                                                                       3,008,506
                                                                      ----------
FOREST PRODUCTS - 0.2%
Boise Cascade, Term Loan B,
   6.264% - 2011                                            248,845      251,894
                                                                      ----------
HEALTH CARE - 4.2%
CCS Acquisition, Inc., Term Loan B,
   7.78% - 2012                                          $1,000,000   $  990,000
Per-Se Technologies, Inc.,
   Term Loan B - 2012(6)                                  1,000,000    1,010,000
Renal Advantage, Term Loan B,
   6.86% - 2012                                           1,000,000    1,010,000
U.S. Oncology, Term Loan B,
   6.879% - 2011                                            454,028      458,568
VWR International, Term Loan B,
   6.69% - 2011                                             915,333      926,489
                                                                      ----------
                                                                       4,395,057
                                                                      ----------
HOTELS, MOTELS, INNS & CASINOS - 4.8%
Boyd Gaming Corporation, Term Loan B,
   5.61% - 2011                                             987,500      998,404
Penn National Gaming, Term Loan B,
   6.29% - 2012                                             997,500    1,008,411
Pinnacle Entertainment, Term Loan,
   6.375% - 2011                                          1,000,000    1,007,500
Venetian Casino Resort:
   Term Loan, 6.28% - 2011                                  170,940      171,928
   Term Loan B, 6.28% - 2011                                829,060      833,853
Wynn Las Vegas, Term Loan,
   6.525% - 2011                                          1,000,000    1,009,167
                                                                      ----------
                                                                       5,029,263
                                                                      ----------
INDUSTRIAL EQUIPMENT - 2.4%
Invensys plc, Term Loan B - 1st Lien,,
   7.791% - 2009                                            563,832      572,994
Mueller Group, Inc., Term Loan,
   6.539% - 2012                                            997,500    1,008,722
Rexnord Corporation, Term Loan B,
   6.184% - 2011                                            942,078      951,892
                                                                      ----------
                                                                       2,533,608
                                                                      ----------
INSURANCE - 0.5%
Conseco, Term Loan B, 6.14% - 2010                          544,373      547,775
                                                                      ----------
LEISURE - 3.8%
CCM Merger, Inc., Term Loan B,
   6.489% - 2012                                            997,495    1,003,230
Metro-Goldwyn-Mayer Studios, Inc., Term
   Loan B, 6.78% - 2012                                   1,000,000    1,005,909
Regal Cinemas Corporation, Term Loan B,
   6.527% - 2010                                            952,653      962,576
WMG Acquisition Corporation, Term Loan,
   6.415% - 2011                                            981,284      990,746
                                                                      ----------
                                                                       3,962,461
                                                                      ----------
NONFERROUS METALS & MINERALS - 0.9%
Carmeuse Lime, Inc., Term Loan,
   6.00% - 2011                                             975,000      981,094
                                                                      ----------

                                                         See accompanying notes.

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2005                                      INCOME OPPORTUNITY SERIES

                                                       PRINCIPAL       MARKET
                                                        AMOUNT         VALUE
                                                      ----------   -------------
SENIOR FLOATING RATE INTERESTS(3) (CONTINUED)

OIL & GAS - 8.4%
ATP Oil & Gas, Term Loan,
   9.746% - 2010                                      $  992,500   $  1,012,350
Alon USA, Inc., Term Loan B,
   10.87% - 2008                                       1,000,000      1,020,000
Cheniere LNG,
   6.95% - 2012                                          997,500      1,004,047
Eagle Rock Gas Gathering & Processing,
   Term Loan, 6.791% - 2012                            1,000,000      1,002,500
El Paso, Term Loan, 5.965% - 2009                      1,003,445      1,005,814
Hawkeye Energy, Term Loan,
   6.925% - 2012                                       1,000,000        990,000
Semcrude LP, Term Loan,
   6.754% - 2011                                         761,325        768,939
Targa Resources, Inc.:
   Syn LC, 6.333% - 2012                                 193,548        195,000
   Term Loan, 6.637% - 2012                              804,436        810,469
U.S. Shipping, Term Loan B,
   4.928% - 2010(5)                                      989,133        999,643
                                                                   ------------
                                                                      8,808,762
                                                                   ------------
PUBLISHING - 1.8%
Newspaper Holdings, Inc.,
   6.188% - 2012                                       1,000,000      1,004,375
RH Donnelley, Inc., Term Loan D,
   6.196% - 2011                                         865,241        868,818
                                                                   ------------
                                                                      1,873,193
                                                                   ------------
RETAILERS - 2.8%
Jean Coutu Group, Inc.,
   6.50% - 2010                                          968,441        977,050
Jostens, Inc., Term Loan B,
   6.777% - 2011                                         938,506        950,237
Neiman Marcus, Term Loan,
   6.947% - 2013                                       1,000,000      1,006,827
                                                                   ------------
                                                                      2,934,114
                                                                   ------------
SURFACE TRANSPORTATION - 0.9%
Horizon Lines Holding Corporation,
   Term Loan, 6.78% - 2011                               985,000        994,850
                                                                   ------------
TELECOMMUNICATIONS & CELLULAR COMMUNICATIONS - 1.9%
MetroPCS Wireless, Inc., Term Loan -
   1st Lien, 8.25% - 2011                              1,000,000      1,025,833
Telcordia Technologies, Inc., Term Loan,
   6.906% - 2012                                         995,000        984,428
                                                                   ------------
                                                                      2,010,261
                                                                   ------------

                                                       PRINCIPAL
                                                       AMOUNT OR
                                                         NUMBER        MARKET
                                                       OF SHARES       VALUE
                                                      ----------   -------------
SENIOR FLOATING RATE INTERESTS(3) (CONTINUED)

UTILITIES - 7.4%
Covanta Energy:
Pre LC, 6.863% - 2012                                 $  552,846   $    560,447
   Term Loan - 1st Lien, 7.505% - 2012                $  372,866        377,993
KGEN, LLC, Term Loan B,
   13.02% - 2011                                      $1,032,036      1,021,716
LSP Kendall Energy, LLC, Term Loan,
   6.527% - 2013                                      $  997,500        990,019
NRG Energy, Inc., Term Loan,
   6.133% - 2011                                      $  994,375        995,618
Riverside Rocky Mountain Project,
   Term Loan, 8.459% - 2011                           $  951,269        979,808
Texas Genco, Term Loan DD - 1st Lien,
   6.37% - 2011                                       $  990,731        992,124
Vulcan Energy, Term Loan,
   6.401% - 2010                                      $  896,097        903,938
Wolf Hollow I, LP:
   Syn LC, 6.00% - 2012(4)                            $  500,000        503,437
   Term Loan - 1st Lien, 6.00% - 2012(4)              $  500,000        503,437
                                                                   ------------
                                                                      7,828,537
                                                                   ------------
TOTAL SENIOR FLOATING RATE INTERESTS
   (cost $96,793,161)                                                97,385,701
                                                                   ------------
CORPORATE BONDS - 1.1%

HEALTH CARE - 1.1%
Elan Financial Corporation plc,
   8.75% - 2011(2)                                    $  500,000        462,500
Select Medical Corporation,
   9.933% - 2015(1, 2)                                $  250,000        251,250
U.S. Oncology Holding, Inc.,
   9.264% - 2015(1, 2)                                $  500,000        486,650
                                                                   ------------
TOTAL CORPORATE BONDS
   (cost $1,171,712)                                                  1,200,400
                                                                   ------------

TEMPORARY CASH INVESTMENTS - 7.3%

State Street General Account Money
   Money Market Fund                                   5,250,000   $  5,250,000
State Street General Account Money
   U.S. Government                                     2,400,000      2,400,000
                                                                   ------------
TOTAL TEMPORARY CASH INVESTMENTS
   (cost $7,650,000)                                                  7,650,000
                                                                   ------------
TOTAL INVESTMENTS - 100.9%
   (cost $105,614,873)                                              106,236,101
LIABILITIES, LESS CASH & OTHER ASSETS - (0.9%)                         (968,303)
                                                                   ------------
TOTAL NET ASSETS - 100.0%                                          $105,267,798
                                                                   ============

                                                         See accompanying notes.

Schedule of Investments                                     SECURITY INCOME FUND
December 31, 2005                                      INCOME OPPORTUNITY SERIES

For federal income tax purposes the identified cost of investments owned at December 31, 2005 was $105,710,780.

plc (public limited company)

LP (Limited Partnership)

(1) Security is a 144A Series. The total market value of 144A securities is $737,900 (cost $732,967), or 0.7% of total net assets.

(2) Variable rate security. Rate indicated is rate effective at December 31, 2005.

(3) Senior loans in which the Series invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2005.

(4)  Purchased on a delayed delivery basis.

(5)  Portion purchased on a delayed delivery basis.

(6) Senior loan purchased on a when-issued basis in the primary market. Certain details associated with this purchase are not known prior to the settlement date of the transaction. At settlement, the borrower or counterparty will provide the final coupon rate and maturity date.

                                                            SECURITY INCOME FUND
                                                       INCOME OPPORTUNITY SERIES

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at value(1) ......................................    $106,236,101
Cash ..........................................................       1,545,523
Receivables:
   Fund shares sold ...........................................         314,246
   Securities sold ............................................       3,722,658
   Interest ...................................................         813,226
Prepaid expenses ..............................................          14,178
                                                                   ------------
Total assets ..................................................     112,645,932
                                                                   ------------
LIABILITIES:
Payable for:
   Securities purchased .......................................       6,818,969
   Fund shares redeemed .......................................          25,431
   Dividends payable to shareholders ..........................          44,056
   Management fees ............................................          70,651
   Custodian fees .............................................           9,000
   Transfer and administration fees ...........................          23,789
   Professional fees ..........................................          19,650
   12b-1 distribution plan fees ...............................         358,562
   Director's fees ............................................           1,100
   Other ......................................................           6,926
                                                                   ------------
Total liabilities .............................................       7,378,134
                                                                   ------------
NET ASSETS ....................................................    $105,267,798
                                                                   ============
NET ASSETS CONSIST OF:
Paid in capital ...............................................    $104,904,293
Accumulated net investment loss ...............................         (57,893)
Accumulated net realized loss on sale of investments ..........        (199,830)
Net unrealized appreciation in value of investments ...........         621,228
                                                                   ------------
Net assets ....................................................    $105,267,798
                                                                   ============
CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized) ....................       4,533,241
Net assets ....................................................    $ 45,856,087
Net asset value and redemption price per share ................    $      10.12
                                                                   ============
Offering price per share (net asset value
   divided by 95.25%) .........................................    $      10.62
                                                                   ============
CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized) ....................       2,158,224
Net assets ....................................................    $ 21,800,096
Net asset value, offering and redemption price
   per share (excluding any applicable contingent deferred
   sales charge) ..............................................    $      10.10
                                                                   ============
CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) ....................       3,723,966
Net assets ....................................................    $ 37,611,615
Net asset value, offering and redemption price
   per share (excluding any applicable contingent deferred
   sales charge) ..............................................    $      10.10
                                                                   ============
(1)Investments, at cost .......................................    $105,614,873

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Interest ......................................................   $5,536,703
                                                                     ----------
   Total investment income .......................................    5,536,703
                                                                     ----------
EXPENSES:
   Management fees ...............................................      754,354
   Transfer/maintenance fees .....................................       40,501
   Administration fees ...........................................      141,532
   Custodian fees ................................................       44,522
   Directors' fees ...............................................        6,629
   Professional fees .............................................       60,553
   Reports to shareholders .......................................       25,519
   Registration fees .............................................       42,636
   Other expenses ................................................        9,332
   12b-1 distribution plan fees - Class A ........................       99,562
   12b-1 distribution plan fees - Class B ........................      125,224
   12b-1 distribution plan fees - Class C ........................      345,723
                                                                     ----------
   Total expenses ................................................    1,696,087
   Less: Earnings credits ........................................       (1,833)
                                                                     ----------
   Net expenses ..................................................    1,694,254
                                                                     ----------
   Net investment income .........................................    3,842,449
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss during the year on Investments .................     (198,836)
                                                                     ----------
   Net realized loss .............................................     (198,836)
                                                                     ----------
Net unrealized appreciation during the year on Investments .......       70,563
                                                                     ----------
   Net unrealized appreciation ...................................       70,563
                                                                     ----------
   Net realized and unrealized loss ..............................     (128,273)
                                                                     ----------
   Net increase in net assets resulting from operations ..........   $3,714,176
                                                                     ==========

                                                         See accompanying notes.

                                                            SECURITY INCOME FUND
Statement of Changes in Net Assets                     INCOME OPPORTUNITY SERIES

                                                                     YEAR ENDED          PERIOD ENDED
                                                                  DECEMBER 31, 2005   DECEMBER 31, 2004*
                                                                  -----------------   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ......................................      $  3,842,449        $ 1,144,740
   Net realized gain (loss) during the period on investments ..          (198,836)           221,601
   Net unrealized appreciation during the period on
      investments .............................................            70,563            550,665
                                                                     ------------        -----------
   Net increase in net assets resulting from operations .......         3,714,176          1,917,006
                                                                     ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A .................................................        (1,776,589)          (511,754)
      Class B .................................................          (800,405)          (328,607)
      Class C .................................................        (1,265,561)          (389,058)
   Net realized gain
      Class A .................................................                --            (70,515)
      Class B .................................................                --            (47,426)
      Class C .................................................                --            (77,762)
                                                                     ------------        -----------
   Total distributions to shareholders ........................        (3,842,555)        (1,425,122)
                                                                     ------------        -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A .................................................        32,022,892         28,706,725
      Class B .................................................         2,763,511         18,069,896
      Class C .................................................        12,719,250         30,187,185
   Distributions reinvested
      Class A .................................................         1,482,851            571,331
      Class B .................................................           767,831            373,344
      Class C .................................................         1,137,273            446,038
   Cost of shares redeemed
      Class A .................................................       (15,212,835)        (1,805,320)
      Class B .................................................          (322,724)           (11,420)
      Class C .................................................        (6,502,342)          (489,193)
                                                                     ------------        -----------
   Net increase from capital share transactions ...............        28,855,707         76,048,586
                                                                     ------------        -----------
   Net increase in net assets .................................        28,727,328         76,540,470
                                                                     ------------        -----------
NET ASSETS:
   Beginning of period ........................................        76,540,470                 --
                                                                     ------------        -----------
   End of period ..............................................      $105,267,798        $76,540,470
                                                                     ============        ===========
   Accumulated net investment loss at end of period ...........      $    (57,893)       $   (73,767)
                                                                     ============        ===========
CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A .................................................         3,160,762          2,857,806
      Class B .................................................           272,951          1,805,380
      Class C .................................................         1,257,688          3,001,202
   Shares reinvested
      Class A .................................................           146,496             56,594
      Class B .................................................            75,925             36,994
      Class C .................................................           112,509             44,186
   Shares redeemed
      Class A .................................................        (1,509,652)          (178,765)
      Class B .................................................           (31,897)            (1,129)
      Class C .................................................          (643,286)           (48,333)

*    For the period February 4, 2004 (date of inception) to December 31, 2004.

                                                         See accompanying notes.

Statement of Cash Flows                                     SECURITY INCOME FUND
For the Year Ended December 31, 2005                   INCOME OPPORTUNITY SERIES

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  2005
                                                             -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:        $   3,714,176
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS TO NET CASH USED IN
   OPERATING ACTIVITIES:
   Realized and unrealized loss on investments ...........         128,273
   Amortization of discount/premium on investments .......          11,631
   Proceeds from disposition of investments ..............     110,454,800
   Purchase of investments ...............................    (137,446,071)
Changes in operating assets and liabilities:
   Increase in interest receivable and prepaid expenses ..        (491,463)
   Increase in payables ..................................         276,528
                                                             -------------
Net cash used in operating activities ....................     (23,352,126)
                                                             -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from shares sold .............................      47,327,347
   Payments on shares redeemed ...........................     (22,212,542)
   Dividends paid in cash(a) .............................        (417,642)
                                                             -------------
Net cash provided by financing activities ................      24,697,163
                                                             -------------
NET INCREASE IN CASH .....................................       1,345,037
Cash at the beginning of the year ........................         200,486
                                                             -------------
CASH AT THE END OF THE YEAR ..............................   $   1,545,523
                                                             =============

(a) Non-cash financing activities not included herein consists of reinvestment of dividends of $3,387,955.

                                                         See accompanying notes.

Financial Highlights
Selected data for each share of capital stock               SECURITY INCOME FUND
outstanding throughout each period                     INCOME OPPORTUNITY SERIES

                                                    YEAR ENDED,   PERIOD ENDED
                                                   DECEMBER 31,   DECEMBER 31,
CLASS A                                                2005          2004(E)
-------                                            ------------   ------------
PER SHARE DATA
Net asset value, beginning of period                 $ 10.11        $ 10.04
                                                     -------        -------
Income (loss) from investment operations:
Net investment income(c)                                0.44           0.22
Net gain on securities (realized and unrealized)        0.01           0.13
                                                     -------        -------
Total from investment operations                        0.45           0.35
                                                     -------        -------
Less distributions:
Dividends from net investment income                   (0.44)         (0.25)
Distributions from realized gains                         --          (0.03)
                                                     -------        -------
Total distributions                                    (0.44)         (0.28)
                                                     -------        -------
Net asset value, end of period                       $ 10.12        $ 10.11
                                                     =======        =======
TOTAL RETURN(A)                                         4.55%          3.46%
                                                     -------        -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)             $45,856        $27,646
                                                     -------        -------
Ratios to average net assets:
Net investment income                                   4.45%          2.92%
Total expenses(b)                                       1.44%          1.43%
Net expenses(d)                                         1.44%          1.42%
                                                     -------        -------
Portfolio turnover rate                                   71%           146%

                                                    YEAR ENDED,   PERIOD ENDED
                                                   DECEMBER 31,   DECEMBER 31,
CLASS B                                                2005          2004(E)
-------                                            ------------   ------------
PER SHARE DATA
Net asset value, beginning of period                 $ 10.11        $ 10.04
                                                     -------        -------
Income (loss) from investment operations:
Net investment income(c)                                0.40           0.17
Net gain (loss) on securities (realized
   and unrealized)                                     (0.01)          0.12
                                                     -------        -------
Total from investment operations                        0.39           0.29
                                                     -------        -------
Less distributions:
Dividends from net investment income                   (0.40)         (0.19)
Distributions from realized gains                         --          (0.03)
                                                     -------        -------
Total distributions                                    (0.40)         (0.22)
                                                     -------        -------
Net asset value, end of period                       $ 10.10        $ 10.11
                                                     =======        =======
TOTAL RETURN(A)                                         3.92%          2.87%
                                                     -------        -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)             $21,800        $18,606
                                                     -------        -------
Ratios to average net assets:
Net investment income                                   4.02%          2.20%
Total expenses(b)                                       1.82%          2.17%
Net expenses(d)                                         1.82%          2.17%
                                                     -------        -------
Portfolio turnover rate                                   71%           146%

                                                         See accompanying notes.

Financial Highlights
Selected data for each share of capital stock               SECURITY INCOME FUND
outstanding throughout each period                     INCOME OPPORTUNITY SERIES

                                               YEAR ENDED,   PERIOD ENDED
                                              DECEMBER 31,   DECEMBER 31,
CLASS C                                           2005          2004(E)
-------                                       ------------   ------------
PER SHARE DATA
Net asset value, beginning of period            $ 10.11        $ 10.04
                                                -------        -------
Income (loss) from investment operations:
Net investment income(c)                           0.37           0.16
Net gain (loss) on securities (realized and
   unrealized)                                    (0.01)          0.13
                                                -------        -------
Total from investment operations                   0.36           0.29
                                                -------        -------
Less distributions:
Dividends from net investment income              (0.37)         (0.19)
Distributions from realized gains                    --          (0.03)
                                                -------        -------
Total distributions                               (0.37)         (0.22)
                                                -------        -------
Net asset value, end of period                  $ 10.10        $ 10.11
                                                =======        =======
TOTAL RETURN(A)                                    3.57%          2.88%
                                                -------        -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)        $37,612        $30,288
                                                -------        -------
Ratios to average net assets:
Net investment income                              3.66%          2.17%
Total expenses(b)                                  2.19%          2.17%
Net expenses(d)                                    2.19%          2.17%
                                                -------        -------
Portfolio turnover rate                              71%           146%

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption and is not annualized for periods less than one year.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Net expense information reflects the expense ratios after custodian earnings credits.

(e) The Income Opportunity Series was initially capitalized on February 11, 2004, with a net asset value of $10.00 per share. The Series commenced operations on March 31, 2004 with a net asset value of $10.04. Percentage amounts for the period have been annualized, except for total return.

(f) Effective August 25, 2005, Class B shares ceased charging 12b-1 fees in accordance with the NASD sales cap regulations. Per share information reflects this change.

                                                         See accompanying notes.

Manager's Commentary                                          SECURITY CASH FUND
February 15, 2006                                                    (unaudited)

                                                     (SECURITY BENEFIT(SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

(PHOTO OF CHRISTI FLETCHER)
Christi Fletcher
Portfolio Manager

TO OUR SHAREHOLDERS:

Once again, the main theme in the money market arena was the increase in the federal funds rate by the Federal Reserve Bank's monetary policy committee. In 2005, the rate was raised 200 basis points, and yields of money market instruments rose in step accordingly. Security Cash Fund returned 2.30% for the 12-month period ending December 31, 2005.

Aside from higher short-term interest rates, the past year proved positive for credit issuers. Companies continued to report solid cash flows and strong earnings driven by the overall strength of the economy. One area of concern is the growing tendency of companies to use their excess cash flow to increase dividends or repurchase shares, rather than bolster their credit quality.

CHARACTERISTICS OF PORTFOLIO ASSETS

At December 31, 2005 the average maturity of the holdings in Security Cash Fund was 39 days, which was slightly shorter than the benchmark. This strategy positioned the Fund to take advantage of the higher yields paid by newly-issued securities.

The yield curve for money market instruments maintained an upward trend during 2005, thus facilitating our ability to select additional yield broadly along the maturity spectrum and among various types of instruments. At year-end, approximately 50% of the Fund was invested in Commercial Paper, 29% in Floating Rate securities (which includes Corporate and U.S. Government-Backed), 11% in U.S. Government/Agency obligations, 5% in funding agreements, and 3% in Bankers Acceptance.

OUTLOOK FOR 2006

Overall, the economy grew at a healthy pace in 2005, despite significant increases in commodity prices, 2 percent higher short term interest rates, and the hurricanes that battered New Orleans and other areas surrounding the Gulf of Mexico. We expect the economy in 2006 to moderate to a 3% or lower real growth rate that will be more attributable to business rather than consumer spending. Therefore, our expectations for Federal Funds rate are to remain at 4.50% after the January meeting of the Federal Reserve monetary policy committee.

As always, we will continue to monitor the economic and market conditions when deciding portfolio strategies and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in the Security Cash Fund. We appreciate the confidence that you have placed in us and remain focused on achieving the Fund's investment goals.

Sincerely,


Christi Fletcher
Portfolio Manager

Manager's Commentary                                          SECURITY CASH FUND
February 15, 2006                                                    (unaudited)

PERFORMANCE

                    PORTFOLIO COMPOSITION BY QUALITY RATINGS
                     (BASED ON STANDARD AND POOR'S RATINGS)

AAA                                      17.25%
AA                                       53.46
A                                        28.27
Repurchase Agreement                      0.99
Cash & other assets, less liabilities     0.03
                                        ------
Total net assets                        100.00%
                                        ======

                             AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-05   1 YEAR   5 YEARS   10 YEARS
----------------------   ------   -------   --------
                          2.30%    1.38%      3.10%

The performance data above represents past performance which is not predictive of future results. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fee waivers and/or reimbursements reduced fund expenses and in the absence of such waivers, the performance quoted would be reduced.

                                                         See accompanying notes.

Manager's Commentary                                          SECURITY CASH FUND
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 -December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                       BEGINNING         ENDING      EXPENSES PAID
                     ACCOUNT VALUE   ACCOUNT VALUE       DURING
                        07-01-05      12-31-05(1)      PERIOD(2)
                     -------------   -------------   -------------
Security Cash Fund
   Actual              $1,000.00       $1,013.90         $5.08
   Hypothetical         1,000.00        1,020.16          5.09

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 1.39%.

(2) Expenses are equal to the Fund's annualized expense ratio (net of expense reimbursements) of 1.00% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments
December 31, 2005                                             SECURITY CASH FUND

                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        ----------   -----------
CERTIFICATE OF DEPOSIT - DOMESTIC - 3.4%

Barclays Bank NY, 4.30%, 02-03-06                       $1,500,000   $ 1,499,967
                                                                     -----------
TOTAL CERTIFICATE OF DEPOSIT
   (cost $1,499,967)                                                   1,499,967
                                                                     -----------
COMMERCIAL PAPER - 14.8%

BANKING - 7.1%
ING (US) Funding LLC,
   4.40%, 03-28-06                                       1,100,000     1,088,438
Westpac Banking Corporation,
   4.36%, 02-28-06                                       2,000,000     1,985,951
                                                                     -----------
                                                                       3,074,389
                                                                     -----------
FINANCIAL - OTHER - 5.0%
Countrywide Financial,
   4.30%, 01-03-06                                       2,200,000     2,199,466
                                                                     -----------
NON U.S. BANKING - 2.7%
Societe Generale, 4.23%, 01-27-06                        1,200,000     1,196,334
                                                                     -----------
TOTAL COMMERCIAL PAPER
   (cost $6,470,189)                                                   6,470,189
                                                                     -----------
ASSET BACKED COMMERCIAL PAPER - 35.7%

FINANCIAL COMPANIES - DIVERSIFIED - 9.8%
Amstel Funding Corporation:
   4.20%, 01-17-06                                       1,300,000     1,297,573
   4.36%, 03-07-06                                       1,000,000       992,128
Amsterdam Funding Corporation,
   4.15%, 01-09-06                                       2,000,000     1,998,155
                                                                     -----------
                                                                       4,287,856
                                                                     -----------
FINANCIAL COMPANIES - MISCELLANEOUS RECEIVABLES - 4.6%
Falcon Asset Securitization Corporation,
   4.37%, 01-04-06                                       2,000,000     1,999,272
FINANCIAL COMPANIES - SECURITIES - 6.9%
Galaxy Funding, Inc., 4.35%, 02-13-06                    1,000,000       994,804
Perry Global Funding LLC,
   4.36%, 02-15-06                                       2,000,000     1,989,100
                                                                     -----------
                                                                       2,983,904
                                                                     -----------
FINANCIAL COMPANIES - TRADE RECEIVABLES - 14.4%
Eureka Securitization,
   4.18%, 01-05-06                                       2,200,000     2,198,978
Old Line Funding Corporation LLC,
   4.15%, 01-06-06                                       2,100,000     2,098,790
Sheffield Receivables Corporation:
   4.18%, 01-10-06                                       1,000,000       998,955
   4.30%, 01-19-06                                       1,000,000       997,850
                                                                     -----------
                                                                       6,294,573
                                                                     -----------
TOTAL ASSET BACKED COMMERCIAL PAPER
   (cost $15,565,605)                                                 15,565,605
                                                                     -----------
CORPORATE BONDS - 23.2%

BANKING - 4.6%
Wells Fargo & Company, Inc.,
   4.54%, 03-03-06(1)                                   $2,000,000   $ 2,000,514
                                                                     -----------
BROKERAGE - 11.7%
Credit Suisse First Boston USA,
   4.127%, 01-05-06(1)                                   1,600,000     1,600,209
Goldman Sachs Group, Inc.,
   4.354%, 01-20-06(1)                                   1,700,000     1,700,875
Morgan Stanley,
   4.80%, 03-27-06(1)                                    1,800,000     1,800,886
                                                                     -----------
                                                                       5,101,970
                                                                     -----------
FINANCIAL - OTHER - 1.7%
National Rural Utilities,
   4.45%, 02-17-06(1)                                      750,000       750,105
                                                                     -----------
FINANCIAL COMPANIES - NONCAPTIVE CONSUMER - 5.2%
American Express,
   4.51%, 01-19-06(1)                                    2,290,000     2,292,722
                                                                     -----------
TOTAL CORPORATE BONDS
   (cost $10,145,311)                                                 10,145,311
                                                                     -----------
MISCELLANEOUS ASSETS - 4.6%

United of Omaha Life Insurance Company,
   4.34%, 01-01-06(1)                                    2,000,000     2,000,000
                                                                     -----------
TOTAL MISCELLANEOUS ASSETS
   (cost $2,000,000)                                                   2,000,000
                                                                     -----------
U.S. GOVERNMENT SPONSORED AGENCIES - 17.3%

FEDERAL HOME LOAN BANK - 6.9%
   3.00%, 01-18-06                                       1,000,000       999,950
   3.25%, 02-28-06                                       1,000,000       999,950
   4.20%, 05-10-06                                       1,000,000       999,929
                                                                     -----------
                                                                       2,999,829
                                                                     -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.3%
   4.125%, 09-27-06                                      1,000,000     1,000,000
                                                                     -----------
SMALL BUSINESS ASSOCIATION POOLS - 1.7%
   #503295, 4.25%, 01-01-06(1)                              93,853        93,912
   #503303, 4.25%, 01-01-06(1)                             108,418       108,485
   #502398, 4.375%, 01-01-06(1)                             22,712        22,796
   #503152, 4.375%, 01-01-06(1)                            171,595       171,595
   #503265, 4.50%, 01-01-06(1)                             137,531       137,187
   #501927, 5.25%, 01-01-06(1)                             192,301       194,116
                                                                     -----------
                                                                         728,091
                                                                     -----------
STUDENT LOAN MARKETING ASSOCIATION - 6.4%
   1997-4 A2, 4.749%, 01-01-06(1)                          102,774       102,983
   4.40%, 01-25-06(1)                                    1,400,000     1,400,165
   4.691%, 03-15-06(1)                                   1,300,000     1,300,528
                                                                     -----------
                                                                       2,803,676
                                                                     -----------
TOTAL U.S. GOVERNMENT SPONSORED AGENCIES
   (cost $7,531,596)                                                   7,531,596
                                                                     -----------

                                                         See accompanying notes.

Schedule of Investments
December 31, 2005                                             SECURITY CASH FUND

                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        ----------   -----------
REPURCHASE AGREEMENT - 1.0%

United Missouri Bank, 3.78%, dated 12-30-05,
   matures 01-03-06; repurchase amount of $435,183
   (Collateralized by U.S. Treasury Notes, 1.875%,
   01-31-06 with a value of $443,754)                     $435,000   $   435,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENT
   (cost $435,000)                                                       435,000
                                                                     -----------
TOTAL INVESTMENTS - 100.0%
   (cost $43,647,668)                                                 43,647,668
CASH & OTHER ASSETS, LESS LIABILITIES - 0.0%                              11,673
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $43,659,341
                                                                     ===========

The cost of investments owned at December 31, 2005 was the same for federal income tax and financial statement purposes.

(1) Variable rate security. Rate indicated is rate effective at December 31, 2005. Maturity date indicated is next interest reset date.

                                                         See accompanying notes.

                                                              SECURITY CASH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments, at value(1) .........................................   $43,647,668
Cash .............................................................        12,422
Receivables:
   Fund shares sold ..............................................        63,017
   Securities sold ...............................................         9,601
   Interest ......................................................       121,580
   Security Management Company ...................................        19,950
Prepaid expenses .................................................        19,882
                                                                     -----------
Total assets .....................................................    43,894,120
                                                                     -----------
LIABILITIES:
Payable for:
   Fund shares redeemed ..........................................       173,241
   Dividends payable to shareholders .............................         1,240
   Management fees ...............................................        19,288
   Custodian fees ................................................         2,250
   Transfer and administration fees ..............................        19,655
   Professional fees .............................................         8,450
   Director's fees ...............................................         5,000
   Other .........................................................         5,655
                                                                     -----------
Total liabilities ................................................       234,779
                                                                     -----------
NET ASSETS .......................................................   $43,659,341
                                                                     ===========
NET ASSETS CONSIST OF:
Paid in capital ..................................................   $43,659,341
                                                                     -----------
Net assets .......................................................   $43,659,341
                                                                     ===========
Capital shares outstanding
   (unlimited number of shares authorized) .......................    43,659,341
Net asset value, offering and redemption
   price per share ...............................................   $      1.00
                                                                     ===========
(1) Investments, at cost .........................................   $43,647,668

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Interest ......................................................   $1,529,964
                                                                     ----------
   Total investment income .......................................    1,529,964
                                                                     ----------
EXPENSES:
   Management fees ...............................................      234,688
   Custodian fees ................................................        7,476
   Transfer/maintenance fees .....................................      228,607
   Administration fees ...........................................       45,534
   Directors' fees ...............................................       31,305
   Professional fees .............................................       21,990
   Reports to shareholders .......................................       13,894
   Registration fees .............................................       41,797
   Other expenses ................................................       23,539
                                                                     ----------
   Total expenses ................................................      648,830
   Less: Reimbursement of expenses ...............................     (179,611)
                                                                     ----------
   Net expenses ..................................................      469,219
                                                                     ----------
   Net investment income .........................................    1,060,745
                                                                     ----------
   Net increase in net assets resulting from operations ..........   $1,060,745
                                                                     ==========

                                                         See accompanying notes.

Statement of Changes in Net Assets                            SECURITY CASH FUND

                                                                 YEAR ENDED          YEAR ENDED
                                                             DECEMBER 31, 2005   DECEMBER 31, 2004
                                                             -----------------   -----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income .................................      $  1,060,745        $    206,152
                                                                ------------        ------------
   Net increase in net assets resulting from operations ..         1,060,745             206,152
                                                                ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .................................        (1,060,745)           (206,152)
                                                                ------------        ------------
   Total distributions to shareholders ...................        (1,060,745)           (206,152)
                                                                ------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ..........................        59,075,047          68,153,759
   Distributions reinvested ..............................         1,024,818             203,276
   Cost of shares redeemed ...............................       (65,838,545)        (78,522,212)
                                                                ------------        ------------
   Net decrease from capital share transactions ..........        (5,738,680)        (10,165,177)
                                                                ------------        ------------
   Net decrease in net assets ............................        (5,738,680)        (10,165,177)
                                                                ------------        ------------
NET ASSETS:
   Beginning of period ...................................        49,398,021          59,563,198
                                                                ------------        ------------
   End of period .........................................      $ 43,659,341        $ 49,398,021
                                                                ============        ============
CAPITAL SHARE ACTIVITY:
   Shares sold ...........................................        59,075,047          68,153,759
   Shares reinvested .....................................         1,024,818             203,276
   Shares redeemed .......................................       (65,838,545)        (78,522,212)

                                                         See accompanying notes.

Financial Highlights

Selected data for each share of capital
stock outstanding throughout each year                        SECURITY CASH FUND


                                                         YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------
CLASS A                                      2005      2004        2003        2002      2001
-------                                    -------   -------     -------     -------   -------
PER SHARE DATA
Net asset value, beginning of period       $  1.00   $  1.00     $  1.00     $  1.00   $  1.00
                                           -------   -------     -------     -------   -------
Income from investment operations:
Net investment income(c)                      0.02        --(f)       --(f)     0.01      0.03
                                           -------   -------     -------     -------   -------
Total from investment operations              0.02        --          --        0.01      0.03
                                           -------   -------     -------     -------   -------
Less distributions:
Dividends from net investment income         (0.02)       --(e)       --(e)    (0.01)    (0.03)
                                           -------   -------     -------     -------   -------
Total distributions                          (0.02)       --          --       (0.01)    (0.03)
                                           -------   -------     -------     -------   -------
Net asset value, end of period             $  1.00   $  1.00     $  1.00     $  1.00   $  1.00
                                           =======   =======     =======     =======   =======
TOTAL RETURN(A)                               2.30%     0.40%       0.20%       0.85%     3.20%
                                           -------   -------     -------     -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)   $43,659   $49,398     $59,563     $69,679   $67,638
                                           -------   -------     -------     -------   -------
Ratios to average net assets:
Net investment income                         2.26%     0.40%       0.21%       0.84%     3.08%
Total expenses(b)                             1.38%     1.26%       1.14%       1.07%     1.01%
Net expenses(d)                               1.00%     0.99%       1.00%       1.00%     1.00%
                                           -------   -------     -------     -------   -------

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(e)  Dividends from net investment income are less than $0.01 per share.

(f)  Net investment income is less than $0.01 per share.

                                                         See accompanying notes.

Notes to Financial Statements
December 31, 2005

1. SIGNIFICANT ACCOUNTING POLICIES

     Security Income Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate fund. The Security Income Fund offers different classes and, therefore, is required to account for each class separately and to allocate general expenses to each class based on the net asset value of each series. Class "A" shares are generally sold with a sales charge at the time of purchase. Class "A" shares are not subject to a sales charge when they are redeemed, except that purchases of Class "A" shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class "B" shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class "A" shares after eight years. Redemptions of Class "B" shares within five years of acquisition incur a contingent deferred sales charge. Class "C" shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of Class "C" shares within one year of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

     Effective November 17, 2004, the Board of Directors of Security Income Fund
- Capital Preservation Series elected to change the Series from a stable value fund to a short-term bond fund. The most significant change was the elimination of the Series' insurance wrapper agreements, which on November 17, 2004, resulted in an increase in net assets of $15,433,682, ($0.30 per share.)

     Effective June 30, 2005, the Board of Directors of Security Income Fund - Capital Preservation Series elected to change the Series from a master-feeder structure to a stand alone, short-term bond fund. On that date, Security Management Company, LLC (SMC) assumed the Investment Manager responsibilities for the Series.

     Effective December 31, 2005, the Security Income Fund -Capital Preservation Series changed its fiscal year end from September 30th to December 31st.

     A. SECURITY VALUATION - Valuations of Security Income Fund's (the Fund) securities are supplied by pricing services approved by the Board of Directors. The Fund's officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the Nasdaq Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or Nasdaq on such day, the security is valued at the closing bid price on such day. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur that will affect the value of a Fund's portfolio securities before the NAV has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Fund's NAV per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Security Income Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     The senior floating rate interests (loans) in which the Income Opportunity Series invests are not listed on any securities exchange or board of trade. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Typically loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and saleability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager's and/or the market's assessment of the borrower's management; prospects for the borrower's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower's competitive position within the industry; borrower's ability to access additional liquidity through public and/or private markets; and other relevant factors.

Notes to Financial Statements
December 31, 2005

     Security Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premiums or accretion of discounts, which approximates market value.

     B. REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, it is the Funds' policy that their custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

     C. SENIOR FLOATING RATE INTERESTS - Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

     D. OPTIONS - Diversified Income Series and the High Yield Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer, the obligation to sell or purchase) a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by these Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

     The cash premiums received for a written option are recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized. There were no options written or purchased, outstanding at December 31, 2005.

     E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including the amortization of premiums and accretion of discounts on debt securities. Interest income also includes pay-down gains and losses on senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Each class of shares participates in investment income, fund-level expenses and realized and unrealized gains and losses based on the total net asset value of its shares in proportion to the total net assets of the Fund.

     F. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS - The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Series actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Series will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

     G. EXPENSES - Expenses that are directly related to one of the Series are charged directly to that Series. Other operating expenses are allocated to the Series on the basis of relative net assets. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Series are allocated to each respective class in proportion to the relative net assets of each class.

     H. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

     I. TAXES - The Series intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     J. EARNINGS CREDITS - Under the fee schedule with the custodian, the Series can earn credits based on overnight custody cash balances. These credits can be utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

     K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     M. INDEMNIFICATIONS - Under the Funds' organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Notes to Financial Statements
December 31, 2005

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are paid monthly to Security Management Company, LLC (SMC), based on the following annual rates:

                                   MANAGEMENT
                                  FEES (AS A %
                                 OF NET ASSETS)
                                 --------------
Security Income Fund:
   Capital Preservation Series      0.35%
   Diversified Income Series        0.35%
   High Yield Series                0.60%
   Income Opportunity Series        0.80%(1)
Security Cash Fund                  0.50%

(1) Management fees are payable at the rate of 0.80% of the average daily net assets of $200 million or less, plus 0.70% of the average daily net assets of more than $200 million.

     SMC also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each fund. At a meeting held on November 18, 2005, the Board of Directors approved a new administrative fee schedule. This new fee schedule was effective December 1, 2005. For these services, the Investment Manager receives the following:

                                   ADMINISTRATIVE FEES
                                 (AS A % OF NET ASSETS)*
                                 -----------------------
                                   EFFECTIVE   PRIOR TO
                                    12-01-05   12-01-05
                                   ---------   --------
Security Income Fund:
   Capital Preservation Series       0.095%      0.09%
   Diversified Income Series         0.095%      0.09%
   High Yield Series                 0.095%      0.09%
   Income Opportunity Series         0.150%     0.145%
Security Cash Fund                   0.095%      0.09%

*    The minimum annual charge for administrative fees is $25,000, per Series.

     SMC is paid the following for providing transfer agent services to the
Funds:

Annual charge per account                        $5.00 - $8.00
Transaction fee                                  $0.60 - $1.10
Minimum charge per Fund                             $25,000
Reimbursement of certain out-of-pocket charges       Varies

     The investment advisory contract for Security Income Fund provides that the total annual expenses of each series of the Fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions, extraordinary expenses and distribution fees paid under the Class B and Class C distribution plans) will not exceed the level of expenses which Security Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are qualified for sale. For the year ended December 31, 2005, SMC agreed to limit the total expenses of Diversified Income Fund to an annual rate of .95% of the average daily net asset value of Class A shares and 1.70% of Class B shares and Class C shares. SMC also agreed to limit the total expenses of the High Yield Fund to 2.00% for Class A shares and 2.75% for Class B and Class C shares. The investment advisory contract for Security Cash Fund provides that the total annual expenses of the Fund, exclusive of interest, taxes, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1.00% of the average net assets of the fund as calculated on a daily basis.

     Security Income Fund has adopted distribution plans related to the offering of Class A shares, Class B shares and Class C shares, each such distribution plan has been adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plans of the Diversified Income Series, High Yield Series and the Income Opportunity Series provide for payments at an annual rate of 0.25% of the average daily net assets of Class A Shares of each Series and 1.00% of the average daily assets of Cass B and Class C shares. The plan for the Capital Preservation Series provide for payment at an annual rate of 0.25% of the average daily net assets of Class A shares, 0.75% of the average daily net assets of Class B shares and 0.50% of the average daily net assets of Class C shares. Effective August 25, 2005, Income Opportunity Series ceased accruing 12b-1 fees on Class B shares in accordance with the NASD sales cap regulations.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Corporation. and the national distributor of the Funds, retained underwriting commissions during 2005 on sales of shares after allowances to brokers and dealers in the following amounts:

                                  SDI UNDERWRITING COMMISSIONS
                                  ----------------------------
Security Income Fund:
   Capital Preservation Series*              $ 1,107
   Diversified Income Series                  33,407
   High Yield Series                           8,452
   Income Opportunity Series                   9,743

*    For the period October 1, 2005 to December 31, 2005.

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its affiliates, which include SMC and SDI.

     At December 31, 2005, Security Benefit Corporation and its subsidiaries owned over five percent of the outstanding shares of the Funds, as follows:

FUND OR SERIES                 PERCENT OF OUTSTANDING SHARES OWNED
--------------                 -----------------------------------
Security Income Fund:
   Diversified Income Series                   9.19%
   High Yield Series                           5.69%
   Income Opportunity Series                  52.42%

Notes to Financial Statements
December 31, 2005

3. LINE OF CREDIT

     The Income Opportunity Series of the Security Income Fund has a $10 million committed secured revolving line of credit with State Street Bank and Trust Company (the Bank). The Series may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at a variable rate per annum equal to the Bank's overnight federal funds rate as determined by the Bank plus 0.50% per annum which rate shall change when such federal funds rate changes. The Series did not use the line during the year ended December 31, 2005.

4. FEDERAL INCOME TAX MATTERS

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to interest income accrued for defaulted and variable rate securities for tax purposes and differing book and tax amortization methods for premium and market discount. To the extent these differences are permanent differences, adjustments are made to the appropriate equity accounts in the period that the differences arise.

     The following adjustments were made to the Statements of Assets and Liabilities as of December 31, 2005 to reflect permanent differences:

                             ACCUMULATED    UNDISTRIBUTED
                            NET REALIZED   NET INVESTMENT    PAID-IN
                             GAIN (LOSS)       INCOME        CAPITAL
                            ------------   --------------   --------
Security Income Fund:
   Capital Preservation
      Series                  $ 15,084        $ 18,275      ($33,359)
   Diversified Income
      Series                   385,236         147,548      (532,784)
High Yield Series              (24,148)         41,462       (17,314)
Income Opportunity Series      (15,980)         15,980            --

The amounts of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, were as follows:

                                                CAPITAL      DIVERSIFIED       HIGH         INCOME
                                             PRESERVATION      INCOME         YIELD      OPPORTUNITY
                                                SERIES         SERIES         SERIES        SERIES
                                             ------------   ------------   -----------   -----------
Gross unrealized appreciation                $     98,027   $  1,347,430   $   939,703    $ 737,059
Gross unrealized depreciation                  (2,059,017)    (2,371,152)   (1,394,448)    (211,738)
                                             ------------   ------------   -----------    ---------
Net unrealized appreciation (depreciation)    ($1,960,990)   ($1,023,722)    ($454,745)   $ 525,321
                                             ============   ============   ===========    =========

     At December 31, 2005, the following funds have capital loss carryovers and deferred post October losses to offset future realized capital gains as follows:

                                              CARRYOVER
                                               UTILIZED   CAPITAL LOSS    DEFERRED    POST-OCTOBER
                                 EXPIRATION    IN 2005     CARRYOVERS    EXPIRES IN      LOSSES
                                 ----------   ---------   ------------   ----------   ------------
Security Income Fund:
   Capital Preservation Series    $     --     $     --    $1,770,802       2013        $406,665
                                  ========     ========    ==========
   Diversified Income Series      $532,784     $283,918    $       --       2005              --
                                        --           --       801,693       2007
                                        --           --     3,837,647       2008
                                        --           --       433,468       2010
                                        --           --       291,583       2011
                                        --           --       453,684       2012
                                  --------     --------    ----------
                                  $532,784     $283,918    $5,818,075
                                  ========     ========    ==========
   High Yield Series              $     --     $170,972    $       --       2009              --
                                        --      594,401        51,555       2010
                                        --           --       553,553       2011
                                  --------     --------    ----------
                                  $     --     $765,373    $  605,108
                                  ========     ========    ==========
   Income Opportunity Series      $     --     $     --    $  199,830       2013              --
                                  ========     ========    ==========

Notes to Financial Statements
December 31, 2005

     The tax character of distributions paid during the fiscal years ended December 31, 2005 and 2004 (adjusted by dividends payable), was as follows:

                                                LONG-TERM
                                   ORDINARY      CAPITAL    RETURN OF
                                    INCOME        GAIN       CAPITAL       TOTAL
                                 -----------   ----------   ---------   -----------
2005
Security Income Fund:
   Capital Preservation Series   $17,560,146   $3,487,231    $    --    $21,047,377**
   Capital Preservation Series     3,019,492      364,369     33,359      3,417,220*
   Diversified Income Series       3,680,475           --         --      3,680,475
   High Yield Series               2,565,273           --     17,314      2,582,587
   Income Opportunity Series       3,798,499           --         --      3,798,499
Security Cash Fund                 1,060,745           --         --      1,060,745

2004
Security Income Fund:
   Capital Preservation Series   $25,415,718   $  382,062    $    --    $25,797,780***
   Diversified Income Series       4,178,090           --      7,310      4,185,400
   High Yield Series               2,287,476           --     64,276      2,351,752
   Income Opportunity Series       1,425,122           --         --      1,425,122
Security Cash Fund                   206,152           --         --        20,6152

*    For the period October 1, 2005 to December 31, 2005

**   For the period September 30, 2004 to September 30, 2005.

***  For the period September 30, 2003 to September 30, 2004.

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

As of December 31, 2005 the components of distributable earnings/(deficit) on a tax basis were as follows:

                                 UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED       UNREALIZED
                                    ORDINARY       LONG-TERM      CAPITAL AND      APPRECIATION          DISTRIBUTABLE
                                     INCOME          GAIN        OTHER LOSSES*   (DEPRECIATION)**   EARNINGS / (DEFICIT)***
                                 -------------   -------------   -------------   ----------------   -----------------------
Security Income Fund:
   Capital Preservation Series      $    --            --         ($2,177,467)     ($1,960,990)           ($4,138,457)
   Diversified Income Series          6,221            --          (5,818,075)      (1,023,722)            (6,835,576)
   High Yield Series                     --            --            (605,108)        (593,818)            (1,198,926)
   Income Opportunity Series         82,070            --            (199,830)         525,321                407,561

* Certain Funds had net capital loss carryovers as identified elsewhere in the Notes.

** The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sale losses, and the differences between book and tax basis bond discount accretion.

*** The difference between total distributable earnings/(deficit) for book and tax purposes is related to the dividends payable at the end of the fiscal year.

For federal income tax purposes, the Security Income Fund - Capital Preservation Series designates $364,369 as capital gain dividends for the fiscal year ended December 31, 2005.

5. INVESTMENT TRANSACTIONS

     Investment transactions for the year ended December 31, 2005 (excluding overnight investments and short-term debt securities) were as follows:

                         CAPITAL     DIVERSIFIED       HIGH         INCOME
                      PRESERVATION      INCOME        YIELD      OPPORTUNITY
                         SERIES*        FUND           FUND          FUND
                      ------------   -----------   -----------   -----------
Purchases             $42,884,800    $50,293,699   $27,986,764   $88,048,706
Proceeds from sales   $48,020,509    $60,026,441   $28,631,238   $63,108,506

*    For the period October 1, 2005 to December 31, 2005.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY INCOME FUND AND SECURITY CASH FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security Income Fund (comprised of Capital Preservation Series, Diversified Income Series, High Yield Series and Income Opportunity Series) and Security Cash Fund (collectively, the Funds) as of December 31, 2005, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated therein, and the statement of cash flows for Security Income Fund - Income Opportunity Series for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2005, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at December 31, 2005, the results of their operations, changes in their net assets, and the financial highlights for each of the periods indicated therein, and cash flows of Security Income Fund - Income Opportunity Series for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                             (ERNST & YOUNG LLP)

Kansas City, Missouri
February 10, 2006

Directors' Disclosure

DIRECTOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     At an in-person meeting of the Fund's Boards of Directors held on November 17-18, 2005, called for the purpose of, among other things, voting on the renewal of the investment advisory and sub-advisory agreements applicable to the Funds, the Fund's Board of Directors, including the Independent Directors, unanimously approved the continuation for a one-year period of the investment advisory agreement between the Funds and Security Management Company, LLC ("SMC"), as well as each investment sub-advisory agreement applicable to the Funds. In reaching this conclusion, the Directors requested and obtained from SMC and each investment sub-adviser such information as the Directors deemed reasonably necessary to evaluate the proposed renewal of the agreements. Each Funds' Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

     In considering the proposed continuation of the investment advisory and sub-advisory agreements, the Independent Directors evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by SMC and the investment sub-advisers; (2) the investment performance of the Funds, SMC and the various investment sub-advisers; (3) the costs of the services to be provided and profits to be realized by SMC and its affiliates from the relationship with the Funds; (4) the extent to which economies of scale would be realized as the Funds' grow; and (5) whether advisory and sub-advisory fee levels reflect these economies of scale for the benefit of Funds' investors. Each Board of Directors also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Directors by their independent legal counsel and the Directors' own business judgment, to be relevant. Following its review, each Funds' Board of Directors determined that the investment advisory agreement and each investment sub-advisory agreement applicable to the Fund (if any) will enable Fund shareholders to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. Accordingly, the Directors, including the Independent Directors, unanimously approved the renewal of the investment advisory and investment sub-advisory agreements based upon the following considerations, among others:

     - THE NATURE, EXTENT AND QUALITY OF THE ADVISORY SERVICES TO BE PROVIDED. Each Board of Directors concluded that SMC and the investment sub-advisers retained to provide portfolio management services with respect to the Funds are capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past, SMC's management capabilities demonstrated with respect to the Funds and other mutual funds managed by SMC, the professional qualifications and experience of SMC's and the various sub-advisers' portfolio managers, and SMC's investment and management oversight processes. The Directors also determined that SMC and the sub-advisers proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

     - THE INVESTMENT PERFORMANCE OF THE FUND. With respect to the Funds, the Directors concluded on the basis of information supplied by Lipper that SMC and the investment sub-advisers had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods. Security Income Fund - Income Opportunity Series, the Directors were mindful that the Series commenced operations in February 2004, and that SMC has not yet managed the Series for a period sufficient to establish a truly meaningful performance track record.

     - THE COST OF ADVISORY SERVICES PROVIDED AND THE LEVEL OF PROFITABILITY. On the basis of each Board's review of the fees to be charged by SMC for investment advisory and other services, and the estimated profitability of SMC's relationship with each Fund, each Board concluded that the level of investment advisory fees and SMC's profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund and SMC and its affiliates. On the basis of comparative information supplied by Lipper the Directors determined that the advisory fees and estimated overall expense ratio of each Fund are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size. With respect to Security Income Fund -Income Opportunity Series, the Directors concluded that the level of investment advisory fees and the profitability was appropriate. In drawing this conclusion, the Directors were mindful that while the Series' advisory fees and total expenses exceeded the median, the Series' is relatively small in size and recently commenced operations.

     - WHETHER THE ADVISORY FEES REFLECT ECONOMIES OF SCALE. The Directors concluded that the Fund's investment advisory fees appropriately reflect the current economic environment for SMC and the competitive nature of the mutual fund market. The Directors further determined that the Fund has yet to achieve meaningful economies of scale, which, therefore, cannot be reflected in the investment advisory fees.

     - THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS. While the Funds' investment advisory fees do not reduce should Fund assets grow meaningfully, the Directors determined that the investment advisory fees payable by the Funds already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined

Directors' Disclosure

          with reference to industry standards as reported by Lipper and SMC's estimated profitability at current or foreseeable asset levels. The Directors also considered that they will have the opportunity to periodically reexamine whether each Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to SMC and fees payable by SMC to the investment sub-advisers, in the future.

     - BENEFITS (SUCH AS SOFT DOLLARS) TO SMC FROM ITS RELATIONSHIP WITH THE FUND (AND ANY CORRESPONDING BENEFITS TO THE FUND). The Directors concluded that other benefits described by SMC and the investment sub-advisers from their relationships with the Funds, including "soft dollar" benefits in connection with the Funds' brokerage transactions, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Directors determined that the administration, transfer agency and fund accounting fees paid by the Funds to SMC are reasonable, fair and in the best interests of Funds' shareholders in light of the nature and quality of the services provided, the associated costs, and the necessity of the services for the Funds' operations.

     - OTHER CONSIDERATIONS: In approving the investment advisory and sub-advisory agreements, the Directors determined that SMC has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. In this regard, the Directors favorably considered the compliance track record of the Funds and SMC. The Directors also concluded that SMC has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including investment advisory fee waivers and expense limitation arrangements with respect to the Funds to the benefit of Funds' shareholders.

Directors and Officers (unaudited)

The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001.

DIRECTORS

NAME
(DATE OF BIRTH)
YEAR ELECTED***                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------                -------------------------------------------
Donald A. Chubb, Jr.**         Business broker, Griffith & Blair Realtors
(12-14-46)                     Director - Jayhawk Area Boy Scouts Council
1994

Harry W. Craig, Jr.**          Chairman, CEO, Secretary & Director, The Martin Tractor Company, Inc.;
(05-11-39)                     Director - Stormont Vail Corporation
2004                           Director - Concerned Citizens for Topeka
                               Director - Oscar S. Stauffer Executive in Residence

Jerry B. Farley**              President, Washburn University
(09-20-46)                     President, J&J Bonanza
2005

Penny A. Lumpkin**             Partner, Vivians' Gift Shop (Corporate Retail)
(08-20-39)                     Vice President, Palmer Companies, Inc. (Small Business and Shopping
1993                           Center Development)
                               Vice President, PLB (Real Estate Equipment Leasing)
                               Vice President, Town Crier (Retail)
                               Prior to 1999:
                               Vice President & Treasurer, Palmer News, Inc.
                               Vice President, M/S News, Inc.
                               Secretary, Kansas City Periodicals
                               Prior to 2002:
                               Vice President, Bellaire Shopping Center (Managing and Leasing)
                               Partner, Goodwin Enterprises (Retail)

Maynard F. Oliverius**         President & Chief Executive Officer, Stormont-Vail HealthCare
(12-18-43)                     DIrector - VHA Mid-America
1998                           Director - Go Topeka

John D. Cleland*               Retired. Prior to January 1, 2003, Senior Vice President, Security
(05-01-36)                     Benefit Group, Inc. & Security Benefit Life Insurance Company
1991 (Director)
2000 (Chairman of the Board)

Michael G. Odlum*              President & Managing Member Representative, Security Management
(01-12-52)                     Company, LLC
2004 (President)               Senior Vice President and Chief Investment Officer,
2004 (Director)                Security Corporation and Security Benefit Life Insurance Company
                               Director, Security Distributors, Inc.
                               Director, Vice President and Chief Investment Officer, First Security
                               Benefit Life Insurance and Annuity Company of New York

* These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

** These directors serve on the Fund's joint audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting function for the Funds.

*** Each director oversees 34 Security Fund portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

Directors and Officers (unaudited)

OFFICERS

NAME
(DATE OF BIRTH)
TITLE
YEAR ELECTED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------           -------------------------------------------
Steven M. Bowser          Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(02-11-60)                Vice President & Senior Portfolio Manager, Security Benefit Life Insurance
Vice President            Company
2003

Christina Fletcher        Portfolio Manager, Security Management Company, LLC
(07-25-72)                Credit Analyst/Portfolio Manager, Horizon Cash Management
Vice President            Senior Money Market Trader, Scudder Investments
2005

Brenda M. Harwood         Assistant Vice President, Chief Compliance Officer & Treasurer, Security
(11-03-63)                Management Company, LLC;
Treasurer                 Assistant Vice President, Security Benefit Life Insurance Company
1988                      Vice President & Director, Security Distributors, Inc.

Richard J. King           Vice President & Head of Fixed Income Asset Management, Security Management
(03-59)                   Company, LLC; Partner, Head of Portfolio Management, INVESCO
Vice President
2005

Mark Lamb                 Vice President, Security Management Company, LLC,
(02-03-60)                Vice President, Security Benefit Life Insurance Company
Vice President
2003

Amy J. Lee                Secretary, Security Management Company, LLC & Security Distributors, Inc.;
(06-05-61)                Secretary, Security Distributors, Inc.
Secretary                 Vice President, Associate General Counsel & Assistant Secretary,
1987                      Security Benefit Life Insurance Company

Mark Mitchell             Vice President & Portfolio Manager, Security Management Company, LLC
(08-24-64)
Vice President
2003

Christopher Phalen        Vice President & Portfolio Manager, Security Management
(11-9-70)                 Company, LLC;
Vice President            Vice President, Security Benefit Life Insurance Company
2002

James P. Schier           Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(12-28-57)                Vice President, Security Benefit Life Insurance Company
Vice President
1998

Cindy L. Shields          Vice President & Head of Equity Asset Management, Security Management
(06-05-67)                Company, LLC,
Vice President            Vice President, Security Benefit Life Insurance Company
1988

Christopher D. Swickard   Assistant Secretary, Security Management Company, LLC;
(10-09-65)                Second Vice President & Counsel,
Assistant Secretary       Security Benefit Life Insurance Company
1996

David G. Toussaint        Assistant Vice President & Portfolio Manager, Security Management
(10-10-66)                Company, LLC;
Vice President            Assistant Vice President, Security Benefit Life Insurance Company
2001

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

OTHER INFORMATION

Each of the Security Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Security Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Security Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2005 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information ("SAI") includes additional information about the Funds' Directors and is available upon request without charge by calling 1-800-888-2461.

THE SECURITY GROUP OF MUTUAL FUNDS

Security Equity Fund

     -    Alpha Opportunity Series

     -    Enhanced Index Series

     -    Equity Series

     -    Global Series

     -    Large Cap Growth Series

     -    Mid Cap Value Series

     -    Select 25(R) Series

     -    Small Cap Growth Series

     -    Social Awareness Series

Security Large Cap Value Fund

Security Mid Cap Growth Fund

Security Income Fund

     -    Diversified Income Series

     -    High Yield Series

     -    Income Opportunity Series

     -    Capital Preservation Series

Security Cash Fund

                      SECURITY FUNDS OFFICERS AND DIRECTORS

DIRECTORS
Donald A. Chubb, Jr.
John D. Cleland
Harry W. Craig, Jr.
Jerry B. Farley
Penny A. Lumpkin
Michael G. Odlum
Maynard F. Oliverius

OFFICERS
John D. Cleland, Chairman of the Board
Michael G. Odlum, President
Steve M. Bowser, Vice President
Christina Fletcher, Vice President
Richard J. King, Vice President
Mark Lamb, Vice President
Mark Mitchell, Vice President
Christopher Phalen, Vice President
James P. Schier, Vice President
Cindy L. Shields, Vice President
David G. Touissant, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Chief Compliance Officer & Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

(SECURITY BENEFIT(SM) LOGO)
Security Distributors, Inc.

One Security Benefit Place - Topeka, Kansas 66636-0001 - securitybenefit.com


SDI 609 (R12-05)                                                     46-06098-01

ITEM 2.   CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant's code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is "independent" for purposes of this item.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,000 in 2004 and $54,000 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,000 in 2004 and $2,000 in 2005. These services consisted of a review of the Registrant's semi-annual financial statements.

       The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates") which required pre-approval by the Audit Committee were $18,000 in 2004 and $17,000 in 2005, which related to the review of the transfer agent function.(1)

       ---------------

       (1) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the information here represents only fees for pre-approved non-audit services rendered after May 6, 2003, to Service Affiliates.

(c) Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,000 in 2004 and $10,000 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) consultation regarding the identification of Passive Foreign Investment Companies.

       The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.(2)

       ----------

       (2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve Tax Services. Therefore, the information here represents only fees for pre-approved Tax Services rendered after May 6, 2003, to Service Affiliates.

(d) All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2004 and $0 in 2005.

       The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.(3)

       ----------

       (3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve these services. Therefore, the information here represents only fees for pre-approved services rendered after May 6, 2003, to Service Affiliates.

(e)    (1)    Audit Committee Pre-Approval Policies and Procedures. The
              Registrant's Audit Committee has established policies and procedures for pre-approval of the auditor's engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor's independence as specified in applicable rules.

(e)    (2)    Percentage of Non-Audit Services Approved under (c)(7)(i)(C).
              The percentage of the services described in each of (b) through
              (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph
              (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)    Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $28,000 in 2004 and $29,000 in 2005.

(h) Auditor Independence. The Registrant's Audit Committee was provided with information relating to the provision of non-audit services by E&Y to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining E&Y's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant's board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.   EXHIBITS.

(a)    (1)    Code of Ethics pursuant to Item 2 above.

       (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         SECURITY INCOME FUND

                                         By:      MICHAEL G. ODLUM
                                                  ------------------------------
                                                  Michael G. Odlum, President

                                         Date:    March 8, 2006




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                         By:      MICHAEL G. ODLUM
                                                  ------------------------------
                                                  Michael G. Odlum, President

                                         Date:    March 8, 2006


                                         By:      BRENDA M. HARWOOD
                                                  ------------------------------
                                                  Brenda M. Harwood, Treasurer

                                         Date:    March 8, 2006